UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Dynamic Total Return Fund

BNY Mellon Global Dynamic Bond Income Fund

BNY Mellon Global Real Return Fund

BNY Mellon Sustainable Balanced Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Dynamic Total Return Fund

ANNUAL REPORT October 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Dynamic Total Return Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Dynamic Total Return Fund, covering the 12-month period from November 1, 2019 through October 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects the final months of 2019, fueling an equity rally. As we entered 2020, optimism turned to concern as COVID-19 began to spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Volatility returned in September 2020 and continued through October, as concerns over rising COVID-19 infection rates, continued trade tensions, the U.S. Congress’ failure to pass additional financial assistance and anxiety over the upcoming U.S. election constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when investment-grade instrument prices stalled. Yields in the intermediate and long portions of the Treasury curve rose during October, further constraining bond prices.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. As always, we will monitor relevant data for meaningful developments. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

November 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through October 31, 2020, as provided by portfolio managers Vassilis Dagioglu, James Stavena, Torrey Zaches and Dimitri Curtil of BNY Mellon Investment Adviser, Inc., Mellon Investments Corporation (fund’s Sub-Adviser)

Market and Fund Performance Overview

For the 12-month period from November 1, 2019 to October 31, 2020, the BNY Mellon Dynamic Total Return Fund’s Class A shares produced a total return of 0.28%, Class C shares returned -0.50%, Class I shares returned 0.53%, and Class Y shares returned 0.54%.1 In comparison, the FTSE Three-Month U.S. Treasury Bill Index, the MSCI World Index, and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”) returned 0.86%, 4.36% and 5.63%, respectively.2,3,4,5

The fund’s Class A, I and Y shares delivered a positive total return over the reporting period, but the fund generally lagged the Hybrid Index. Three major events had varying effects on the fund’s returns: the global COVID-19 pandemic, unprecedented monetary and fiscal stimulus and the November 2020 election in the United States.

The Fund’s Investment Approach

The Fund seeks total return. To pursue its goal, the Fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The Fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging-debt and equity markets.

The Fund will seek to achieve investment exposure primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs) and normally will use economic leverage as part of its investment strategy. The Fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments, including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash.

The Fund’s portfolio managers apply a systematic investment approach designed to identify and exploit relative misvaluations across and within global capital markets. The portfolio managers update, monitor and follow buy or sell recommendations using proprietary investment models. Among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market-level expected returns. For bond markets, the portfolio managers use proprietary models to identify temporary mispricing among global bond markets. For currency markets, the portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued. For commodities, the portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity, as well as momentum.

Lockdowns, a Global Recession and Unprecedented Stimulus

Three major events affected markets during the reporting period. First, in March 2020 the World Health Organization declared the COVID-19 virus a global pandemic. Beginning in March 2020, the major economies then entered voluntary shutdowns, bringing the global

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

economy to a standstill. Second, major governments and central banks introduced unprecedented stimulus to avoid the permanent effects of the shutdown and shorten the global recession. Third, the November 2020 U.S. election was preceded by a “risk-off” sentiment across the major markets.

Global equity markets tumbled significantly in response to the global pandemic and subsequent lockdown. But as the magnitude of the stimulus became clear, the large tech stocks rallied, pushing global equities back into positive territory. All central banks quickly lowered their short-term policy rates to zero or near zero, with some even continuing with negative nominal rates. The U.S. Federal Reserve (the “Fed”) cut rates to zero in March 2020. The Fed also stepped in to support certain sectors of the fixed-income market to ensure orderly liquidity. In particular, municipal bonds, high yield bonds and “fallen angel” bonds were among the beneficiaries of the Fed’s largesse. By several estimates, the combination of the U.S. government’s fiscal stimulus and the Fed’s additional stimulus program is already at least twice the size of the stimulus that was implemented during the entire Great Financial Crisis of 2008-09.

Even though U.S. gross domestic product (GDP) shrank by just 0.33% in the first quarter of 2020, the National Bureau of Economic Research identified the U.S. recession as beginning in February 2020. In the second quarter, the U.S. economy contracted by an estimated 13.75% but then bounced back in the third quarter with growth of 13.59%. For the full year 2020, the U.S. economy may experience flat to slightly negative growth. But as of October 2020, the U.S. unemployment rate had come down to just 6.9%. As of the end of the reporting period, COVID-19 continued to flare up in certain markets, resulting in periodic lockdowns. But investors continued to anticipate a vaccine, with several candidates showing encouraging trial results.

Navigating Volatile Market Conditions

The fund navigated the three major events of the reporting period reasonably well, but for the full period, the fund trailed the benchmark indexes, with MSCI World Index returning 4.9% and the Hybrid Index gaining 5.6%. We lagged in large part due to our cautious growth and equity positions during the equity market’s “V” shaped recovery in April and May 2020. Another contributing factor was the negative contribution of the opportunistic strategies. One of the opportunistic strategies, active currency, was down (-0.50%) over the period. The fund did not hold significant exposure to real assets over this period, but a long commodity strategy did detract (-0.50%) from the overall return.

The fund’s performance fluctuated as the reporting period progressed. Although defensive assets, specifically U.S. Treasuries, were a key return contributor during the first quarter of 2020, and equities were a key contributor during the second quarter, both detracted from performance in the third quarter, as markets reacted to an increase in uncertainty.

The pandemic and the associated global recession weighed heavily on risky assets, and, accordingly, the fund was down in the first quarter of 2020. However, the fund declined less than its benchmark indexes, which validated the fund’s dynamic de-risking and capital preservation.

As a result of the fund’s de-risking in the face of historically high equity volatility, the weight in growth assets in the fund dropped from 57% as of the end of 2019 to 28% at the end of March 2020. Similarly, the fund increased its exposure to defensive assets, such as U.S.

4

Treasuries and cash, to 68% at the end of March 2020. The fund, which incorporates risk hedging and volatility management activities during significant market corrections, purchased put options as protection and mitigated risk-taking when volatility increased, and these measures helped to reduce risk swiftly in March 2020.

In the second quarter of 2020, equity markets recovered quickly, and the fund posted positive returns. Nevertheless, the fund’s cautious growth exposure meant the fund did not fully participate in the rapid “V-shaped” recovery in equity markets. U.S. Treasuries also produced positive returns, as 30-year yields came down from 2.17% to 1.65% over the period. The yields reacted to the lack of global economic demand, the easing of short-term rates and lack of inflation pressure.

Toward the end of the reporting period, as the U.S. election neared, and the reality of a second wave of pandemic-related lockdowns hit home, the markets shifted to a “risk-off” mood. Yields on U.S. Treasuries rose during September and October 2020, as the market responded to heightened uncertainty. In particular, this uncertainty was related to the start and stop of the U.S. economy, the uncertain outcome of the U.S. election and a clear view on when a COVID-19 vaccine might be available for mass distribution.

For the full reporting period, short positions in Japan and the UK equities were the main detractors among growth assets. Among defensive assets, the top detractors were mostly short positions in the sovereign bonds of Japan and Europe.

On a more positive note, defensive assets as a whole were the largest positive contributor (+3.1%), as long positions in U.S. Treasuries and Australian government bonds led the way. We also took advantage of an increase in the credit premium to harvest additional returns (+0.70%) during the crisis by substituting corporate bonds for our sovereign bond positions.

The fund’s positions in growth assets also produced positive returns (+2.0%). Long positions in U.S., Australia and Hong Kong equities were the top contributors. We also added return (+1.4%) initially through exposure to U.S. high yield bonds, which we then switched to U.S. “fallen angel” bonds. (Fallen angels are BBB rated bonds that have been downgraded to BB.) Fallen angels have done unusually well this year due to their increased number (i.e., about 230 bonds across 43 names) and to the Fed’s purchase of this debt in both the primary and secondary market.

The hedge to the equity beta was also a positive contributor, although this was offset by the active volatility strategy. The spike in equity volatility, with the VIX index of implied volatility rising from 18 at the end of January 2020 to 82 at the peak of the lockdown crisis, led to the negative outcome. This active volatility strategy has benefited when the realized market volatility is less than the implied volatility. More recently, as the VIX dropped to levels below 30, this strategy has recovered.

Looking Forward: Patience Is a Virtue

We do not anticipate major policy shifts resulting from the U.S. presidential election, in large part because, as of mid-November 2020, it appeared that Republicans would retain slim control of the Senate. We also anticipate a further fiscal stimulus package, though smaller than the $2.2 trillion passed by the House. We also believe central banks will err on the side of caution and continue with easy monetary policy. Finally, there are at least two potential COVID-19 vaccines making their way through trials, which could be a game changer

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

sometime in 2021. We believe there will be opportunities to add value in 2021. Yet, we are also coming out of the first global recession in 10 years and the first global pandemic in 100 years, so a full recovery may require an extended period.

We believe the fund continues to play a useful role in investor portfolios, striking a balance between risky, growth-oriented exposure and the preservation of capital during a crisis. Although corporate earnings are anticipated to grow by single digits next year, equity valuations are looking stretched. Real (inflation-adjusted) rates are negative, even though inflation is tepid at best. Finally, nominal yields on sovereign debt are near record lows, which may impair a significant source of return in simple 60/40 solutions.

We may be entering a period in which equities are challenged, especially if central banks begin to reverse their quantitative easing, and in which bonds deliver sub-par yields. For this reason, we look forward to the remaining months of 2020 and to 2021 to add to returns in times of growth, preserve capital in times of crisis and provide smoother cumulative performance in the midst of what will undoubtedly be a bumpy ride for traditional asset classes.

November 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser pursuant to an agreement in effect through February 28, 2021, at which time it may be extended, terminated, or modified.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed-income market. Investors cannot invest directly in any index.

5 Source: FactSet —The Hybrid Index is an unmanaged hybrid index composed of 60% MSCI World Index and 40% WGB Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

6

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Dynamic Total Return Fund with a hypothetical investment of $10,000 in the MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”)

† Source: FactSet

†† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Dynamic Total Return Fund on 10/31/10 to a hypothetical investment of $10,000 made on that date in each of the following: MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index and the Hybrid Index. Returns assume all dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed income market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Dynamic Total Return Fund with a hypothetical investment of $1,000,000 in the MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”)

† Source: FactSet

†† Source: Lipper Inc.

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Dynamic Total Return Fund on 10/31/10 to a hypothetical investment of $1,000,000 made on that date in each of the following: MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index and the Hybrid Index. Returns assume all dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed income market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

Average Annual Total Returns as of 10/31/2020
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5/2/06	-5.48%	0.92%	3.69%
without sales charge	5/2/06	0.28%	2.11%	4.30%
Class C shares
with applicable redemption charge †	5/2/06	-1.48%	1.35%	3.53%
without redemption	5/2/06	-0.50%	1.35%	3.53%
Class I shares	5/2/06	0.53%	2.38%	4.61%
Class Y shares	7/1/13	0.54%	2.42%	4.67%††
MSCI World Index		4.36%	8.13%	8.64%
FTSE Three-Month U.S. Treasury Bill Index		0.86%	1.16%	0.60%
Hybrid Index		5.63%	6.71%	6.05%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

9

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Total Return Fund from May 1, 2020 to October 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.45	$11.32	$6.16	$6.11
Ending value (after expenses)	$1,058.90	$1,055.60	$1,060.70	$1,060.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.30	$11.09	$6.04	$5.99
Ending value (after expenses)	$1,017.90	$1,014.13	$1,019.15	$1,019.20

†Expenses are equal to the fund’s annualized expense ratio of 1.44% for Class A, 2.19% for Class C, 1.19% for Class I and 1.18% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10

CONSOLIDATED STATEMENT OF INVESTMENTS

October 31, 2020

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 7.6%
Aerospace & Defense - .3%
Howmet Aerospace, Sr. Unscd. Notes	5.13	10/1/2024	200,000	210,364
Howmet Aerospace, Sr. Unscd. Notes	5.87	2/23/2022	140,000	147,840
Howmet Aerospace, Sr. Unscd. Notes	5.90	2/1/2027	100,000	109,875
Howmet Aerospace, Sr. Unscd. Notes	5.95	2/1/2037	130,000	141,863
Howmet Aerospace, Sr. Unscd. Notes	6.75	1/15/2028	130,000	148,515
Howmet Aerospace, Sr. Unscd. Notes	6.88	5/1/2025	200,000	222,750
Rolls-Royce, Gtd. Bonds	3.63	10/14/2025	250,000	[a] 238,750
Spirit Aerosystems, Gtd. Notes	3.85	6/15/2026	90,000	86,348
Spirit Aerosystems, Gtd. Notes	3.95	6/15/2023	80,000	71,550
Spirit Aerosystems, Gtd. Notes	4.60	6/15/2028	100,000	83,356
				1,461,211
Airlines - .5%
American Airlines Pass Through Trust, Ser. 2013-1, Cl. A	4.00	7/15/2025	54,474	41,056
American Airlines Pass Through Trust, Ser. 2013-2	4.95	1/15/2023	692,880	601,898
American Airlines Pass Through Trust, Ser. 2014-1, Cl. A	3.70	10/1/2026	236,968	188,172
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	218,082	164,964
American Airlines Pass Through Trust, Ser. 2016-2, Cl. A	3.65	6/15/2028	37,440	27,996
Delta Air Lines, Sr. Unscd. Notes	2.90	10/28/2024	430,000	374,646
Delta Air Lines, Sr. Unscd. Notes	3.63	3/15/2022	470,000	460,769
Delta Air Lines, Sr. Unscd. Notes	3.75	10/28/2029	230,000	192,327
Delta Air Lines, Sr. Unscd. Notes	3.80	4/19/2023	110,000	104,157
Delta Air Lines, Sr. Unscd. Notes	4.38	4/19/2028	200,000	172,569
Hawaiian Airlines Pass Through Certificates, Ser. 2013-1A, Cl. A	3.90	1/15/2026	65,474	51,960
UAL Pass Through Trust, Ser. 2007-1, Cl. 071A	6.64	7/2/2022	63,979	61,017
				2,441,531
Automobiles & Components - .5%
Ford Holdings, Gtd. Debs.	9.30	3/1/2030	20,000	24,204
Ford Motor, Sr. Unscd. Bonds	6.63	10/1/2028	70,000	78,488
Ford Motor, Sr. Unscd. Debs.	7.40	11/1/2046	40,000	43,975
Ford Motor, Sr. Unscd. Notes	4.35	12/8/2026	100,000	100,875
Ford Motor, Sr. Unscd. Notes	4.75	1/15/2043	130,000	120,656
Ford Motor, Sr. Unscd. Notes	5.29	12/8/2046	100,000	94,721
Ford Motor, Sr. Unscd. Notes	7.45	7/16/2031	100,000	119,312
Ford Motor Credit, Sr. Unscd. Notes	3.09	1/9/2023	200,000	198,375

11

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 7.6% (continued)
Automobiles & Components - .5% (continued)
Ford Motor Credit, Sr. Unscd. Notes	3.10	5/4/2023	150,000		148,312
Ford Motor Credit, Sr. Unscd. Notes	3.34	3/28/2022	150,000		149,812
Ford Motor Credit, Sr. Unscd. Notes	3.35	11/1/2022	200,000		199,522
Ford Motor Credit, Sr. Unscd. Notes	3.55	10/7/2022	50,000		49,841
Ford Motor Credit, Sr. Unscd. Notes	4.06	11/1/2024	150,000		150,607
Ford Motor Credit, Sr. Unscd. Notes	4.13	8/4/2025	100,000		99,518
Ford Motor Credit, Sr. Unscd. Notes	4.25	9/20/2022	50,000		50,790
Ford Motor Credit, Sr. Unscd. Notes	4.27	1/9/2027	100,000		100,062
Ford Motor Credit, Sr. Unscd. Notes	4.54	8/1/2026	80,000		81,500
Ford Motor Credit, Sr. Unscd. Notes	5.58	3/18/2024	150,000		157,846
Ford Motor Credit, Sr. Unscd. Notes	5.60	1/7/2022	50,000		51,325
ZF North America Capital, Gtd. Notes	4.50	4/29/2022	170,000	[a]	175,226
ZF North America Capital, Gtd. Notes	4.75	4/29/2025	220,000	[a]	227,975
				2,422,942
Banks - .3%
Commerzbank, Sub. Notes	8.13	9/19/2023	280,000	[a]	321,560
Dresdner Funding Trust I, Jr. Sub. Notes	8.15	6/30/2031	50,000	[a]	73,354
Intesa Sanpaolo, Sub. Notes	5.02	6/26/2024	180,000	[a]	190,046
Standard Chartered, Jr. Sub. Bonds	7.01	7/30/2037	100,000	[a,b]	121,803
UniCredit, Sub. Notes	5.86	6/19/2032	200,000	[a]	211,510
UniCredit, Sub. Notes	7.30	4/2/2034	340,000	[a]	389,545
				1,307,818
Chemicals - .1%
CF Industries, Gtd. Notes	4.95	6/1/2043	65,000		78,037
CF Industries, Gtd. Notes	5.15	3/15/2034	50,000		58,678
CF Industries, Gtd. Notes	5.38	3/15/2044	65,000		79,909
H.B. Fuller, Sr. Unscd. Notes	4.00	2/15/2027	30,000		30,706
Methanex, Sr. Unscd. Notes	4.25	12/1/2024	40,000		40,230
Methanex, Sr. Unscd. Notes	5.25	12/15/2029	270,000		274,077
Methanex, Sr. Unscd. Notes	5.65	12/1/2044	100,000		96,312
				657,949
Commercial & Professional Services - .1%
North Queensland Export Terminal, Sr. Scd. Notes	4.45	12/15/2022	160,000	[a]	150,492
The ADT Security , Sr. Scd. Notes	4.13	6/15/2023	60,000		62,490
				212,982
Consumer Discretionary - .5%
Carnival, Gtd. Debs.	6.65	1/15/2028	90,000		70,819
Carnival, Sr. Scd. Notes	11.50	4/1/2023	530,000	[a]	586,421
Mattel, Sr. Unscd. Notes	3.15	3/15/2023	15,000		14,980
Mattel, Sr. Unscd. Notes	5.45	11/1/2041	95,000		95,779
Mattel, Sr. Unscd. Notes	6.20	10/1/2040	50,000		52,465

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 7.6% (continued)
Consumer Discretionary - .5% (continued)
MDC Holdings, Gtd. Notes	5.50	1/15/2024	10,000		10,736
MDC Holdings, Gtd. Notes	6.00	1/15/2043	105,000		131,536
PulteGroup, Gtd. Notes	6.00	2/15/2035	20,000		24,850
PulteGroup, Gtd. Notes	6.38	5/15/2033	60,000		76,742
PulteGroup, Gtd. Notes	7.88	6/15/2032	30,000		42,571
Royal Caribbean Cruises, Sr. Scd. Notes	10.88	6/1/2023	160,000	[a]	174,782
Royal Caribbean Cruises, Sr. Scd. Notes	11.50	6/1/2025	320,000	[a]	366,800
Royal Caribbean Cruises, Sr. Unscd. Debs.	7.50	10/15/2027	60,000		52,313
Royal Caribbean Cruises, Sr. Unscd. Notes	3.70	3/15/2028	130,000		95,144
Royal Caribbean Cruises, Sr. Unscd. Notes	5.25	11/15/2022	220,000		196,762
Silversea Cruise Finance, Sr. Scd. Notes	7.25	2/1/2025	190,000	[a]	191,601
Wyndham Destinations, Sr. Scd. Notes	3.90	3/1/2023	35,000		34,016
Wyndham Destinations, Sr. Scd. Notes	4.25	3/1/2022	35,000		35,175
Wyndham Destinations, Sr. Scd. Notes	5.65	4/1/2024	25,000		25,641
Wyndham Destinations, Sr. Scd. Notes	6.60	10/1/2025	30,000		32,059
				2,311,192
Consumer Durables & Apparel - .0%
Michael Kors USA, Gtd. Notes	4.50	11/1/2024	150,000	[a]	147,000
Under Armour, Sr. Unscd. Notes	3.25	6/15/2026	40,000		38,721
				185,721
Consumer Staples - .5%
Avon Products, Sr. Unscd. Notes	7.00	3/15/2023	50,000		54,094
Avon Products, Sr. Unscd. Notes	8.95	3/15/2043	25,000		31,875
Edgewell Personal Care, Gtd. Notes	4.70	5/24/2022	40,000		41,275
Newell Brands, Sr. Unscd. Notes	4.00	12/1/2024	50,000		52,250
Newell Brands, Sr. Unscd. Notes	4.00	6/15/2022	110,000		113,300
Newell Brands, Sr. Unscd. Notes	4.35	4/1/2023	630,000		658,332
Newell Brands, Sr. Unscd. Notes	4.70	4/1/2026	720,000		767,830
Newell Brands, Sr. Unscd. Notes	5.88	4/1/2036	70,000		82,250
Newell Brands, Sr. Unscd. Notes	6.00	4/1/2046	225,000		266,692
				2,067,898
Diversified Financials - .0%
Navient, Sr. Unscd. Notes	5.63	8/1/2033	40,000		34,365

13

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 7.6% (continued)
Diversified Financials - .0% (continued)
Navient, Sr. Unscd. Notes	7.25	1/25/2022	55,000		56,891
				91,256
Electronic Components - .0%
Ingram Micro, Sr. Unscd. Notes	5.00	8/10/2022	55,000		56,748
Energy - 2.0%
Apache, Sr. Unscd. Notes	3.25	4/15/2022	50,000		48,750
Apache, Sr. Unscd. Notes	4.25	1/15/2030	60,000		53,138
Apache, Sr. Unscd. Notes	4.38	10/15/2028	120,000		110,472
Apache, Sr. Unscd. Notes	4.75	4/15/2043	180,000		159,750
Apache, Sr. Unscd. Notes	5.10	9/1/2040	200,000		183,978
Apache, Sr. Unscd. Notes	5.25	2/1/2042	80,000		74,135
Apache, Sr. Unscd. Notes	5.35	7/1/2049	90,000		78,525
Apache, Sr. Unscd. Notes	6.00	1/15/2037	50,000		47,375
Buckeye Partners, Sr. Unscd. Notes	3.95	12/1/2026	90,000		83,700
Buckeye Partners, Sr. Unscd. Notes	4.13	12/1/2027	110,000		103,744
Buckeye Partners, Sr. Unscd. Notes	4.15	7/1/2023	100,000		98,687
Buckeye Partners, Sr. Unscd. Notes	4.35	10/15/2024	65,000		63,253
Buckeye Partners, Sr. Unscd. Notes	5.60	10/15/2044	60,000		51,938
Buckeye Partners, Sr. Unscd. Notes	5.85	11/15/2043	90,000		79,931
Cenovus Energy, Sr. Unscd. Notes	3.00	8/15/2022	90,000		89,177
Cenovus Energy, Sr. Unscd. Notes	3.80	9/15/2023	60,000		60,972
Cenovus Energy, Sr. Unscd. Notes	4.25	4/15/2027	140,000		142,527
Cenovus Energy, Sr. Unscd. Notes	5.25	6/15/2037	110,000		107,448
Cenovus Energy, Sr. Unscd. Notes	5.40	6/15/2047	100,000		98,627
Cenovus Energy, Sr. Unscd. Notes	6.75	11/15/2039	160,000		177,599
Chesapeake Energy, Gtd. Notes	8.00	3/15/2026	65,000	[c]	3,575
Continental Resources, Gtd. Notes	3.80	6/1/2024	140,000		130,637
Continental Resources, Gtd. Notes	4.38	1/15/2028	150,000		135,106
Continental Resources, Gtd. Notes	4.50	4/15/2023	270,000		259,051
Continental Resources, Gtd. Notes	4.90	6/1/2044	130,000		108,144
Continental Resources, Gtd. Notes	5.00	9/15/2022	180,000		177,480
DCP Midstream Operating, Gtd. Notes	4.95	4/1/2022	40,000		40,741
DCP Midstream Operating, Gtd. Notes	5.60	4/1/2044	30,000		26,265
EnLink Midstream Partners, Sr. Unscd. Notes	4.15	6/1/2025	20,000		17,254
EnLink Midstream Partners, Sr. Unscd. Notes	4.85	7/15/2026	5,000		4,274
EnLink Midstream Partners, Sr. Unscd. Notes	5.05	4/1/2045	75,000		47,572
EnLink Midstream Partners, Sr. Unscd. Notes	5.45	6/1/2047	105,000		67,703

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 7.6% (continued)
Energy - 2.0% (continued)
EnLink Midstream Partners, Sr. Unscd. Notes	5.60	4/1/2044	15,000	9,327
EQM Midstream Partners, Sr. Unscd. Notes	4.00	8/1/2024	150,000	145,480
EQM Midstream Partners, Sr. Unscd. Notes	4.13	12/1/2026	140,000	132,259
EQM Midstream Partners, Sr. Unscd. Notes	4.75	7/15/2023	260,000	259,078
EQM Midstream Partners, Sr. Unscd. Notes	5.50	7/15/2028	230,000	233,422
EQM Midstream Partners, Sr. Unscd. Notes	6.50	7/15/2048	150,000	142,154
EQT, Sr. Unscd. Notes	3.00	10/1/2022	330,000	330,099
EQT, Sr. Unscd. Notes	3.90	10/1/2027	250,000	240,549
EQT, Sr. Unscd. Notes	7.88	2/1/2025	100,000	111,389
EQT, Sr. Unscd. Notes	8.75	2/1/2030	110,000	136,812
Newfield Exploration, Gtd. Notes	5.38	1/1/2026	100,000	94,084
Newfield Exploration, Gtd. Notes	5.63	7/1/2024	150,000	145,235
Newfield Exploration, Gtd. Notes	5.75	1/30/2022	140,000	141,029
Occidental Petroleum, Sr. Unscd. Notes	2.70	8/15/2022	109,000	100,961
Occidental Petroleum, Sr. Unscd. Notes	2.70	2/15/2023	28,000	25,113
Occidental Petroleum, Sr. Unscd. Notes	2.90	8/15/2024	120,000	100,080
Occidental Petroleum, Sr. Unscd. Notes	3.00	2/15/2027	30,000	22,706
Occidental Petroleum, Sr. Unscd. Notes	3.13	2/15/2022	40,000	38,100
Occidental Petroleum, Sr. Unscd. Notes	3.20	8/15/2026	50,000	38,719
Occidental Petroleum, Sr. Unscd. Notes	3.40	4/15/2026	40,000	31,362
Occidental Petroleum, Sr. Unscd. Notes	3.50	8/15/2029	100,000	72,306
Occidental Petroleum, Sr. Unscd. Notes	4.10	2/15/2047	40,000	26,212
Occidental Petroleum, Sr. Unscd. Notes	4.20	3/15/2048	100,000	66,330
Occidental Petroleum, Sr. Unscd. Notes	4.30	8/15/2039	60,000	41,063
Occidental Petroleum, Sr. Unscd. Notes	4.40	4/15/2046	160,000	107,828
Occidental Petroleum, Sr. Unscd. Notes	4.40	8/15/2049	80,000	53,750

15

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 7.6% (continued)
Energy - 2.0% (continued)
Occidental Petroleum, Sr. Unscd. Notes	4.50	7/15/2044	50,000		34,365
Occidental Petroleum, Sr. Unscd. Notes	4.63	6/15/2045	40,000		27,100
Occidental Petroleum, Sr. Unscd. Notes	5.55	3/15/2026	80,000		69,714
Occidental Petroleum, Sr. Unscd. Notes	6.20	3/15/2040	110,000		89,573
Occidental Petroleum, Sr. Unscd. Notes	6.45	9/15/2036	70,000		56,805
Occidental Petroleum, Sr. Unscd. Notes	6.60	3/15/2046	110,000		91,277
Occidental Petroleum, Sr. Unscd. Notes	7.50	5/1/2031	30,000		27,450
Ovintiv, Gtd. Notes	5.15	11/15/2041	50,000		39,651
Ovintiv, Gtd. Notes	6.50	8/15/2034	150,000		140,790
Ovintiv, Gtd. Notes	6.50	2/1/2038	120,000		109,612
Ovintiv, Gtd. Notes	6.63	8/15/2037	100,000		92,282
Ovintiv, Gtd. Notes	7.38	11/1/2031	100,000		100,634
Ovintiv, Gtd. Notes	8.13	9/15/2030	50,000		51,882
Patterson-UTI Energy, Sr. Unscd. Notes	3.95	2/1/2028	70,000		52,619
Patterson-UTI Energy, Sr. Unscd. Notes	5.15	11/15/2029	50,000		37,590
Rockies Express Pipeline, Sr. Unscd. Notes	3.60	5/15/2025	80,000	[a]	80,000
Rockies Express Pipeline, Sr. Unscd. Notes	4.80	5/15/2030	100,000	[a]	94,962
Rockies Express Pipeline, Sr. Unscd. Notes	4.95	7/15/2029	110,000	[a]	107,346
Rockies Express Pipeline, Sr. Unscd. Notes	6.88	4/15/2040	140,000	[a]	144,200
Rockies Express Pipeline, Sr. Unscd. Notes	7.50	7/15/2038	50,000	[a]	52,750
Ruby Pipeline, Sr. Unscd. Notes	7.75	4/1/2022	230,136	[a]	197,600
Southeast Supply Header, Sr. Unscd. Notes	4.25	6/15/2024	100,000	[a]	98,402
Topaz Solar Farms, Sr. Scd. Notes	5.75	9/30/2039	156,947	[a]	178,197
Western Midstream Operating, Sr. Unscd. Notes	3.95	6/1/2025	130,000		121,144
Western Midstream Operating, Sr. Unscd. Notes	4.00	7/1/2022	120,000		120,225
Western Midstream Operating, Sr. Unscd. Notes	4.10	2/1/2025	160,000		150,994
Western Midstream Operating, Sr. Unscd. Notes	4.50	3/1/2028	80,000		74,400

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 7.6% (continued)
Energy - 2.0% (continued)
Western Midstream Operating, Sr. Unscd. Notes	4.65	7/1/2026	130,000		125,125
Western Midstream Operating, Sr. Unscd. Notes	4.75	8/15/2028	100,000		93,750
Western Midstream Operating, Sr. Unscd. Notes	5.05	2/1/2030	260,000		247,000
Western Midstream Operating, Sr. Unscd. Notes	5.30	3/1/2048	180,000		145,800
Western Midstream Operating, Sr. Unscd. Notes	5.45	4/1/2044	160,000		136,300
Western Midstream Operating, Sr. Unscd. Notes	5.50	8/15/2048	90,000		72,900
Western Midstream Operating, Sr. Unscd. Notes	6.25	2/1/2050	210,000		193,271
				9,232,685
Food Products - .5%
Kraft Heinz Foods, Gtd. Notes	3.00	6/1/2026	210,000		213,561
Kraft Heinz Foods, Gtd. Notes	3.50	6/6/2022	50,000		51,788
Kraft Heinz Foods, Gtd. Notes	3.75	4/1/2030	110,000	[a]	115,530
Kraft Heinz Foods, Gtd. Notes	3.95	7/15/2025	201,000		217,702
Kraft Heinz Foods, Gtd. Notes	4.00	6/15/2023	150,000		158,877
Kraft Heinz Foods, Gtd. Notes	4.38	6/1/2046	290,000		296,975
Kraft Heinz Foods, Gtd. Notes	4.63	1/30/2029	120,000		133,835
Kraft Heinz Foods, Gtd. Notes	4.63	10/1/2039	40,000	[a]	42,889
Kraft Heinz Foods, Gtd. Notes	4.88	10/1/2049	150,000	[a]	158,200
Kraft Heinz Foods, Gtd. Notes	5.00	6/4/2042	200,000		219,377
Kraft Heinz Foods, Gtd. Notes	5.00	7/15/2035	130,000		149,749
Kraft Heinz Foods, Gtd. Notes	5.20	7/15/2045	200,000		221,101
Kraft Heinz Foods, Gtd. Notes	6.50	2/9/2040	80,000		101,555
Kraft Heinz Foods, Gtd. Notes	6.88	1/26/2039	70,000		93,585
Kraft Heinz Foods, Gtd. Notes	7.13	8/1/2039	100,000	[a]	134,866
Safeway, Sr. Unscd. Debs.	7.25	2/1/2031	50,000		56,678
				2,366,268
Health Care - .0%
HCA, Gtd. Bonds	7.05	12/1/2027	40,000		46,663
HCA, Gtd. Bonds	8.36	4/15/2024	15,000		17,513
HCA, Gtd. Notes	7.50	11/15/2095	50,000		63,715
Magellan Health, Sr. Unscd. Notes	4.90	9/22/2024	25,000		26,375
				154,266
Industrial - .2%
Fluor, Sr. Unscd. Notes	3.50	12/15/2024	240,000		218,045
Fluor, Sr. Unscd. Notes	4.25	9/15/2028	250,000		224,011
Hillenbrand, Gtd. Notes	5.00	9/15/2026	40,000		43,750
Pitney Bowes, Sr. Unscd. Notes	5.95	4/1/2023	90,000		89,878

17

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 7.6% (continued)
Industrial - .2% (continued)
Trinity Industries, Gtd. Notes	4.55	10/1/2024	65,000	67,210
Xerox, Sr. Unscd. Notes	3.80	5/15/2024	40,000	41,238
Xerox, Sr. Unscd. Notes	4.38	3/15/2023	140,000	145,964
Xerox, Sr. Unscd. Notes	4.80	3/1/2035	30,000	28,629
Xerox, Sr. Unscd. Notes	6.75	12/15/2039	60,000	63,348
				922,073
Information Technology - .0%
CDK Global, Sr. Unscd. Notes	5.00	10/15/2024	75,000	81,938
Insurance - .0%
Liberty Mutual Group, Gtd. Bonds	7.80	3/15/2037	70,000	[a] 85,822
Materials - .1%
Crown Cork & Seal, Gtd. Debs.	7.38	12/15/2026	45,000	54,075
Pactiv, Sr. Unscd. Notes	7.95	12/15/2025	40,000	44,346
Sealed Air, Gtd. Notes	6.88	7/15/2033	80,000	[a] 103,450
				201,871
Media - .0%
Belo, Gtd. Debs.	7.75	6/1/2027	30,000	34,021
Liberty Interactive, Sr. Unscd. Debs.	8.25	2/1/2030	10,000	10,844
Liberty Interactive, Sr. Unscd. Debs.	8.50	7/15/2029	50,000	54,178
				99,043
Metals & Mining - .5%
Allegheny Ludlum, Gtd. Bonds	6.95	12/15/2025	30,000	30,109
Allegheny Technologies, Sr. Unscd. Notes	7.88	8/15/2023	35,000	35,422
ArcelorMittal, Sr. Unscd. Notes	3.60	7/16/2024	350,000	364,481
ArcelorMittal, Sr. Unscd. Notes	4.25	7/16/2029	200,000	209,951
ArcelorMittal, Sr. Unscd. Notes	4.55	3/11/2026	290,000	312,408
ArcelorMittal, Sr. Unscd. Notes	7.00	3/1/2041	170,000	205,097
ArcelorMittal, Sr. Unscd. Notes	7.25	10/15/2039	250,000	305,910
Freeport-McMoRan, Gtd. Notes	3.88	3/15/2023	100,000	103,500
Freeport-McMoRan, Gtd. Notes	4.55	11/14/2024	60,000	64,613
Freeport-McMoRan, Gtd. Notes	5.40	11/14/2034	95,000	108,953
Freeport-McMoRan, Gtd. Notes	5.45	3/15/2043	335,000	382,882
				2,123,326
Real Estate - .4%
Diversified Healthcare Trust, Sr. Unscd. Notes	4.75	5/1/2024	60,000	57,300
Diversified Healthcare Trust, Sr. Unscd. Notes	4.75	2/15/2028	130,000	115,700
EPR Properties, Gtd. Notes	4.50	6/1/2027	120,000	107,683
EPR Properties, Gtd. Notes	4.50	4/1/2025	90,000	82,616
EPR Properties, Gtd. Notes	4.75	12/15/2026	120,000	109,014
EPR Properties, Gtd. Notes	4.95	4/15/2028	110,000	98,928

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 7.6% (continued)
Real Estate - .4% (continued)
EPR Properties, Gtd. Notes	5.25	7/15/2023	60,000		58,329
EPR Properties, Sr. Unscd. Notes	3.75	8/15/2029	140,000		119,438
Mack-Cali Realty, Sr. Unscd. Notes	3.15	5/15/2023	40,000		36,765
Mack-Cali Realty, Sr. Unscd. Notes	4.50	4/18/2022	50,000		48,268
Service Properties Trust, Sr. Unscd. Notes	3.95	1/15/2028	130,000		102,294
Service Properties Trust, Sr. Unscd. Notes	4.35	10/1/2024	230,000		203,837
Service Properties Trust, Sr. Unscd. Notes	4.38	2/15/2030	130,000		106,275
Service Properties Trust, Sr. Unscd. Notes	4.50	6/15/2023	35,000		33,753
Service Properties Trust, Sr. Unscd. Notes	4.50	3/15/2025	100,000		86,188
Service Properties Trust, Sr. Unscd. Notes	4.65	3/15/2024	130,000		117,081
Service Properties Trust, Sr. Unscd. Notes	4.75	10/1/2026	95,000		81,463
Service Properties Trust, Sr. Unscd. Notes	4.95	2/15/2027	80,000		67,400
Service Properties Trust, Sr. Unscd. Notes	4.95	10/1/2029	90,000		73,969
Service Properties Trust, Sr. Unscd. Notes	5.00	8/15/2022	115,000		113,850
Service Properties Trust, Sr. Unscd. Notes	5.25	2/15/2026	60,000		52,350
				1,872,501
Retailing - .6%
Bed Bath & Beyond, Sr. Unscd. Notes	3.75	8/1/2024	50,000		48,310
Bed Bath & Beyond, Sr. Unscd. Notes	4.92	8/1/2034	32,000		26,800
Bed Bath & Beyond, Sr. Unscd. Notes	5.17	8/1/2044	18,000		14,704
Brinker International, Gtd. Notes	5.00	10/1/2024	50,000	[a]	50,190
Brinker International, Sr. Unscd. Notes	3.88	5/15/2023	20,000		19,513
L Brands, Sr. Unscd. Debs.	6.95	3/1/2033	90,000		83,025
L Brands, Sr. Unscd. Notes	7.60	7/15/2037	14,000		13,475
Macy's Retail Holdings, Gtd. Notes	2.88	2/15/2023	111,000		92,130
Macy's Retail Holdings, Gtd. Notes	3.63	6/1/2024	260,000		199,525
Macy's Retail Holdings, Gtd. Notes	3.88	1/15/2022	90,000		84,375
Macy's Retail Holdings, Gtd. Notes	4.30	2/15/2043	70,000		38,850
Macy's Retail Holdings, Gtd. Notes	4.38	9/1/2023	100,000		81,375
Macy's Retail Holdings, Gtd. Notes	4.50	12/15/2034	90,000		50,400
Macy's Retail Holdings, Gtd. Notes	5.13	1/15/2042	60,000		34,500
Macy's Retail Holdings, Gtd. Notes	6.38	3/15/2037	100,000		61,500
Marks & Spencer, Sr. Unscd. Notes	7.13	12/1/2037	110,000	[a]	116,016

19

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 7.6% (continued)
Retailing - .6% (continued)
Nordstorm, Sr. Unscd. Notes	4.00	3/15/2027	100,000	83,813
Nordstrom, Sr. Unscd. Debs.	6.95	3/15/2028	90,000	84,629
Nordstrom, Sr. Unscd. Notes	4.38	4/1/2030	200,000	153,523
Nordstrom, Sr. Unscd. Notes	5.00	1/15/2044	360,000	256,537
QVC, Sr. Scd. Notes	4.38	3/15/2023	210,000	218,137
QVC, Sr. Scd. Notes	4.45	2/15/2025	180,000	184,500
QVC, Sr. Scd. Notes	4.75	2/15/2027	160,000	163,550
QVC, Sr. Scd. Notes	4.85	4/1/2024	130,000	136,012
QVC, Sr. Scd. Notes	5.45	8/15/2034	110,000	108,900
QVC, Sr. Scd. Notes	5.95	3/15/2043	90,000	86,850
Rite Aid, Sr. Unscd. Debs.	7.70	2/15/2027	40,000	30,904
Yum! Brands, Sr. Unscd. Bonds	6.88	11/15/2037	40,000	48,872
Yum! Brands, Sr. Unscd. Notes	3.88	11/1/2023	50,000	52,182
Yum! Brands, Sr. Unscd. Notes	5.35	11/1/2043	70,000	76,825
				2,699,922
Technology Hardware & Equipment - .0%
Dell, Sr. Unscd. Debs.	7.10	4/15/2028	10,000	12,700
Dell, Sr. Unscd. Notes	5.40	9/10/2040	10,000	10,843
Dell, Sr. Unscd. Notes	6.50	4/15/2038	35,000	41,967
EMC, Sr. Unscd. Notes	3.38	6/1/2023	35,000	35,772
Vericast, Sr. Scd. Notes	12.50	5/1/2024	397	[a] 406
				101,688
Telecommunication Services - .5%
CenturyLink, Sr. Unscd. Bonds, Ser. P	7.60	9/15/2039	40,000	45,089
CenturyLink, Sr. Unscd. Debs., Ser. G	6.88	1/15/2028	10,000	11,136
CenturyLink, Sr. Unscd. Notes, Ser. T	5.80	3/15/2022	50,000	52,094
CenturyLink, Sr. Unscd. Notes, Ser. U	7.65	3/15/2042	45,000	50,481
Embarq, Sr. Unscd. Notes	8.00	6/1/2036	80,000	93,950
Nokia, Sr. Unscd. Notes	6.63	5/15/2039	45,000	56,349
Sprint Capital, Gtd. Notes	6.88	11/15/2028	160,000	202,500
Sprint Capital, Gtd. Notes	8.75	3/15/2032	275,000	411,801
Telecom Italia Capital, Gtd. Notes	6.00	9/30/2034	120,000	139,920
Telecom Italia Capital, Gtd. Notes	6.38	11/15/2033	100,000	118,517
Telecom Italia Capital, Gtd. Notes	7.20	7/18/2036	190,000	240,312
Telecom Italia Capital, Gtd. Notes	7.72	6/4/2038	165,000	224,057
U.S. Cellular, Sr. Unscd. Notes	6.70	12/15/2033	60,000	79,200
Vodafone Group, Jr. Sub. Notes	7.00	4/4/2079	440,000	522,542
				2,247,948
Transportation - .0%
XPO CNW, Sr. Unscd. Debs.	6.70	5/1/2034	50,000	55,821
Utilities - .0%
Midland Cogeneration Venture, Sr. Scd. Notes	6.00	3/15/2025	109,340	[a] 112,466

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 7.6% (continued)
Utilities - .0% (continued)
TransAlta, Sr. Unscd. Bonds	6.50	3/15/2040	65,000		67,763
				180,229
Total Bonds and Notes (cost $32,443,220)			35,642,649
Description /Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased - 2.0%
Put Options - 2.0%
Standard & Poor's 500 E-mini 3rd Week December Future, Contracts 442	3,470	11/20/2020	76,687,000		4,999,020
Standard & Poor's 500 E-mini 3rd Week December Future, Contracts 428	3,400	11/20/2020	72,760,000		3,815,620
U.S Treasury 10 Year December Future, Contracts 1,625	136.50	11/20/2020	81,500,000		279,297
Total Options Purchased (cost $4,010,080)			9,093,937
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - 83.3%
U.S. Government Securities
U.S. Treasury Bills	0.09	12/31/2020	107,092,100	[d]	107,077,620
U.S. Treasury Bills	0.15	2/25/2021	50,923,000	[d]	50,907,546
U.S. Treasury Bills	0.10	11/19/2020	113,240,400	[d]	113,236,523
U.S. Treasury Bills	0.10	12/17/2020	116,892,500	[d]	116,880,811
Total Short-Term Investments (cost $388,086,601)			388,102,500
	1-Day Yield (%)		Shares
Investment Companies - 7.2%
Registered Investment Companies - 7.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $33,701,726)	0.10		33,701,726	[e]	33,701,726
Total Investments (cost $458,241,627)			100.1%	466,540,812
Liabilities, Less Cash and Receivables			(0.1%)	(344,263)
Net Assets			100.0%	466,196,549

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, these securities were valued at $5,440,157 or 1.17% of net assets.

b Security is a perpetual bond with no specified maturity date, Maturity date shown is next reset date of the bond.

c Non-income producing—security in default.

d Security is a discount security. Income is recognized through the accretion of discount.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

21

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Government	83.3
Investment Companies	7.2
Consumer, Cyclical	2.6
Energy	2.0
Options Purchased	2.0
Financial	.7
Consumer, Non-cyclical	.6
Basic Materials	.6
Communications	.5
Industrial	.5
Technology	.1
Utilities	.0
100.1

† Based on net assets.

See notes to consolidated financial statements.

22

CONSOLIDATED STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/19 ($)	Purchases ($)†	Sales ($)	Value 10/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	54,011,533	806,621,562	(826,931,369)	33,701,726	7.2	435,058

†  Includes reinvested dividends/distributions.

See notes to consolidated financial statements.

23

CONSOLIDATED STATEMENT OF FUTURES

October 31, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
ASX SPI 200	13	12/17/2020	1,346,025[a]	1,345,526	(499)
Australian 10 Year Bond	1,048	12/15/2020	109,330,022[a]	110,137,976	807,954
CAC 40 10 Euro	279	11/20/2020	15,063,460[a]	14,914,624	(148,836)
Canadian 10 Year Bond	73	12/18/2020	8,287,315[a]	8,275,854	(11,461)
Cocoa	51	3/16/2021	1,249,098[b]	1,175,550	(73,548)
Corn No.2 Yellow	66	3/12/2021	1,380,598[b]	1,330,725	(49,873)
Cotton No.2	22	3/9/2021	753,756[b]	767,580	13,824
Crude Oil	18	2/22/2021	749,210[b]	666,000	(83,210)
Crude Soybean Oil	93	3/12/2021	1,846,663[b]	1,854,792	8,129
DAX	119	12/18/2020	42,417,786[a]	40,067,337	(2,350,449)
FTSE 100	1,741	12/18/2020	130,393,775[a]	125,482,823	(4,910,952)
FTSE/MIB Index	282	12/18/2020	30,856,108[a]	29,396,244	(1,459,864)
Gasoline	25	2/26/2021	1,237,571[b]	1,107,330	(130,241)
Japanese 10 Year Bond	78	12/14/2020	113,230,751[a]	113,153,828	(76,923)
Live Cattle	3	2/26/2021	137,817[b]	132,480	(5,337)
LME Primary Aluminum	18	3/17/2021	818,386[b]	833,175	14,789
LME Refined Pig Lead	1	3/17/2021	44,954[b]	45,638	684
LME Zinc	2	3/17/2021	119,581[b]	126,525	6,944
Mini MSCI Emerging Markets Index	183	12/18/2020	10,200,766	10,082,385	(118,381)
Platinum	10	1/27/2021	439,798[b]	424,200	(15,598)
S&P/Toronto Stock Exchange 60 Index	291	12/17/2020	41,648,881[a]	40,425,039	(1,223,842)
Soybean	36	3/12/2021	1,900,489[b]	1,886,400	(14,089)
Soybean Meal	87	3/12/2021	3,086,996[b]	3,133,740	46,744
Standard & Poor's 500 E-mini	614	12/18/2020	105,737,448	100,226,290	(5,511,158)
Sugar No.11	79	2/26/2021	1,250,736[b]	1,270,573	19,837
U.S. Treasury 10 Year Notes	1,886	12/21/2020	261,465,089	260,680,563	(784,526)
U.S. Treasury 2 Year Notes	2	12/31/2020	441,660	441,688	28
U.S. Treasury 5 Year Notes	2	12/31/2020	251,534	251,203	(331)
U.S. Treasury Long Bond	6	12/21/2020	1,048,099	1,034,813	(13,286)
Futures Short
Amsterdam Exchange Index	181	11/20/2020	23,341,889[a]	22,450,376	891,513
Brent Crude	19	2/26/2021	805,846[b]	746,320	59,526

24

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short (continued)
Chicago SRW Wheat	26	3/12/2021	782,175[b]	780,000	2,175
Coffee "C"	2	3/19/2021	82,599[b]	80,138	2,461
Copper	2	12/29/2020	153,416[b]	152,375	1,041
Euro-Bond	549	12/8/2020	111,273,235[a]	112,629,051	(1,355,816)
Gold 100 oz	7	12/29/2020	1,328,681[b]	1,315,930	12,751
Hang Seng	105	11/27/2020	16,514,140[a]	16,359,142	154,998
Hard Red Winter Wheat	32	3/12/2021	876,717[b]	876,400	317
IBEX 35 Index	321	11/20/2020	25,160,539[a]	24,069,755	1,090,784
Lean Hog	2	2/12/2021	54,632[b]	52,440	2,192
Long Gilt	632	12/29/2020	111,474,614[a]	111,088,814	385,800
Low Sulphur Gas oil	36	3/11/2021	1,140,210[b]	1,146,600	(6,390)
Natural Gas	54	2/24/2021	1,745,225[b]	1,773,360	(28,135)
NY Harbor ULSD	25	2/26/2021	1,271,173[b]	1,168,440	102,733
NYMEX Palladium	1	12/29/2020	234,505[b]	221,720	12,785
Silver	5	12/29/2020	658,268[b]	591,150	67,118
Swiss Market Index	66	12/18/2020	7,047,436[a]	6,865,238	182,198
Topix	692	12/10/2020	106,041,051[a]	103,970,199	2,070,852
U.S. Treasury Ultra Long Bond	3	12/21/2020	657,561	645,000	12,561
Ultra 10 Year U.S. Treasury Notes	3	12/21/2020	477,349	471,844	5,505
Gross Unrealized Appreciation				5,976,243
Gross Unrealized Depreciation				(18,372,745)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

b These securities are wholly-owned by the Subsidiary referenced in Note 1.

See notes to consolidated financial statements.

25

CONSOLIDATED STATEMENT OF OPTIONS WRITTEN

October 31, 2020

Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	Value ($)
Put Options:
Standard & Poor's 500 E-mini 3rd Week December Future, Contracts 641	3,200	11/20/2020	102,560,000	(2,817,195)
Standard & Poor's 500 E-mini 3rd Week December Future, Contracts 663	3,270	11/20/2020	108,400,500	(3,762,525)
Total Options Written (premiums received $2,627,361)				(6,579,720)

See notes to consolidated financial statements.

26

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2020

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Bank of Montreal
United States Dollar	37,089,155	Swiss Franc	33,892,441	12/16/2020	72,455
United States Dollar	9,020,412	New Zealand Dollar	13,626,000	12/16/2020	10,556
Canadian Dollar	67,796,487	United States Dollar	51,401,278	12/16/2020	(501,970)
United States Dollar	3,318,545	Japanese Yen	346,174,000	12/16/2020	9,795
United States Dollar	16,053,112	Australian Dollar	22,841,000	12/16/2020	(5,923)
Citigroup
Norwegian Krone	39,979,000	United States Dollar	4,384,505	12/16/2020	(197,423)
United States Dollar	24,021,688	Norwegian Krone	217,960,782	12/16/2020	1,194,211
New Zealand Dollar	30,712,817	United States Dollar	20,372,108	12/16/2020	(64,015)
United States Dollar	12,214,420	New Zealand Dollar	18,201,000	12/16/2020	179,458
Swedish Krona	74,194,000	United States Dollar	8,436,025	12/16/2020	(92,859)
United States Dollar	19,499,309	Swedish Krona	172,393,915	12/16/2020	113,494
Swiss Franc	34,787,000	United States Dollar	38,160,176	12/16/2020	(166,455)
United States Dollar	5,934,421	Swiss Franc	5,397,000	12/16/2020	39,917
Canadian Dollar	2,139,000	United States Dollar	1,596,113	12/16/2020	9,776
United States Dollar	6,946,982	Canadian Dollar	9,147,000	12/16/2020	79,724
Euro	48,331,635	United States Dollar	57,177,144	12/16/2020	(823,178)
United States Dollar	30,872,335	Euro	26,246,000	12/16/2020	269,890
Japanese Yen	3,017,827,015	United States Dollar	28,671,399	12/16/2020	173,157
United States Dollar	35,434,029	Japanese Yen	3,721,833,000	12/16/2020	(139,454)
Australian Dollar	4,898,000	United States Dollar	3,485,878	12/16/2020	(42,196)
United States Dollar	6,950,847	Australian Dollar	9,674,000	12/16/2020	149,258
British Pound	12,773,000	United States Dollar	16,469,293	12/16/2020	84,259

27

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup(continued)
United States Dollar	15,213,169	British Pound	11,776,000	12/16/2020	(48,291)
Goldman Sachs
Canadian Dollar	9,897,000	United States Dollar	7,509,239	12/16/2020	(78,906)
United States Dollar	7,202,635	Canadian Dollar	9,542,000	12/16/2020	38,824
Australian Dollar	16,294,000	United States Dollar	11,621,420	12/16/2020	(165,445)
United States Dollar	41,333,459	Australian Dollar	57,222,874	12/16/2020	1,101,239
British Pound	8,282,000	United States Dollar	10,755,966	12/16/2020	(22,660)
United States Dollar	52,513,453	British Pound	40,283,349	12/16/2020	307,040
Norwegian Krone	166,672,000	United States Dollar	17,947,511	12/16/2020	(491,613)
United States Dollar	3,858,438	Norwegian Krone	35,875,000	12/16/2020	101,176
Japanese Yen	2,087,646,000	United States Dollar	19,783,911	12/16/2020	169,924
United States Dollar	19,824,737	Japanese Yen	2,092,628,000	12/16/2020	(176,716)
Swiss Franc	29,173,000	United States Dollar	31,808,643	12/16/2020	53,570
Swedish Krona	9,172,000	United States Dollar	1,029,696	12/16/2020	1,702
United States Dollar	1,896,817	Swedish Krona	17,002,000	12/16/2020	(15,070)
Euro	20,679,000	United States Dollar	24,399,401	12/16/2020	(287,995)
United States Dollar	20,196,007	Euro	17,188,000	12/16/2020	155,055
United States Dollar	31,928,390	New Zealand Dollar	47,950,000	12/16/2020	222,635
RBC Capital Markets
Euro	11,764,000	United States Dollar	13,756,116	12/16/2020	(39,467)
United States Dollar	16,656,431	British Pound	12,883,000	12/16/2020	(39,679)
Canadian Dollar	28,125,000	United States Dollar	21,105,595	12/16/2020	9,703
United States Dollar	4,219,013	Swedish Krona	37,646,000	12/16/2020	(14,306)
Swiss Franc	11,262,000	United States Dollar	12,331,782	12/16/2020	(31,633)

28

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
RBC Capital Markets(continued)
United States Dollar	2,267,135	Norwegian Krone	21,706,000	12/16/2020	(6,179)
Gross Unrealized Appreciation					4,546,818
Gross Unrealized Depreciation					(3,451,433)

See notes to consolidated financial statements.

29

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments
Unaffiliated issuers	424,539,901	432,839,086
Affiliated issuers	33,701,726	33,701,726
Cash		1,280,907
Cash denominated in foreign currency	471,189	471,054
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		4,546,818
Receivable for investment securities sold		3,444,743
Cash collateral held by broker—Note 4		2,018,881
Dividends and interest receivable		428,036
Receivable for shares of Common Stock subscribed		200,949
Receivable for futures variation margin—Note 4		119,367
Prepaid expenses		47,111
		479,098,678
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		479,496
Outstanding options written, at value (premiums received $2,627,361)—Note 4		6,579,720
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		3,451,433
Payable for investment securities purchased		1,341,031
Payable for shares of Common Stock redeemed		880,590
Directors’ fees and expenses payable		27,045
Other accrued expenses		142,814
		12,902,129
Net Assets ($)		466,196,549
Composition of Net Assets ($):
Paid-in capital		465,060,444
Total distributable earnings (loss)		1,136,105
Net Assets ($)		466,196,549

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	35,061,249	22,548,405	169,485,165	239,101,730
Shares Outstanding	2,216,783	1,542,051	10,423,178	14,735,946
Net Asset Value Per Share ($)	15.82	14.62	16.26	16.23

See notes to consolidated financial statements.

30

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income ($):
Income:
Interest	9,047,762
Dividends:
Unaffiliated issuers	357,797
Affiliated issuers	426,548
Total Income	9,832,107
Expenses:
Management fee—Note 3(a)	8,077,145
Shareholder servicing costs—Note 3(c)	424,554
Subsidiary management fee—Note 3(a)	390,494
Distribution fees—Note 3(b)	208,021
Professional fees	141,742
Registration fees	78,628
Directors’ fees and expenses—Note 3(d)	78,543
Prospectus and shareholders’ reports	39,062
Custodian fees—Note 3(c)	25,487
Loan commitment fees—Note 2	22,808
Chief Compliance Officer fees—Note 3(c)	14,076
Miscellaneous	88,479
Total Expenses	9,589,039
Less—reduction in expenses due to undertaking—Note 3(a)	(579,585)
Net Expenses	9,009,454
Investment Income—Net	822,653
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	6,418,967
Net realized gain (loss) on options transactions	(4,048,023)
Net realized gain (loss) on futures	17,483,217
Net realized gain (loss) on swap agreements	(65,242)
Net realized gain (loss) on forward foreign currency exchange contracts	(10,196,229)
Capital gain distributions from affiliated issuers	8,510
Net Realized Gain (Loss)	9,601,200
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,698,394
Net change in unrealized appreciation (depreciation) on options transactions	2,100,373
Net change in unrealized appreciation (depreciation) on futures	(21,148,829)
Net change in unrealized appreciation (depreciation) on swap agreements	(5,341)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	7,001,184
Net Change in Unrealized Appreciation (Depreciation)	(9,354,219)
Net Realized and Unrealized Gain (Loss) on Investments	246,981
Net Increase in Net Assets Resulting from Operations	1,069,634

See notes to consolidated financial statements.

31

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
Operations ($):
Investment income—net	822,653	12,714,872
Net realized gain (loss) on investments	9,601,200	17,190,700
Net change in unrealized appreciation (depreciation) on investments	(9,354,219)	57,434,901
Net Increase (Decrease) in Net Assets Resulting from Operations	1,069,634	87,340,473
Distributions ($):
Distributions to shareholders:
Class A	(1,173,298)	(389,197)
Class C	(764,108)	(51,213)
Class I	(10,458,201)	(5,263,447)
Class Y	(18,608,979)	(10,345,880)
Total Distributions	(31,004,586)	(16,049,737)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	8,707,854	5,503,075
Class C	784,893	795,552
Class I	49,194,073	77,960,434
Class Y	29,963,103	133,085,345
Distributions reinvested:
Class A	1,034,501	340,199
Class C	639,905	43,093
Class I	9,177,640	4,729,808
Class Y	7,468,482	3,057,854
Cost of shares redeemed:
Class A	(11,802,115)	(18,108,427)
Class C	(9,725,038)	(18,535,150)
Class I	(204,998,518)	(255,192,514)
Class Y	(343,915,965)	(345,640,713)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(463,471,185)	(411,961,444)
Total Increase (Decrease) in Net Assets	(493,406,137)	(340,670,708)
Net Assets ($):
Beginning of Period	959,602,686	1,300,273,394
End of Period	466,196,549	959,602,686

32

	Year Ended October 31,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	556,989	354,311
Shares issued for distributions reinvested	64,295	23,527
Shares redeemed	(747,234)	(1,169,750)
Net Increase (Decrease) in Shares Outstanding	(125,950)	(791,912)
Class Ca,b
Shares sold	53,501	54,807
Shares issued for distributions reinvested	42,746	3,199
Shares redeemed	(664,437)	(1,292,189)
Net Increase (Decrease) in Shares Outstanding	(568,190)	(1,234,183)
Class Ia
Shares sold	3,033,576	4,916,538
Shares issued for distributions reinvested	555,884	319,166
Shares redeemed	(12,606,500)	(16,279,153)
Net Increase (Decrease) in Shares Outstanding	(9,017,040)	(11,043,449)
Class Ya
Shares sold	1,853,635	8,463,341
Shares issued for distributions reinvested	453,460	206,751
Shares redeemed	(21,421,708)	(22,048,505)
Net Increase (Decrease) in Shares Outstanding	(19,114,613)	(13,378,413)

[a]During the period ended October 31, 2020, 948,419 Class Y shares representing $15,260,502 were exchanged for 946,758 Class I share, 993 Class A shares representing $15,789 were exchanged for 966 Class I share and 820 Class C shares representing $11,301 were exchanged for 741 Class I share. During the period ended October 31, 2019, 930 Class A shares representing $14,894 were exchanged for 906 Class I shares, 785,918 Class Y shares representing $12,530,699 were exchanged for 785,383 Class I share.

[b]During the period ended October 31, 2020 .42 Class C shares representing $6 were automatically converted to .39 Class A shares and during the period ended October 31, 2019 807 Class C shares representing $11,287 were automatically converted to 747 Class A shares.

See notes to consolidated financial statements.

33

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s Consolidated financial statements.

	Year Ended October 31,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	16.26	15.08	16.63	15.73	15.63
Investment Operations:
Investment income (loss)—net[a]	(.02)	.15	.08	(.09)	(.17)
Net realized and unrealized gain (loss) on investments	.08	1.16	(.81)	1.02	.27
Total from Investment Operations	.06	1.31	(.73)	.93	.10
Distributions:
Dividends from investment income—net	(.17)	(.13)	–	–	–
Dividends from net realized gain on investments	(.33)	–	(.82)	(.03)	–
Total Distributions	(.50)	(.13)	(.82)	(.03)	–
Net asset value, end of period	15.82	16.26	15.08	16.63	15.73
Total Return (%)[b]	.28	8.82	(4.63)	5.92	.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.58	1.55	1.59	1.55	1.51
Ratio of net expenses to average net assets	1.44	1.44	1.44	1.47	1.50
Ratio of net investment income (loss) to average net assets	(.14)	.96	.48	(.56)	(1.13)
Portfolio Turnover Rate	176.12	26.17	17.55	69.80	10.66
Net Assets, end of period ($ x 1,000)	35,061	38,100	47,280	73,458	205,832

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to consolidated financial statements.

34

	Year Ended October 31,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.06	13.96	15.56	14.83	14.85
Investment Operations:
Investment income (loss)—net[a]	(.13)	.03	(.04)	(.19)	(.27)
Net realized and unrealized gain (loss) on investments	.06	1.09	(.74)	.95	.25
Total from Investment Operations	(.07)	1.12	(.78)	.76	(.02)
Distributions:
Dividends from investment income—net	(.04)	(.02)	–	–	–
Dividends from net realized gain on investments	(.33)	–	(.82)	(.03)	–
Total Distributions	(.37)	(.02)	(.82)	(.03)	–
Net asset value, end of period	14.62	15.06	13.96	15.56	14.83
Total Return (%)[b]	(.50)	8.01	(5.30)	5.14	(.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.33	2.29	2.31	2.32	2.26
Ratio of net expenses to average net assets	2.19	2.19	2.19	2.23	2.25
Ratio of net investment income (loss) to average net assets	(.87)	.22	(.27)	(1.26)	(1.82)
Portfolio Turnover Rate	176.12	26.17	17.55	69.80	10.66
Net Assets, end of period ($ x 1,000)	22,548	31,771	46,681	80,834	131,341

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to consolidated financial statements.

35

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	16.71	15.51	17.04	16.08	15.93
Investment Operations:
Investment income (loss)—net[a]	.02	.19	.12	(.03)	(.13)
Net realized and unrealized gain (loss) on investments	.08	1.20	(.83)	1.02	.28
Total from Investment Operations	.10	1.39	(.71)	.99	.15
Distributions:
Dividends from investment income—net	(.22)	(.19)	–	–	–
Dividends from net realized gain on investments	(.33)	–	(.82)	(.03)	–
Total Distributions	(.55)	(.19)	(.82)	(.03)	–
Net asset value, end of period	16.26	16.71	15.51	17.04	16.08
Total Return (%)	.53	9.04	(4.33)	6.17	1.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.31	1.29	1.31	1.30	1.25
Ratio of net expenses to average net assets	1.19	1.19	1.19	1.21	1.24
Ratio of net investment income (loss) to average net assets	.13	1.20	.73	(.17)	(.86)
Portfolio Turnover Rate	176.12	26.17	17.55	69.80	10.66
Net Assets, end of period ($ x 1,000)	169,485	324,848	472,940	653,752	446,643

a Based on average shares outstanding.

See notes to consolidated financial statements.

36

	Year Ended October 31,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	16.69	15.53	17.04	16.07	15.91
Investment Operations:
Investment income (loss)—net[a]	.03	.20	.13	(.02)	(.11)
Net realized and unrealized gain (loss) on investments	.07	1.19	(.82)	1.02	.27
Total from Investment Operations	.10	1.39	(.69)	1.00	.16
Distributions:
Dividends from investment income—net	(.23)	(.23)	–	–	–
Dividends from net realized gain on investments	(.33)	–	(.82)	(.03)	–
Total Distributions	(.56)	(.23)	(.82)	(.03)	–
Net asset value, end of period	16.23	16.69	15.53	17.04	16.07
Total Return (%)	.54	9.13	(4.27)	6.23	1.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22	1.22	1.21	1.21	1.18
Ratio of net expenses to average net assets	1.17	1.15	1.14	1.15	1.16
Ratio of net investment income (loss) to average net assets	.18	1.25	.78	(.14)	(.68)
Portfolio Turnover Rate	176.12	26.17	17.55	69.80	10.66
Net Assets, end of period ($ x 1,000)	239,102	564,884	733,373	787,909	655,662

a Based on average shares outstanding.

See notes to consolidated financial statements.

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Total Return Fund (the “fund”) is a separate non-diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I and Class Y shares, increasing authorized Class I shares from 100 million to 150 million and increasing authorized Class Y shares from 100 million to 150 million.

The fund may invest in certain commodities through its investment in DTR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at October 31, 2020:

38

Subsidiary Activity
Consolidated fund Net Assets ($)	466,187,163
Subsidiary Percentage of fund Net Assets	3.55%
Subsidiary Financial Statement Information ($)
Total assets	16,620,908
Total liabilities	50,512
Net assets	16,570,396
Total income	359,748
Total expenses	434,447
Investment income—net	(74,699)
Net realized gain (loss)	(3,807,439)
Net change in unrealized appreciation (depreciation)	823,839
Net increase (decrease) in net assets resulting from operations	(3,058,299)

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting

39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s Consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

40

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	–	35,642,649	–	35,642,649
Investment Companies	33,701,726	–	–	33,701,726
U.S. Treasury Securities	–	388,102,500	–	388,102,500
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	4,546,818	–	4,546,818
Futures††	5,976,243	–	–	5,976,243
Options Purchased	9,093,937	–	–	9,093,937
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(3,451,433)	–	(3,451,433)
Futures††	(18,372,745)	–	–	(18,372,745)
Options Written	(6,579,720)	–	–	(6,579,720)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

42

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and

43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s investments in commodity-linked financial derivatives instruments may subject the fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended October 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

44

tax expense in the Consolidated Statement of Operations. During the period ended October 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2020, the components of accumulated earnings on a tax basis were as follows: accumulated other losses $15,596 and unrealized appreciation $1,151,701.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2020 and October 31, 2019 were as follows: ordinary income $24,417,490 and $16,049,737, and long-term capital gains $6,587,096 and $0, respectively.

During the period ended October 31, 2020, as a result of permanent book to tax differences, primarily due to the tax treatment for Subpart F income from subsidiary, the fund increased total distributable earnings (loss) by $4,330,153 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other IBOR-based reference rates (change to “other interbank offered rates”) as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit

45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2020, the fund did not borrow under the Facilities.

NOTE 3— Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of 1.10% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $390,494 during the period ended October 31, 2020.

In addition, the Adviser has contractually agreed, from November 1, 2019 through February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.19% of the value of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation at any time. The reduction in

46

expenses, pursuant to the undertaking, amounted to $189,091 during the period ended October 31, 2020.

Pursuant to separate sub-investment advisory agreements between the Adviser and the Sub-Adviser with respect to the fund and the Subsidiary, the Adviser pays the Sub-Adviser an annual fee of .65% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly.

During the period ended October 31, 2020, the Distributor retained $1,711 from commissions earned on sales of the fund’s Class A shares and $111 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2020, Class C shares were charged $208,021 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2020, Class A and Class C shares were charged $90,832 and $69,340, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Consolidated Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing

47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2020, the fund was charged $11,695 for transfer agency services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2020, the fund was charged $25,487 pursuant to the custody agreement.

During the period ended October 31, 2020, the fund was charged $14,076 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees of $462,576, Subsidiary management fees of $15,428, Distribution Plan fees of $14,807, Shareholder Services Plan fees of $12,579, custodian fees of $6,400, Chief Compliance Officer fees of $4,546 and transfer agency fees of $1,963, which are offset against an expense reimbursement currently in effect in the amount of $38,803.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended October 31, 2020, amounted to $170,752,447 and $239,286,641, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or

48

receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and commodity risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2020 are set forth in the Consolidated Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities and interest or as a substitute for an investment. The fund is subject to market risk and interest risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The

49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2020 are set forth in Consolidated Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is

50

also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2020 are set forth in the Consolidated Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2020, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2020 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	10,305,785	[1,2]	Interest rate risk	(8,822,063)	[1,3]
Equity risk	4,390,345	[1]	Equity risk	(15,723,981)	[1]
Foreign exchange risk	4,546,818	[4]	Foreign exchange risk	(3,451,433)	[4]
Commodity risk	374,050	[1]	Commodity risk	(406,421)	[1]
Gross fair value of derivative contracts	19,616,998			(28,403,898)

Consolidated Statement of Assets and Liabilities location:

[1] Includes cumulative appreciation (depreciation) on futures as reported in the
   Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]Outstanding options written, at value.
[4]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

52

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended October 31, 2020 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	19,843,951		-		-		-		19,843,951
Equity	1,427,816		(4,048,023)		-		-		(2,620,207)
Foreign exchange	-		-		(10,196,229)		-		(10,196,229)
Credit	-		-		-		(65,242)		(65,242)
Commodity	(3,788,550)		-		-		-		(3,788,550)
Total	17,483,217		(4,048,023)		(10,196,229)		(65,242)		3,173,723

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(6,192,292)		1,808,458		-		-		(4,383,834)
Equity	(15,812,293)		291,915		-		-		(15,520,378)
Foreign exchange	-		-		7,001,184		-		7,001,184
Credit	-		-		-		(5,341)		(5,341)
Commodity	855,756		-		-		-		855,756
Total	(21,148,829)		2,100,373		7,001,184		(5,341)		(12,052,613)

Consolidated Statement of Operations location:
[1]Net realized gain (loss) on futures.
[2]Net realized gain (loss) on options transactions.
[3]Net realized gain (loss) on forward foreign currency exchange contracts.
[4]Net realized gain (loss) on swap agreements.
[5]Net change in unrealized appreciation (depreciation) on futures.
[6]Net change in unrealized appreciation (depreciation) on options transactions.
[7]Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At October 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	5,976,243	(18,372,745)
Options	9,093,937	(6,579,720)
Forward contracts	4,546,818	(3,451,433)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	19,616,998	(28,403,898)
Derivatives not subject to
Master Agreements	(15,070,180)	24,952,465
Total gross amount of assets
and liabilities subject to
Master Agreements	4,546,818	(3,451,433)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2020:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of Montreal	92,806		(92,806)	-		-
Citigroup	2,293,144		(1,573,871)	(719,273)		-
Goldman Sachs	2,151,165		(1,238,405)	(912,760)		-
RBC Capital Markets	9,703		(9,703)	-		-
Total	4,546,818		(2,914,785)	(1,632,033)		-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of Montreal	(507,893)		92,806	415,087		-
Citigroup	(1,573,871)		1,573,871	-		-
Goldman Sachs	(1,238,405)		1,238,405	-		-
RBC Capital Markets	(131,264)		9,703	1,410		(120,151)
Total	(3,451,433)		2,914,785	416,497		(120,151)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

54

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2020:

Average Market Value ($)
Equity futures	460,867,708
Equity options contracts	7,861,267
Interest rate futures	1,192,924,545
Interest rate options contracts	39,063
Forward contracts	1,286,774,680
Commodity futures	56,511,149

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2020:

Average Notional Value ($)
Credit default swap agreements	1,083,269

At October 31, 2020, the cost of investments for federal income tax purposes was $467,451,283; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,151,834, consisting of $8,797,603 gross unrealized appreciation and $7,645,769 gross unrealized depreciation.

55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Dynamic Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of BNY Mellon Dynamic Total Return Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the consolidated statements of investments, investments in affiliated issuers, futures, options written and forward foreign currency exchange contracts, as of October 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2020

56

IMPORTANT TAX INFORMATION (Unaudited)

For state individual income tax purposes, the fund hereby reports 76.64% of the ordinary income dividends paid during its fiscal year ended October 31, 2020 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia. Also, the fund hereby reports 1.76% of the ordinary dividends paid during the fiscal year ended October 31, 2020 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $220,423 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. The fund also hereby reports $.2282 per share as a short-term capital gain distribution and $.1028 per share as a long-term capital gain distribution paid on December 23, 2019.

57

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

58

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

59

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Peggy C. Davis (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- 2019)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 25

———————

60

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present); Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

61

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

62

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

63

This page intentionally left blank.

64

This page intentionally left blank.

65

For More Information

BNY Mellon Dynamic Total Return Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Mellon Investments Corporation
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6140AR1020

BNY Mellon Global Dynamic Bond Income Fund

ANNUAL REPORT October 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Dynamic Bond Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Global Dynamic Bond Income Fund, covering the 12-month period from November 1, 2019 through October 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects the final months of 2019, fueling an equity rally. As we entered 2020, optimism turned to concern as COVID-19 began to spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Volatility returned in September 2020 and continued through October, as concerns over rising COVID-19 infection rates, continued trade tensions, the U.S. Congress’ failure to pass additional financial assistance and anxiety over the upcoming U.S. election constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when investment-grade instrument prices stalled. Yields in the intermediate and long portions of the Treasury curve rose during October, further constraining bond prices.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. As always, we will monitor relevant data for meaningful developments. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

November 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through October 31, 2020, as provided by portfolio managers Paul Brain, Howard Cunningham and Parmeshwar Chadha, of Newton Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2020, BNY Mellon Global Dynamic Bond Income Fund’s Class A shares produced a total return of 2.77%, Class C shares returned 2.06%, Class I shares returned 3.06%, and Class Y shares returned 3.07%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index (the “Index”), produced a total return of 0.71% for the same period.2

Global bond markets generally posted positive results during the period, amid a low interest-rate environment and supportive central bank policies. The fund outperformed the Index, largely due to positions in developed-market government bonds and investment-grade corporate credit.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets, in seeking to produce absolute or real returns across economic cycles. The fund’s investments will be focused globally among the developed- and emerging-capital markets of the world. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country.

The fund’s portfolio managers employ a dynamic, unconstrained approach in allocating the fund’s assets globally, principally among government bonds, emerging-market sovereign debt, investment-grade and high yield corporate instruments, and currencies. The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider: key trends in global economic variables, such as gross domestic product, inflation, and interest rates; investment themes, such as changing demographics, the impact of new technologies, and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.

COVID-19 and Central Bank Activity Drives Markets

It was an eventful 12 months for fixed-income markets. The period started out with an optimistic tone, with clarity around Brexit and a possible resolution to the U.S./China trade disagreement on the horizon. Investors were looking forward to a new calendar year filled with higher economic growth rates and continued expansion. Emerging-market economies had begun to stabilize after being disrupted by trade disputes. Risk asset spreads were tight through the middle of February 2020. However, the tone changed as COVID-19 wreaked

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

havoc globally, causing a dramatic decline in economic activity and consequent increase in corporate and emerging-market bond spreads. Liquidity tightened in March 2020. Spreads widened, affecting even some high-quality positions. The adverse impact was compounded by an oil price collapse as a result of disagreement between OPEC members Saudi Arabia and Russia. There was a partial recovery in riskier bonds in April 2020, as massive monetary and fiscal responses were unleashed by governments and central banks.

Risk assets rallied in response to central bank intervention. Investor sentiment also improved, as COVID-19 infection rates fell during the summer, and lockdown measures eased, allowing economic activity to pick up in some parts of the world. Emerging-market sovereign debt and some high yield debt recovered some of the ground lost in March. Spreads generally continued to tighten through much of the period, and many fixed-income instruments posted gains through the end of the 12 months, despite pockets of volatility in September 2020. In October 2020, the U.S. Treasury yield curve steepened, dampening the momentum of rising bond valuations across many areas of the market.

Developed-Market Sovereign and Corporate Debt Benefits Performance

Over the 12-month period, the four main market areas where we invest all provided positive results. Developed- market government bonds were the strongest performers, followed by investment-grade corporate credit. After suffering severe drawdowns in March 2020 and mounting a large comeback the second half of the period, emerging- market sovereign debt and high yield debt also managed to eke out positive performance over the year. Within the government bond space, our holdings in long-dated U.S. Treasuries had the most significant positive impact on performance, followed by positions in the sovereign bonds of New Zealand and Australia. Within investment-grade corporate credit, most of the holdings across all maturity profiles were beneficial to results.

Although our high yield holdings as whole were beneficial, some of the individual credits did not post positive performance over the 12-month period. Some of our cyclical holdings, such as steel company Cleveland-Cliffs, automotive company McLaren and commodity producer Vedanta Resources were among the biggest individual detractors from relative results. Some lower-rated, emerging-market sovereign bonds also provided a headwind, such as bonds issued by the country of Ecuador.

Seeking Quality and Opportunity

Looking ahead, we believe there continues to be a tug-of-war playing out in the economy. On the one hand, there is fundamental deterioration of governmental and corporate balance sheets resulting from massive issuance of new debt. On the other hand, there is massive central bank activity supporting valuations and demand stoked by investors’ desire to extract yield in a historically low-rate environment. Given this balance, we believe the economic recovery and continued accommodative policy measures should continue to support valuations of high-quality high yield and emerging-market bonds. We expect the distress/default cycle to be prolonged, hurting lower-quality bonds. We also expect future positive performance from government bonds will be limited, and any resurgence of inflation risks could cause curves to steepen. We also expect the trend of U.S. dollar weakening to resume.

4

Given this outlook, our high yield exposure maintains a bias towards larger capital structures, shorter duration, and BB rated debt. In emerging markets, we have been selectively adding credits issued by countries with a sound balance sheet at attractive valuations. We are gradually reducing our investment-grade exposure, as we believe it is vulnerable to rising government bond yields. Though we will continue to have some government bond exposure as a downside protection, in case the economic recovery is not as swift as expected, we have partially hedged the duration through the use of derivatives. We also currently maintain short exposure to the U.S. dollar.

November 16, 2020

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 28, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last, one-month, Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may at times invest a substantial portion of its assets in a single country.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Dynamic Bond Income Fund with a hypothetical investment of $10,000 in the FTSE One-Month U.S. Treasury Bill Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Global Dynamic Bond Income Fund on 3/25/11 (inception date) to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Dynamic Bond Income Fund with a hypothetical investment of $1,000,000 in the FTSE One-Month U.S. Treasury Bill Index (the “Index”)

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Dynamic Bond Income Fund on 3/25/11 (inception date) to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2020
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (4.5%)	3/25/11	-1.86%	2.43%	2.66%
without sales charge	3/25/11	2.77%	3.37%	3.16%
Class C shares
with applicable redemption charge †	3/25/11	1.07%	2.60%	2.38%
without redemption	3/25/11	2.06%	2.60%	2.38%
Class I shares	3/25/11	3.06%	3.63%	3.40%
Class Y shares	7/1/13	3.07%	3.65%	3.37%††
FTSE One-Month U.S. Treasury Bill Index	3/31/11	0.71%	1.09%	0.56%†††

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

†††  For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Dynamic Bond Income Fund from May 1, 2020 to October 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.41	$8.70	$3.77	$3.41
Ending value (after expenses)	$1,051.40	$1,048.20	$1,053.40	$1,053.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.33	$8.57	$3.71	$3.35
Ending value (after expenses)	$1,019.86	$1,016.64	$1,021.47	$1,021.82

†Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.69% for Class C, .73% for Class I and .66% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS

October 31, 2020

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0%
Australia - 3.3%
Australia, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/2037	150,000		143,965
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	3,120,000		2,791,259
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	2.25	11/20/2034	2,047,000		1,549,857
					4,485,081
Austria - 1.0%
ams, Sr. Unscd. Notes	EUR	6.00	7/31/2025	497,000		603,431
Austria, Sr. Unscd. Notes	EUR	3.15	6/20/2044	160,000	[b]	329,236
CA Immobilien Anlagen, Sr. Unscd. Notes	EUR	0.88	2/5/2027	400,000		457,120
					1,389,787
Azerbaijan - 1.1%
Azerbaijan, Sr. Unscd. Bonds		5.13	9/1/2029	693,000		744,368
Azerbaijan, Sr. Unscd. Notes		4.75	3/18/2024	734,000		778,833
					1,523,201
Bolivia - .3%
Bolivian, Sr. Unscd. Notes		4.50	3/20/2028	500,000	[c]	436,255
British Virgin - .4%
Greenland Global Investment, Gtd. Notes		6.13	4/22/2023	640,000		614,365
Canada - 2.3%
Bank of Montreal, Covered Bonds		2.10	6/15/2022	530,000		544,997
Bombardier, Sr. Unscd. Notes		6.13	1/15/2023	360,000	[b]	310,950
Canada Housing Trust No. 1, Govt. Gtd. Bonds	CAD	2.10	9/15/2029	2,550,000	[b]	2,101,075
First Quantum Minerals, Gtd. Notes		6.88	3/1/2026	270,000	[b]	268,481
					3,225,503
Cayman Islands - 2.6%
Agile Group Holdings, Sr. Scd. Notes		6.70	3/7/2022	465,000		481,238
Country Garden Holdings, Sr. Scd. Notes		7.13	1/27/2022	460,000		476,787
CSN Islands XI, Gtd. Notes		6.75	1/28/2028	329,000		324,147
Meituan, Sr. Unscd. Notes		3.05	10/28/2030	646,000		648,436
Sable International Finance, Sr. Scd. Notes		5.75	9/7/2027	476,000	[b]	505,245
Shimao Group Holdings, Sr. Scd. Bonds		4.75	7/3/2022	465,000		476,510
Wynn Macau, Sr. Unscd. Notes		5.50	1/15/2026	670,000		651,073
					3,563,436
Colombia - 1.5%
Colombia, Bonds	COP	6.00	4/28/2028	5,863,500,000	[c]	1,583,242

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
Colombia - 1.5% (continued)
Colombia, Bonds	COP	7.50	8/26/2026	1,834,200,000		542,482
					2,125,724
Czech Republic - 1.0%
Czech Republic, Bonds, Ser. 120	CZK	1.25	2/14/2025	32,180,000		1,419,541
Denmark - .5%
Orsted, Sr. Unscd. Notes	GBP	4.88	1/12/2032	390,000		700,496
Dominican Republic - .8%
Dominican Republic, Sr. Unscd. Bonds		5.50	1/27/2025	320,000		342,720
Dominican Republic, Sr. Unscd. Bonds		7.45	4/30/2044	420,000		481,530
Dominican Republic, Sr. Unscd. Bonds		7.50	5/6/2021	301,667		309,585
					1,133,835
Ecuador - .4%
Ecuador, Sr. Unscd. Notes		0.00	7/31/2030	64,221	[b,d]	29,542
Ecuador, Sr. Unscd. Notes		0.50	7/31/2030	187,110	[b]	125,366
Ecuador, Sr. Unscd. Notes		0.50	7/31/2040	224,730	[b]	112,367
Ecuador, Sr. Unscd. Notes		0.50	7/31/2035	490,347	[b]	270,304
					537,579
Ethiopia - .4%
Ethiopia, Sr. Unscd. Notes		6.63	12/11/2024	600,000		606,000
Finland - .5%
CRH Finland Services, Gtd. Notes	EUR	0.88	11/5/2023	519,000		622,578
France - 2.8%
Altice France, Sr. Scd. Bonds	EUR	4.13	1/15/2029	363,000		414,334
Altice France, Sr. Scd. Notes	EUR	3.38	1/15/2028	143,000		157,746
Banijay Entertainment, Sr. Scd. Bonds	EUR	3.50	3/1/2025	294,000		336,446
BNP Paribas, Jr. Sub. Notes		7.38	8/19/2025	550,000	[e]	614,320
Covivio, Sr. Unscd. Notes	EUR	1.63	6/23/2030	500,000		602,541
Electricite de France, Jr. Sub. Notes	GBP	6.00	1/29/2026	100,000	[e]	140,788
JCDecaux, Sr. Unscd. Notes	EUR	2.00	10/24/2024	600,000	[c]	737,685
Loxam, Sr. Scd. Notes	EUR	2.88	4/15/2026	580,000		620,952
Societe Generale, Jr. Sub. Notes	EUR	6.75	4/7/2021	243,000	[e]	285,411
					3,910,223
Germany - 1.5%
FMS Wertmanagement, Govt. Gtd. Notes	EUR	0.38	4/29/2030	200,000		247,820
HELLA GmbH & Co., Sr. Unscd. Notes	EUR	1.00	5/17/2024	388,000		465,945
Infineon Technologies, Jr. Sub. Bonds	EUR	3.63	4/1/2028	200,000	[e]	237,682
Infineon Technologies, Jr. Sub. Notes	EUR	2.88	4/1/2025	300,000	[e]	347,857
KION Group, Sr. Unscd. Notes	EUR	1.63	9/24/2025	100,000		117,980

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
Germany - 1.5% (continued)
Peach Property Finance, Sr. Unscd. Notes	EUR	4.38	11/15/2025	396,000		463,325
Vertical Midco, Sr. Scd. Bonds	EUR	4.38	7/15/2027	163,000		192,448
					2,073,057
India - .8%
GMR Hyderabad International Airport, Sr. Scd. Notes		4.25	10/27/2027	401,000		362,905
Housing Development Finance, Sr. Unscd. Notes	INR	8.22	3/28/2022	30,000,000		414,860
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	20,000,000		269,870
					1,047,635
Indonesia - .9%
Indonesia, Sr. Unscd. Notes		5.88	1/15/2024	1,050,000		1,206,334
Ireland - 1.3%
Allied Irish Banks, Sub. Notes	EUR	4.13	11/26/2025	281,000		328,048
Bank of Ireland Group, Jr. Sub. Notes	EUR	7.50	11/19/2025	280,000	[e]	344,445
Silverback Finance, Sr. Scd. Bonds	EUR	3.13	2/25/2037	288,802		366,650
Virgin Media Vendor Financing Notes III, Gtd. Bonds	GBP	4.88	7/15/2028	530,000		685,757
					1,724,900
Italy - 2.3%
Intesa Sanpaolo, Gtd. Notes		7.70	9/17/2025	325,000	[b,e]	343,014
Italy Buoni Poliennali del Tesoro, Sr. Unscd. Bonds	EUR	5.00	8/1/2034	825,000	[b]	1,452,645
Telecom Italia, Sr. Unscd. Notes		5.30	5/30/2024	200,000	[b]	216,695
UniCredit, Jr. Sub. Bonds		8.00	6/3/2024	560,000	[e]	590,707
UniCredit, Jr. Sub. Notes	EUR	3.88	6/3/2027	600,000	[e]	543,746
					3,146,807
Japan - 1.1%
Japan, Bonds, Ser. 23	JPY	0.10	3/10/2028	151,855,600	[f]	1,446,251
Jersey - .2%
CPUK Finance, Scd. Bonds	GBP	4.25	8/28/2022	218,750		278,375
Luxembourg - 3.7%
4Finance, Gtd. Notes		10.75	5/1/2022	200,000		158,527
Adler Group, Sr. Unscd. Notes	EUR	3.25	8/5/2025	300,000		345,464
Altice Financing, Sr. Scd. Bonds	EUR	3.00	1/15/2028	340,000		361,370
AnaCap Financial Europe, Sr. Scd. Notes, 3 Month EURIBOR +5.00% @ Floor	EUR	5.00	8/1/2024	400,000	[g]	365,108
B&M European Value Retail, Sr. Scd. Notes	GBP	3.63	7/15/2025	125,000		164,150
Cirsa Finance International, Sr. Scd. Bonds	EUR	4.75	5/22/2025	332,000		325,803

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
Luxembourg - 3.7% (continued)
DH Europe Finance II, Gtd. Bonds	EUR	0.45	3/18/2028	193,000		227,321
DH Europe Finance II, Gtd. Notes		2.20	11/15/2024	111,000		117,196
Matterhorn Telecom, Sr. Scd. Notes	EUR	3.13	9/15/2026	339,000		375,135
Millicom International Cellular, Sr. Unscd. Notes		6.63	10/15/2026	220,000		237,380
Prologis International Funding II, Gtd. Notes	EUR	1.63	6/17/2032	126,000		161,542
Richemont International Holding, Gtd. Notes	EUR	0.75	5/26/2028	508,000		622,312
SELP Finance, Gtd. Bonds	EUR	1.25	10/25/2023	535,000		642,100
SIG Combibloc PurchaseCo, Gtd. Notes	EUR	1.88	6/18/2023	333,000		394,216
Summer BC Holdco B, Sr. Scd. Bonds	EUR	5.75	10/31/2026	536,000		618,037
					5,115,661
Malaysia - 1.6%
Malaysia, Bonds, Ser. 419	MYR	3.83	7/5/2034	8,740,000		2,270,607
Mexico - 2.8%
Mexican Bonos, Bonds, Ser. M20	MXN	7.50	6/3/2027	16,430,000		852,634
Mexican Bonos, Sr. Unscd. Bonds, Ser. M20	MXN	8.50	5/31/2029	29,851,100		1,643,172
Mexico, Sr. Unscd. Notes		3.90	4/27/2025	963,000		1,055,930
Sigma Alimentos, Gtd. Bonds	EUR	2.63	2/7/2024	276,000		336,648
					3,888,384
Mongolia - .5%
Mongolia, Sr. Unscd. Bonds		5.13	4/7/2026	680,000	[c]	703,702
Netherlands - 3.8%
IHS Netherlands Holdco, Gtd. Notes		7.13	3/18/2025	402,000		408,030
ING Groep, Jr. Sub. Bonds		6.75	4/16/2024	570,000	[e]	605,775
Linde Finance, Gtd. Notes	EUR	0.25	5/19/2027	600,000		713,703
Petrobras Global Finance, Gtd. Notes		6.90	3/19/2049	315,000		356,939
Reckitt Benckiser Treasury Services Nederland, Gtd. Notes	EUR	0.38	5/19/2026	520,000		622,661
Sigma Finance Netherlands, Gtd. Notes		4.88	3/27/2028	400,000		449,800
Telefonica Europe, Gtd. Notes	EUR	4.38	3/14/2025	400,000	[e]	484,205
United Group, Sr. Scd. Notes	EUR	4.88	7/1/2024	137,000		160,056
United Group, Sr. Scd. Notes, 3 Month EURIBOR +4.13% @ Floor	EUR	4.13	5/15/2025	190,000	[g]	215,685
Volkswagen International Finance, Gtd. Notes	EUR	3.88	6/17/2029	600,000	[e]	705,881
Vonovia Finance, Gtd. Notes, Ser. DIP	EUR	1.50	3/31/2025	400,000		498,685
					5,221,420

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
New Zealand - 2.6%
New Zealand, Govt. Gtd. Bonds	NZD	3.50	4/14/2033	860,000		722,828
New Zealand, Sr. Unscd. Bonds, Ser. 930	NZD	3.00	9/20/2030	1,550,000	[f]	1,534,620
New Zealand Local Government Funding Agency Bond, Govt. Gtd. Bonds	NZD	2.25	4/15/2024	1,880,000		1,329,987
					3,587,435
Norway - 3.1%
Adevinta, Sr. Scd. Bonds	EUR	3.00	11/15/2027	100,000		117,669
DNB Boligkreditt, Covered Bonds		2.50	3/28/2022	255,000		262,561
Norway, Bonds, Ser. 479	NOK	1.75	2/17/2027	33,855,000	[b]	3,822,952
					4,203,182
Panama - .5%
Carnival, Sr. Scd. Notes		11.50	4/1/2023	640,000	[b]	708,131
Paraguay - .9%
Paraguay, Sr. Unscd. Bonds		5.00	4/15/2026	1,110,000		1,267,076
Peru - 1.8%
Peru, Sr. Unscd. Notes	PEN	6.95	8/12/2031	7,370,000		2,517,103
Philippines - 1.4%
Philippine, Sr. Unscd. Notes		2.46	5/5/2030	600,000		642,572
Philippine, Sr. Unscd. Notes	PHP	4.95	1/15/2021	60,000,000		1,243,388
					1,885,960
Qatar - .8%
Qatar, Sr. Unscd. Notes		3.40	4/16/2025	1,042,000		1,144,907
Romania - 1.0%
Romania, Bonds	EUR	3.62	5/26/2030	990,000		1,325,176
Singapore - .2%
Mulhacen, Sr. Scd. Bonds	EUR	6.50	8/1/2023	393,775		232,650
South Africa - 1.0%
South Africa, Sr. Unscd. Bonds, Ser. 2030	ZAR	8.00	1/31/2030	24,300,000		1,374,973
Spain - 3.1%
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Bonds	EUR	5.88	5/24/2022	600,000	[e]	688,745
Banco Santander, Jr. Sub. Bonds	EUR	5.25	9/29/2023	600,000	[e]	667,356
Cellnex Telecom, Sr. Unscd. Notes	EUR	1.88	6/26/2029	600,000		713,284
Spain, Bonds	EUR	5.15	10/31/2028	1,310,000	[b]	2,162,448
					4,231,833
Supranational - 2.6%
Delta Air Lines, Sr. Scd. Notes		4.75	10/20/2028	90,000	[b]	92,050
European Bank for Reconstruction & Development, Sr. Unscd. Notes	IDR	6.45	12/13/2022	27,400,000,000		1,926,712
Gems Menasa Cayman, Sr. Scd. Notes		7.13	7/31/2026	203,000	[b]	201,224

14

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
Supranational - 2.6% (continued)
Inter-American Development Bank, Sr. Unscd. Notes	IDR	7.88	3/14/2023	6,230,000,000		454,971
International Bank for Reconstruction & Development, Sr. Unscd. Notes	GBP	4.88	12/7/2028	500,000		876,015
					3,550,972
Sweden - .1%
Akelius Residential Property, Sub. Notes	EUR	2.25	5/17/2081	140,000		154,508
Switzerland - 1.3%
Credit Suisse Group, Jr. Sub. Notes		7.25	9/12/2025	570,000	[e]	618,111
UBS, Sr. Unscd. Notes	GBP	1.25	12/10/2020	200,000		259,378
UBS, Sub. Notes	EUR	4.75	2/12/2026	235,000		276,549
UBS Group, Jr. Sub. Bonds		5.00	1/31/2023	630,000	[e]	608,391
					1,762,429
United Arab Emirates - 1.0%
Abu Dhabi, Sr. Unscd. Notes		2.50	4/16/2025	1,281,000		1,361,447
United Kingdom - 9.0%
Anglian Water Services Financing, Sr. Scd. Notes	GBP	1.63	8/10/2025	215,000		290,553
Coventry Building Society, Sr. Unscd. Notes	GBP	1.00	9/21/2025	640,000		824,341
Coventry Building Society, Sr. Unscd. Notes	EUR	2.50	11/18/2020	400,000		466,409
Drax Finco, Sr. Scd. Bonds	GBP	4.25	5/1/2022	274,000		358,641
eG Global Finance, Sr. Scd. Notes	EUR	4.38	2/7/2025	341,000		364,401
Iceland Bondco, Sr. Scd. Notes	GBP	4.63	3/15/2025	350,000		433,052
Informa, Gtd. Notes	EUR	1.50	7/5/2023	465,000		543,510
Investec, Jr. Sub. Notes	GBP	6.75	12/5/2024	400,000	[e]	468,453
Iron Mountain UK, Gtd. Notes	GBP	3.88	11/15/2025	210,000		275,716
Jerrold Finco, Sr. Scd. Bonds	GBP	4.88	1/15/2026	165,000		197,501
Jerrold Finco, Sr. Scd. Bonds	GBP	6.13	1/15/2024	208,000		259,187
Lloyds Banking Group, Jr. Sub. Bonds	EUR	4.95	6/27/2025	550,000	[e]	638,948
Lloyds Banking Group, Jr. Sub. Notes	GBP	5.13	12/27/2024	560,000	[e]	717,278
Mitchells & Butlers Finance, Scd. Bonds, Ser. B2	GBP	6.01	12/15/2028	336,469		444,067
Motability Operations Group, Gtd. Notes	EUR	1.63	6/9/2023	200,000		245,085
National Express Group, Gtd. Notes	GBP	2.38	11/20/2028	334,000		425,533
Nationwide Building Society, Jr. Sub. Bonds	GBP	5.88	6/20/2025	650,000	[e]	869,163
Natwest Group, Jr. Sub. Notes		6.00	12/29/2025	613,000	[e]	635,804
Pinewood Finance, Sr. Scd. Bonds	GBP	3.25	9/30/2025	109,000		140,513
Saga, Gtd. Bonds	GBP	3.38	5/12/2024	228,000		247,668

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
United Kingdom - 9.0% (continued)
Synlab Bondco, Sr. Scd. Notes, 3 Month EURIBOR +4.75% @ Floor	EUR	4.75	7/1/2025	330,000	[g]	387,656
TESCO, Sr. Unscd. Notes	GBP	3.32	11/5/2025	100,000	[f]	264,380
Tesco Property Finance 3, Sr. Scd. Bonds	GBP	5.74	4/13/2040	143,724		247,309
UNITE USAF II, Mortgage Backed Notes	GBP	3.37	6/30/2023	500,000		673,315
Vedanta Resources Finance II, Gtd. Bonds		9.25	4/23/2026	490,000		307,720
Virgin Money UK, Sr. Unscd. Notes	GBP	3.13	6/22/2025	580,000		757,650
Vmed O2 UK Financing I, Sr. Scd. Bonds	GBP	4.00	1/31/2029	273,000		347,145
Vodafone Group, Jr. Sub. Bonds	GBP	4.88	10/3/2078	194,000		268,138
Vodafone Group, Jr. Sub. Notes		7.00	4/4/2079	200,000		237,519
Wagamama Finance, Sr. Scd. Notes	GBP	4.13	7/1/2022	100,000		120,685
					12,457,340
United States - 17.3%
American Airlines, Sr. Scd. Notes		11.75	7/15/2025	671,000	[b]	653,555
Apple, Sr. Unscd. Notes		1.13	5/11/2025	684,000		697,922
AT&T, Sr. Unscd. Notes	EUR	1.60	5/19/2028	476,000		596,795
Ball, Gtd. Notes		2.88	8/15/2030	360,000		356,400
Best Buy, Sr. Unscd. Bonds		5.50	3/15/2021	210,000		211,233
Best Buy, Sr. Unscd. Notes		4.45	10/1/2028	248,000		292,961
Brixmor Operating Partnership, Sr. Unscd. Notes		4.05	7/1/2030	408,000		441,135
CCO Holdings, Sr. Unscd. Notes		4.75	3/1/2030	281,000	[b]	295,921
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/2026	318,000	[b]	331,167
Citigroup, Sub. Notes		5.50	9/13/2025	700,000		830,699
Cleveland-Cliffs, Gtd. Notes		5.88	6/1/2027	520,000		506,241
Comcast, Gtd. Notes		3.30	4/1/2027	86,000		96,504
Dell International, Gtd. Notes		7.13	6/15/2024	602,000	[b]	624,443
Diamond Sports Group, Sr. Scd. Notes		5.38	8/15/2026	620,000	[b]	362,313
Digital Euro Finco, Gtd. Notes	EUR	1.13	4/9/2028	567,000		682,548
Fidelity National Information Services, Sr. Unscd. Notes	EUR	0.63	12/3/2025	201,000		240,827
Ford Motor Credit, Sr. Unscd. Notes		3.37	11/17/2023	400,000		397,000
General Electric, Sr. Unscd. Notes	GBP	6.44	11/15/2022	12,833		17,194
IQVIA, Gtd. Notes	EUR	2.88	6/15/2028	622,000		733,601
Iron Mountain, Gtd. Notes		4.50	2/15/2031	388,000	[b]	386,766
JPMorgan Chase & Co., Sr. Unscd. Notes		2.08	4/22/2026	1,000,000		1,046,708
Laureate Education, Gtd. Notes		8.25	5/1/2025	265,000	[b]	282,778
Level 3 Financing, Gtd. Notes		5.38	1/15/2024	660,000		667,164

16

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.0% (continued)
United States - 17.3% (continued)
Microsoft, Sr. Unscd. Bonds		2.00	8/8/2023	250,000		261,129
Mileage Plus Holdings, Sr. Scd. Notes		6.50	6/20/2027	90,000	[b]	93,881
Netflix, Sr. Unscd. Notes	EUR	3.63	6/15/2030	325,000		413,862
New York Life Global Funding, Scd. Notes		1.70	9/14/2021	270,000		273,547
NextEra Energy Capital Holdings, Gtd. Notes		3.25	4/1/2026	101,000		112,542
PepsiCo, Sr. Unscd. Notes	EUR	0.25	5/6/2024	266,000		314,794
PG&E, Sr. Scd. Notes		5.00	7/1/2028	660,000		662,541
Radiate Holdco, Sr. Scd. Notes		4.50	9/15/2026	375,000	[b]	377,813
Refinitiv US Holdings, Sr. Unscd. Notes	EUR	6.88	11/15/2026	150,000		188,890
Sprint, Gtd. Notes		7.88	9/15/2023	260,000		297,213
Sprint Capital, Gtd. Notes		8.75	3/15/2032	228,000		341,421
Tesla, Gtd. Notes		5.30	8/15/2025	351,000	[b]	363,593
T-Mobile USA, Gtd. Notes		6.00	3/1/2023	693,000		693,866
U.S. Treasury Bonds		2.00	2/15/2050	3,810,000		4,125,516
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted		1.00	2/15/2046	877,568	[f]	1,156,019
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted		0.75	7/15/2028	595,389	[f]	678,916
U.S. Treasury Separate Trading of Registered Interest and Principal Securities, Bonds		2.88	5/15/2043	2,192,300	[h]	1,543,371
Upjohn, Gtd. Notes		2.30	6/22/2027	150,000	[b]	155,238
Windstream Escrow, Sr. Scd. Notes		7.75	8/15/2028	402,000	[b]	389,438
Zayo Group Holdings, Sr. Scd. Notes		4.00	3/1/2027	660,000	[b]	648,648
					23,844,113
Uzbekistan - .7%
Uzbekistan, Sr. Unscd. Notes		4.75	2/20/2024	950,000		999,068
Vietnam - .2%
Vietnam, Sr. Unscd. Bonds		4.80	11/19/2024	213,000		238,542
Total Bonds and Notes (cost $119,338,422)				121,263,582
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)
Options Purchased - .0%
Put Options - .0%
U.S Treasury 10 Year December Future, Contracts 114 (cost $41,046)		137.50	11/20/2020	11,400,000		44,532

17

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Exchange-Traded Funds - 9.3%
United States - 9.3%
iShares 0-5 Year Investment Grade Corporate Bond ETF		22,648		1,179,055
iShares iBoxx High Yield Corporate Bond ETF		51,484	[c]	4,318,478
iShares iBoxx Investment Grade Corporate Bond ETF		3,697		494,400
iShares JP Morgan USD Emerging Markets Bond Fund ETF		37,396		4,114,308
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF		104,049		2,737,529
Total Exchange-Traded Funds (cost $12,845,899)		12,843,770
	1-Day Yield (%)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,443,494)	0.10	1,443,494	[i]	1,443,494

18

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,229,178)	0.10	2,229,178	[i] 2,229,178
Total Investments (cost $135,898,039)		100.0%	137,824,556
Cash and Receivables (Net)		0.0%	9,489
Net Assets		100.0%	137,834,045

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

AUD—Australian Dollar

CAD—Canadian Dollar

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, these securities were valued at $18,017,279 or 13.07% of net assets.

c Security, or portion thereof, on loan. At October 31, 2020, the value of the fund’s securities on loan was $6,411,202 and the value of the collateral was $6,622,478, consisting of cash collateral of $2,229,178 and U.S. Government & Agency securities valued at $4,393,300.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e Security is a perpetual bond with no specified maturity date, Maturity date shown is next reset date of the bond.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g Variable rate security—rate shown is the interest rate in effect at period end.

h Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

19

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	33.4
Investment Companies	12.0
Banks	10.8
U.S. Treasury Securities	5.4
Real Estate	5.4
Telecommunication Services	5.0
Supranational Bank	2.5
Media	2.2
Consumer Discretionary	1.9
Diversified Financials	1.9
Utilities	1.6
Retailing	1.6
Industrial	1.5
Automobiles & Components	1.4
Health Care	1.2
Internet Software & Services	1.1
Commercial & Professional Services	1.1
Food Products	1.1
Metals & Mining	1.0
Advertising	1.0
Municipal Securities	1.0
Technology Hardware & Equipment	1.0
Semiconductors & Semiconductor Equipment	.9
Airlines	.6
Materials	.5
Chemicals	.5
Consumer Staples	.5
Building Materials	.5
Information Technology	.4
Transportation	.3
Energy	.3
Beverage Products	.2
Insurance	.2
Options Purchased	.0
100.0

† Based on net assets.

See notes to financial statements.

20

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/19($)	Purchases($)†	Sales ($)	Value 10/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,308,257	88,035,156	(87,899,919)	1,443,494	1.1	20,198
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	35,689,477	(33,460,299)	2,229,178	1.6	-
Total	1,308,257	123,724,633	(121,360,218)	3,672,672	2.7	20,198

†  Includes reinvested dividends/distributions.

See notes to financial statements.

21

STATEMENT OF FUTURES

October 31, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
Euro-Bond	27	12/8/2020	5,492,197[a]	5,539,134	(46,937)
Gross Unrealized Depreciation				(46,937)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

22

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2020

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets Corp.
Euro	1,345,037	United States Dollar	1,585,657	11/13/2020	(18,686)
British Pound	203,389	United States Dollar	259,375	11/13/2020	4,139
United States Dollar	520,850	British Pound	404,165	11/13/2020	(2,791)
Citigroup
Swedish Krona	6,348,290	United States Dollar	712,079	11/13/2020	1,448
United States Dollar	302,220	Australian Dollar	413,258	11/13/2020	11,719
British Pound	1,257,000	United States Dollar	1,624,163	11/13/2020	4,422
United States Dollar	1,129,748	British Pound	865,630	11/13/2020	8,227
United States Dollar	1,616,599	Euro	1,378,000	11/13/2020	11,226
United States Dollar	399,368	Japanese Yen	42,308,375	11/13/2020	(4,809)
United States Dollar	1,409,233	South African Rand	22,879,716	11/13/2020	5,534
Danish Krone	3,644,522	United States Dollar	579,273	11/13/2020	(8,934)
United States Dollar	1,181,767	Philippine Peso	58,267,000	11/13/2020	(22,603)
HSBC
United States Dollar	2,701,586	Norwegian Krone	24,423,031	11/13/2020	143,420
United States Dollar	1,862,790	Euro	1,588,545	11/13/2020	12,132
United States Dollar	721,330	Swedish Krona	6,264,527	11/13/2020	17,218
Euro	305,910	United States Dollar	356,699	11/2/2020	(397)
United States Dollar	160,047	Mexican Peso	3,652,000	11/13/2020	(11,847)
United States Dollar	2,080,812	South African Rand	34,377,000	11/13/2020	(28,259)
J.P. Morgan Securities
United States Dollar	593,933	Danish Krone	3,729,408	11/13/2020	10,310
United States Dollar	2,134,086	New Zealand Dollar	3,206,823	11/13/2020	13,716
United States Dollar	347,801	British Pound	273,000	11/13/2020	(5,901)

23

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities(continued)
United States Dollar	699,669	Indian Rupee	52,846,000	11/13/2020	(12,577)
RBS Securities
United States Dollar	129,958	British Pound	100,627	11/2/2020	(406)
British Pound	100,627	United States Dollar	129,966	11/13/2020	407
State Street Bank and Trust Company
United States Dollar	1,373,070	Malaysian Ringgit	5,757,000	11/13/2020	(11,682)
Japanese Yen	201,766,000	United States Dollar	1,938,056	11/13/2020	(10,560)
Brazilian Real	10,581,000	United States Dollar	1,982,190	11/13/2020	(139,442)
United States Dollar	2,001,248	Brazilian Real	10,581,000	11/13/2020	158,500
United States Dollar	18,811,882	British Pound	14,353,304	11/13/2020	215,562
United States Dollar	1,412,613	Norwegian Krone	12,639,000	11/13/2020	88,754
Euro	1,365,049	United States Dollar	1,609,795	11/13/2020	(19,510)
United States Dollar	31,718,387	Euro	26,722,905	11/13/2020	586,149
Mexican Peso	5,328,000	United States Dollar	249,876	11/13/2020	905
United States Dollar	2,126,186	Canadian Dollar	2,819,313	11/13/2020	9,967
United States Dollar	1,342,811	New Zealand Dollar	2,023,437	11/13/2020	4,903
Singapore Dollar	932,000	United States Dollar	685,998	11/13/2020	(3,690)
United States Dollar	4,307,675	Australian Dollar	5,964,799	11/13/2020	114,700
UBS Securities
Singapore Dollar	1,870,000	United States Dollar	1,372,572	11/13/2020	(3,563)
United States Dollar	1,373,836	Euro	1,168,000	11/13/2020	13,114
Japanese Yen	121,582,685	United States Dollar	1,151,439	11/13/2020	10,056
British Pound	343,656	United States Dollar	442,702	11/13/2020	2,542
United States Dollar	151,649	British Pound	117,461	11/13/2020	(536)

24

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities(continued)
Czech Koruna	11,395,392	United States Dollar	516,914	11/13/2020	(29,832)
Gross Unrealized Appreciation					1,449,070
Gross Unrealized Depreciation					(336,025)

See notes to financial statements.

25

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,411,202)—Note 1(c):
Unaffiliated issuers	132,225,367	134,151,884
Affiliated issuers	3,672,672	3,672,672
Cash		232,348
Dividends, interest and securities lending income receivable		1,512,073
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,449,070
Receivable for investment securities sold		137,373
Cash collateral held by broker—Note 4		90,553
Receivable for shares of Common Stock subscribed		16,482
Tax reclaim receivable		7,746
Receivable for futures variation margin—Note 4		5,031
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		11,951
Prepaid expenses		16,570
		141,303,753
Liabilities ($):
Cash overdraft due to Custodian denominated in foreign currency	5,683	5,621
Liability for securities on loan—Note 1(c)		2,229,178
Payable for investment securities purchased		722,882
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		336,025
Payable for shares of Common Stock redeemed		80,856
Directors’ fees and expenses payable		1,983
Other accrued expenses		93,163
		3,469,708
Net Assets ($)		137,834,045
Composition of Net Assets ($):
Paid-in capital		135,680,350
Total distributable earnings (loss)		2,153,695
Net Assets ($)		137,834,045

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	5,703,093	273,170	27,500,118	104,357,664
Shares Outstanding	461,615	22,432	2,215,538	8,405,129
Net Asset Value Per Share ($)	12.35	12.18	12.41	12.42

See notes to financial statements.

26

STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income ($):
Income:
Interest (net of $3,278 foreign taxes withheld at source)	3,610,487
Dividends:
Unaffiliated issuers	469,520
Affiliated issuers	19,942
Income from securities lending—Note 1(c)	10,831
Total Income	4,110,780
Expenses:
Management fee—Note 3(a)	519,467
Shareholder servicing costs—Note 3(c)	200,381
Professional fees	106,573
Registration fees	67,619
Custodian fees—Note 3(c)	32,813
Chief Compliance Officer fees—Note 3(c)	14,076
Directors’ fees and expenses—Note 3(d)	11,998
Prospectus and shareholders’ reports	7,667
Loan commitment fees—Note 2	4,301
Distribution fees—Note 3(b)	2,115
Interest expense—Note 2	43
Miscellaneous	45,213
Total Expenses	1,012,266
Less—reduction in expenses due to undertaking—Note 3(a)	(224,479)
Net Expenses	787,787
Investment Income—Net	3,322,993
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,796,249
Net realized gain (loss) on options transactions	(264,124)
Net realized gain (loss) on futures	(457,341)
Net realized gain (loss) on forward foreign currency exchange contracts	(1,657,441)
Capital gain distributions from affiliated issuers	256
Net Realized Gain (Loss)	(582,401)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(57,354)
Net change in unrealized appreciation (depreciation) on options transactions	92,805
Net change in unrealized appreciation (depreciation) on futures	(82,311)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,363,889
Net Change in Unrealized Appreciation (Depreciation)	1,317,029
Net Realized and Unrealized Gain (Loss) on Investments	734,628
Net Increase in Net Assets Resulting from Operations	4,057,621

See notes to financial statements.

27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
Operations ($):
Investment income—net	3,322,993	2,894,004
Net realized gain (loss) on investments	(582,401)	2,282,153
Net change in unrealized appreciation (depreciation) on investments	1,317,029	3,061,646
Net Increase (Decrease) in Net Assets Resulting from Operations	4,057,621	8,237,803
Distributions ($):
Distributions to shareholders:
Class A	(126,644)	(41,102)
Class C	(8,859)	(13,122)
Class I	(442,714)	(175,885)
Class Y	(4,421,224)	(3,966,193)
Total Distributions	(4,999,441)	(4,196,302)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,044,040	1,388,532
Class C	23,514	99,468
Class I	26,963,740	8,878,107
Class Y	43,512,518	49,852,582
Distributions reinvested:
Class A	123,083	31,487
Class C	6,198	9,870
Class I	331,724	142,615
Class Y	2,237,696	2,400,191
Cost of shares redeemed:
Class A	(1,426,327)	(416,637)
Class C	(66,458)	(235,826)
Class I	(9,409,928)	(1,961,338)
Class Y	(47,252,513)	(13,534,260)
Increase (Decrease) in Net Assets from Capital Stock Transactions	20,087,287	46,654,791
Total Increase (Decrease) in Net Assets	19,145,467	50,696,292
Net Assets ($):
Beginning of Period	118,688,578	67,992,286
End of Period	137,834,045	118,688,578

28

	Year Ended October 31,
	2020	2019
Capital Share Transactions (Shares):
Class A
Shares sold	415,772	112,438
Shares issued for distributions reinvested	10,122	2,631
Shares redeemed	(116,448)	(34,128)
Net Increase (Decrease) in Shares Outstanding	309,446	80,941
Class C
Shares sold	1,935	8,380
Shares issued for distributions reinvested	513	841
Shares redeemed	(5,465)	(19,871)
Net Increase (Decrease) in Shares Outstanding	(3,017)	(10,650)
Class Ia
Shares sold	2,182,436	719,427
Shares issued for distributions reinvested	27,078	11,865
Shares redeemed	(778,131)	(158,496)
Net Increase (Decrease) in Shares Outstanding	1,431,383	572,796
Class Ya
Shares sold	3,594,178	4,116,981
Shares issued for distributions reinvested	182,611	200,463
Shares redeemed	(3,881,369)	(1,113,097)
Net Increase (Decrease) in Shares Outstanding	(104,580)	3,204,347

[a]During the period ended October 31, 2020, 26,412 Class Y shares representing $326,931 were exchanged for 26,418 Class I shares and during the period ended October 31, 2019, 37,410 Class Y shares representing $465,556 were exchanged for 37,424 Class I shares,

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.48	12.04	12.23	12.30	12.13
Investment Operations:
Investment income—net[a]	.25	.29	.32	.19	.13
Net realized and unrealized gain (loss) on investments	.09	.70	(.31)	.10	.25
Total from Investment Operations	.34	.99	.01	.29	.38
Distributions:
Dividends from investment income—net	(.47)	(.55)	(.20)	(.36)	(.19)
Dividends from net realized gain on investments	-	-	-	(.00)[b]	(.02)
Total Distributions	(.47)	(.55)	(.20)	(.36)	(.21)
Net asset value, end of period	12.35	12.48	12.04	12.23	12.30
Total Return (%)[c]	2.77	8.54	.08	2.45	3.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.86	1.07	1.39	1.37	1.64
Ratio of net expenses to average net assets	1.00	.75	.75	.89	.95
Ratio of net investment income to average net assets	2.03	2.42	2.60	1.65	1.10
Portfolio Turnover Rate	94.27	83.73	114.73	145.88	141.08
Net Assets, end of period ($ x 1,000)	5,703	1,900	858	682	1,818

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

30

Class C Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.30	11.86	12.06	12.18	12.05
Investment Operations:
Investment income—net[a]	.19	.25	.24	.11	.04
Net realized and unrealized gain (loss) on investments	.06	.64	(.33)	.08	.25
Total from Investment Operations	.25	.89	(.09)	.19	.29
Distributions:
Dividends from investment income—net	(.37)	(.45)	(.11)	(.31)	(.14)
Dividends from net realized gain on investments	-	-	-	(.00)[b]	(.02)
Total Distributions	(.37)	(.45)	(.11)	(.31)	(.16)
Net asset value, end of period	12.18	12.30	11.86	12.06	12.18
Total Return (%)[c]	2.06	7.70	(.64)	1.59	2.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81	1.85	2.07	2.09	2.39
Ratio of net expenses to average net assets	1.70	1.50	1.50	1.64	1.70
Ratio of net investment income to average net assets	1.59	2.11	2.00	.90	.35
Portfolio Turnover Rate	94.27	83.73	114.73	145.88	141.08
Net Assets, end of period ($ x 1,000)	273	313	428	702	671

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

31

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.53	12.09	12.27	12.33	12.14
Investment Operations:
Investment income—net[a]	.24	.32	.37	.23	.15
Net realized and unrealized gain (loss) on investments	.13	.71	(.33)	.08	.27
Total from Investment Operations	.37	1.03	.04	.31	.42
Distributions:
Dividends from investment income—net	(.49)	(.59)	(.22)	(.37)	(.21)
Dividends from net realized gain on investments	-	-	-	(.00)[b]	(.02)
Total Distributions	(.49)	(.59)	(.22)	(.37)	(.23)
Net asset value, end of period	12.41	12.53	12.09	12.27	12.33
Total Return (%)	3.06	8.79	.38	2.57	3.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.78	1.10	1.14	1.39
Ratio of net expenses to average net assets	.64	.50	.50	.65	.70
Ratio of net investment income to average net assets	2.01	2.63	3.03	1.91	1.35
Portfolio Turnover Rate	94.27	83.73	114.73	145.88	141.08
Net Assets, end of period ($ x 1,000)	27,500	9,827	2,555	3,815	1,244

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

32

Class Y Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.53	12.09	12.27	12.33	12.14
Investment Operations:
Investment income—net[a]	.33	.37	.33	.23	.16
Net realized and unrealized gain (loss) on investments	.05	.66	(.29)	.08	.27
Total from Investment Operations	.38	1.03	.04	.31	.43
Distributions:
Dividends from investment income—net	(.49)	(.59)	(.22)	(.37)	(.22)
Dividends from net realized gain on investments	-	-	-	(.00)[b]	(.02)
Total Distributions	(.49)	(.59)	(.22)	(.37)	(.24)
Net asset value, end of period	12.42	12.53	12.09	12.27	12.33
Total Return (%)	3.07	8.81	.30	2.67	3.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.62	.68	.96	.98	1.23
Ratio of net expenses to average net assets	.58	.50	.50	.64	.70
Ratio of net investment income to average net assets	2.65	3.00	2.70	1.90	1.35
Portfolio Turnover Rate	94.27	83.73	114.73	145.88	141.08
Net Assets, end of period ($ x 1,000)	104,358	106,649	64,151	40,741	34,952

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

33

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Dynamic Bond Income Fund (the “fund”) is a separate non-diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective December 31, 2019, Newton Investment Management (North America) Limited (“NIMNA”) reorganized into Newton Investment Management Limited (“NIM” or the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser. Consequently, the sub-investment advisory agreement between the Adviser and NIMNA was terminated and NIM now serves as the fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser and NIM. There was no change to the fund’s investment objective, polices or strategies as a result of the reorganization of NIMNA into Sub-Adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I shares and Class Y shares, increasing authorized Class I shares from 100 million to 150 million and increasing authorized Class Y shares from 100 million to 150 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically

34

convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2020, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether

35

NOTES TO FINANCIAL STATEMENTS (continued)

such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

36

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2020 in valuing the fund’s investments:

37

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	66,474,001	-	66,474,001
Exchange-Traded Funds	12,843,770	-	-	12,843,770
Foreign Governmental	-	47,285,759	-	47,285,759
Investment Companies	3,672,672	-	-	3,672,672
U.S. Treasury Securities	-	7,503,822	-	7,503,822
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	1,449,070	-	1,449,070
Options Purchased	44,532	-	-	44,532
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(336,025)	-	(336,025)
Futures††	(46,937)	-	-	(46,937)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency

38

transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2020, The Bank of New York Mellon earned $1,979 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2020, BNY Mellon Yield Enhancement Strategy Fund, an affiliate of the fund, held 2,446,167 Class Y shares representing approximately 22.0% of the fund’s net assets.

39

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

40

As of and during the period ended October 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,449,160, accumulated capital and other losses $1,439,915 and unrealized appreciation $1,144,450.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2020. The fund has $426,306 of short-term capital losses and $652,210 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2020 and October 31, 2019 were as follows: ordinary income $4,999,441 and $4,196,302, respectively.

(h) New Accounting Pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other IBOR-based reference rates (change to “other interbank offered rates”) as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

41

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2020 was approximately $4,098 with a related weighted average annualized interest rate of 1.06%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed, from November 1, 2019 through February 29, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the value of the fund’s average daily net assets. The Adviser has also contractually agreed, from March 1, 2020 through February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding certain expenses as described above) exceed .80% of the value of the fund’s average daily net assets. On or after February 28, 2021, the

42

Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $224,479 during the period ended October 31, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .19% of the value of the fund’s average daily net assets.

During the period ended October 31, 2020, the Distributor retained $250 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2020, Class C shares were charged $2,115 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2020, Class A and Class C shares were charged $11,160 and $705, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account

43

NOTES TO FINANCIAL STATEMENTS (continued)

basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2020, the fund was charged $3,072 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2020, the fund was charged $32,813 pursuant to the custody agreement.

During the period ended October 31, 2020, the fund was charged $14,076 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $46,855, Distribution Plan fees of $181, Shareholder Services Plan fees of $1,313, custodian fees of $7,500, Chief Compliance Officer fees of $4,546 and transfer agency fees of $559, which are offset against an expense reimbursement currently in effect in the amount of $72,905.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2020, amounted to $136,800,931 and $116,601,842, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

44

Each type of derivative instrument that was held by the fund during the period ended October 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2020 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the

45

NOTES TO FINANCIAL STATEMENTS (continued)

financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At October 31, 2020, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

46

counterparty. Forward contracts open at October 31, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2020 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	44,532	[1]	Interest rate risk	(46,937)	[2]
Foreign exchange risk	1,449,070	[3]	Foreign exchange risk	(336,025)	[3]
Gross fair value of derivative contracts	1,493,602			(382,962)

Statement of Assets and Liabilities location:
[1]Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[2]Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[3]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2020 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(457,341)		(264,124)		-		(721,465)
Foreign exchange	-		-		(1,657,441)		(1,657,441)
Total	(457,341)		(264,124)		(1,657,441)		(2,378,906)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	(82,311)		92,805		-		10,494
Foreign exchange	-		-		1,363,889		1,363,889
Total	(82,311)		92,805		1,363,889		1,374,383

Statement of Operations location:
[1]Net realized gain (loss) on futures.
[2]Net realized gain (loss) on options transactions.
[3]Net realized gain (loss) on forward foreign currency exchange contracts.
[4]Net change in unrealized appreciation (depreciation) on futures.
[5]Net change in unrealized appreciation (depreciation) on options transactions.
[6]Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

47

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	-	(46,937)
Options	44,532	-
Forward contracts	1,449,070	(336,025)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,493,602	(382,962)
Derivatives not subject to
Master Agreements	(44,532)	46,937
Total gross amount of assets
and liabilities subject to
Master Agreements	1,449,070	(336,025)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
CIBC World Markets	4,139		(4,139)	-		-
Citigroup	42,576		(36,346)	-		6,230
HSBC	172,770		(40,503)	-		132,267
J.P. Morgan Securities	24,026		(18,478)	-		5,548
RBS Securities	407		(406)	-		1
State Street Bank and Trust Company	1,179,440		(184,884)	(994,556)		-
UBS Securities	25,712		(25,712)	-		-
Total	1,449,070		(310,468)	(994,556)		144,046

48

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
CIBC World Markets	(21,477)		4,139	-		(17,338)
Citigroup	(36,346)		36,346	-		-
HSBC	(40,503)		40,503	-		-
J.P. Morgan Securities	(18,478)		18,478	-		-
RBS Securities	(406)		406	-		-
State Street Bank and Trust Company	(184,884)		184,884	-		-
UBS Securities	(33,931)		25,712	-		(8,219)
Total	(336,025)		310,468	-		(25,557)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2020:

Average Market Value ($)
Interest rate futures	7,091,110
Interest rate options contracts	34,168
Forward contracts	94,673,216

At October 31, 2020, the cost of investments for federal income tax purposes was $136,648,306; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,135,286, consisting of $6,461,128 gross unrealized appreciation and $5,325,842 gross unrealized depreciation.

49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Dynamic Bond Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Dynamic Bond Income Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures and forward foreign currency exchange contracts, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2020

50

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 4.78% of the ordinary dividends paid during fiscal year ended October 31, 2020 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $238,858 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns.

51

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

52

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

53

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Peggy C. Davis (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- 2019)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 25

———————

54

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present); Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Ehud Houmier, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

55

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

56

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

57

For More Information

BNY Mellon Global Dynamic Bond Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6298AR1020

BNY Mellon Global Real Return Fund

ANNUAL REPORT October 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Real Return Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Global Real Return Fund, covering the 12-month period from November 1, 2019 through October 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects the final months of 2019, fueling an equity rally. As we entered 2020, optimism turned to concern as COVID-19 began to spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Volatility returned in September 2020 and continued through October, as concerns over rising COVID-19 infection rates, continued trade tensions, the U.S. Congress’ failure to pass additional financial assistance and anxiety over the upcoming U.S. election constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when investment-grade instrument prices stalled. Yields in the intermediate and long portions of the Treasury curve rose during October, further constraining bond prices.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. As always, we will monitor relevant data for meaningful developments. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

November 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through October 31, 2020, as provided by portfolio managers Suzanne Hutchins, Aron Pataki and Andrew Warwick of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2020, BNY Mellon Global Real Return Fund’s Class A shares produced a total return of 3.42%, Class C shares returned 2.57%, Class I shares returned 3.65% and Class Y shares returned 3.66%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, and the fund’s performance baseline benchmark, the USD 1-Month LIBOR, produced total returns of 0.71% and 0.93%, respectively, for the same period.2,3

Global markets encountered volatility during the reporting period, due in part to the COVID-19 outbreak and resulting economic uncertainty. The fund outperformed its benchmark, largely due to its gold position within the fund’s stabilizing layer, although a number of asset classes pulled their weight.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively managed, multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. Rather than trying to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies, and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments.

The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection, based on fundamental research, to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.

Central Bank Policy and COVID-19 Influence Markets

Equities gained toward the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. Continued accommodative policies by the U.S. Federal Reserve (the “Fed”), coupled with encouraging economic data releases, worked to fuel a risk-on environment. Greater certainty as to the timing of Brexit was also forthcoming and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘Phase-One’ trade deal would be signed in early 2020.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China and other geopolitical events stoked investor anxiety. Stocks continued to exhibit volatility through the end of the period.

Stabilizing Layer Boosts Fund Performance

Over the period, the stabilizing layer was the primary driver of portfolio performance, with all areas making a positive contribution. Gold was the standout performer, having suffered from forced liquidations during the sell-off in February and early March but subsequently rebounding sharply, following a similar pattern to its price action during the Global Financial Crisis. Derivatives protection was also accretive to returns, pulling its weight during the market squalls of March and September. Within the return-seeking core, equities delivered a positive return. Top contributors were dominated by a combination of technology holdings including Microsoft and Tencent Holdings and those companies benefiting from the halo effect of technology such as Alibaba Group Holding and Amazon.com.

Conversely, the return-seeking core, as a whole, marginally detracted from returns. The Fund’s synthetic exposures, largely through written put options on equity indices designed to gain further upside exposure to markets at more attractive levels, suffered from the sudden, sharp fall in markets during the turbulence in the first quarter of the year. Both alternatives and emerging-market debt were similarly adversely impacted, as the market selling became more indiscriminate, although they largely recuperated their losses over the period under review. Although equities delivered a positive contribution, there were a number of notable detractors. Bayer exhibited weakness due to the cloud of litigation related to its Roundup fertilizer, as well as a disappointing performance from its crop-science business, while Royal Dutch Shell was caught up in the woes of the oil and gas sector, as production cuts failed to adequately compensate for demand destruction. Finally, business event company Informa suffered owing to pandemic-induced delays in the resumption of its trade shows outside China.

Anticipating an Uneven Recovery

Despite the continuing drag on commerce and trade from current pandemic-related restrictions, macroeconomic conditions remain consistent with a reflation of global markets. Monetary and fiscal policy are highly accommodative, and we are already witnessing a recovery in China, which is likely to extend to other major trading blocks, particularly as the private sector returns to health. Moreover, we are likely to be at the beginning of a restocking cycle that will create a tailwind for manufacturing activity, both in the U.S. and globally. However, the recovery is likely to be uneven in terms of sectors and individual companies, and it is here that the benefits of a selective, flexible approach are evident.

4

Within the return-seeking core we have been increasing our gross equity exposure by purchasing those companies in which we have high conviction. We continue to avoid companies with cash flow constraints and high balance sheet and operational gearing, which are likely to come under pressure due to the pandemic-induced slowdown, and have maintained a balance between cyclical and structural growth companies. Elsewhere in the return-seeking core, a broad range of assets including alternatives, corporate bonds and emerging-market debt provide diversified return sources. Within the stabilizing layer, the lion’s share of our government bond exposure has been shifted to U.S. Treasury futures, which have the benefit of enabling us to adjust our duration in a liquid fashion and provide an effective hedge against the near-term deflationary impact of COVID-19. Gold remains a significant indirect hedge, favored among other things for its inflation-hedging properties, while protection is currently primarily structured through put options on market indices to protect against a sharp market sell-off.

November 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 28, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Short sales involve selling a security the portfolio does not own in anticipation that the security’s price will decline. Short sales may involve risk and leverage, and expose the portfolio to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Real Return Fund with a hypothetical investment of $10,000 in the FTSE One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR

† Source: FactSet

†† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Global Real Return Fund on 10/31/10 to a hypothetical investment of $10,000 made in the FTSE One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Real Return Fund with a hypothetical investment of $1,000,000 in the FTSE One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR

† Source: FactSet

†† Source: Lipper Inc.

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Real Return Fund on 10/31/10 to a hypothetical investment of $1,000,000 made in the FTSE One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2020
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5/12/10	-2.55%	2.64%	2.90%
without sales charge	5/12/10	3.42%	3.86%	3.51%
Class C shares
with applicable redemption charge†	5/12/10	1.57%	3.08%	2.74%
without redemption	5/12/10	2.57%	3.08%	2.74%
Class I shares	5/12/10	3.65%	4.13%	3.79%
Class Y shares	7/1/13	3.66%	4.20%	3.79%††
USD 1-Month LIBOR Index		0.93%	1.31%	0.75%
FTSE One-Month U.S. Treasury Bill Index		0.71%	1.09%	0.56%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Return Fund from May 1, 2020 to October 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.90	$9.90	$4.65	$4.28
Ending value (after expenses)	$1,076.80	$1,072.70	$1,078.00	$1,077.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.74	$9.63	$4.52	$4.17
Ending value (after expenses)	$1,019.46	$1,015.58	$1,020.66	$1,021.01

†Expenses are equal to the fund’s annualized expense ratio of 1.13% for Class A, 1.90% for Class C, .89% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

9

CONSOLIDATED STATEMENT OF INVESTMENTS

October 31, 2020

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 27.0%
Australia - 1.5%
Australia, Sr. Unscd. Bonds, Ser. 147	AUD	3.25	6/21/2039	21,126,000		19,236,129
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	19,043,000		17,036,520
New South Wales, Govt. Gtd. Notes	AUD	3.52	11/20/2025	6,226,300		6,812,911
					43,085,560
Austria - .2%
ams, Sr. Unscd. Notes	EUR	6.00	7/31/2025	4,394,000		5,334,965
Colombia - .7%
Colombia, Bonds	COP	7.50	8/26/2026	68,967,900,000		20,397,919
France - 1.8%
Altice France, Sr. Scd. Bonds	EUR	4.13	1/15/2029	4,944,000		5,643,163
Altice France, Sr. Scd. Notes		7.38	5/1/2026	10,108,000	[b]	10,560,838
Banijay Entertainment, Sr. Scd. Notes		5.38	3/1/2025	500,000	[b]	509,063
BNP Paribas, Jr. Sub. Bonds	EUR	6.13	6/17/2022	3,045,000	[c]	3,691,877
BNP Paribas, Jr. Sub. Notes		7.38	8/19/2025	10,352,000	[c]	11,562,615
Electricite de France, Jr. Sub. Notes	GBP	6.00	1/29/2026	800,000	[c]	1,126,308
Societe Generale, Jr. Sub. Bonds		7.88	12/18/2023	10,538,000	[c]	11,250,105
Societe Generale, Jr. Sub. Notes		8.00	9/29/2025	6,932,000	[b,c]	7,792,751
					52,136,720
Germany - .6%
Infineon Technologies, Jr. Sub. Bonds	EUR	3.63	4/1/2028	6,500,000	[c]	7,724,680
Infineon Technologies, Jr. Sub. Notes	EUR	2.88	4/1/2025	5,300,000	[c]	6,145,473
Vertical Midco, Sr. Scd. Bonds	EUR	4.38	7/15/2027	2,718,000		3,209,045
					17,079,198
Hungary - .9%
Hungary, Unscd.Bonds, Ser. 30A	HUF	3.00	8/21/2030	7,670,620,000		26,123,842
India - .1%
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	160,000,000		2,158,959
Indonesia - 1.0%
Indonesia, Bonds, Ser. FR72	IDR	8.25	5/15/2036	388,362,000,000		28,551,578
Italy - .8%
Intesa Sanpaolo, Gtd. Notes		7.70	9/17/2025	9,506,000	[b,c,d]	10,032,892
UniCredit, Jr. Sub. Bonds		8.00	6/3/2024	5,625,000	[c]	5,933,441
UniCredit, Jr. Sub. Notes	EUR	3.88	6/3/2027	8,882,000	[c]	8,049,253
					24,015,586
Jersey - .2%
CPUK Finance, Scd. Bonds	GBP	4.25	8/28/2022	3,847,396		4,896,088
Luxembourg - .3%
Summer BC Holdco B, Sr. Scd. Bonds	EUR	5.75	10/31/2026	6,583,000		7,590,559

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 27.0% (continued)
Mexico - 2.3%
Mexican Bonos, Bonds, Ser. M	MXN	7.75	5/29/2031	539,402,100		28,342,419
Mexican Bonos, Bonds, Ser. M20	MXN	7.50	6/3/2027	206,904,300		10,737,291
Mexican Bonos, Bonds, Ser. M20	MXN	10.00	12/5/2024	240,342,200		13,413,115
Sigma Alimentos, Gtd. Notes		4.13	5/2/2026	13,823,000		15,069,696
					67,562,521
Mongolia - .1%
Mongolia, Sr. Unscd. Notes		10.88	4/6/2021	3,945,000		4,108,169
Netherlands - .9%
ING Groep, Jr. Sub. Bonds		4.88	5/16/2029	7,891,000	[c,d]	7,624,679
ING Groep, Jr. Sub. Bonds		6.75	4/16/2024	3,661,000	[c]	3,890,779
Telefonica Europe, Gtd. Bonds, Ser. NC5	EUR	3.00	12/4/2023	9,700,000	[c]	11,177,073
Ziggo, Sr. Scd. Bonds	EUR	2.88	1/15/2030	3,571,000		4,069,086
					26,761,617
New Zealand - .5%
New Zealand, Sr. Unscd. Bonds	NZD	2.54	9/20/2040	14,000,000		15,244,098
Norway - .3%
DNB Bank, Jr. Sub. Bonds		4.88	11/12/2024	9,274,000	[c]	9,334,606
Philippines - .3%
Philippine, Sr. Unscd. Notes		2.46	5/5/2030	7,101,000		7,604,834
Spain - 1.0%
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Bonds	EUR	5.88	9/24/2023	6,000,000	[c]	6,876,177
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Notes	EUR	6.00	3/29/2024	7,200,000	[c]	8,285,148
Banco Santander, Jr. Sub. Bonds	EUR	4.75	3/19/2025	7,800,000	[c]	8,015,524
Banco Santander, Jr. Sub. Bonds	EUR	5.25	9/29/2023	5,200,000	[c]	5,783,749
					28,960,598
Sweden - .1%
Akelius Residential Property, Sub. Notes	EUR	2.25	5/17/2081	3,521,000		3,885,866
United Kingdom - 4.5%
Anglian Water Services Financing, Sr. Scd. Notes, Ser. A8	GBP	3.67	7/30/2024	151,000	[e]	391,658
Barclays Bank, Structured Notes		0.00	8/13/2021	30,150,000	[f]	30,102,152
Barclays Bank, Structured Notes		0.02	8/16/2021	29,550,000	[f]	30,134,735
Dwr Cymru Financing, Scd. Notes	GBP	1.86	3/31/2048	201,942	[e]	487,933
High Speed Rail Finance 1, Sr. Scd. Notes	GBP	1.57	11/1/2038	319,389	[e]	577,908
Iron Mountain UK, Gtd. Notes	GBP	3.88	11/15/2025	8,530,000		11,199,328
Lloyds Banking Group, Jr. Sub. Bonds	EUR	4.95	6/27/2025	8,562,000	[c,d]	9,946,684
Scotland Gas Networks, Insured Notes, Ser. A2S	GBP	2.13	10/21/2022	300,000	[e]	658,453

11

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 27.0% (continued)
United Kingdom - 4.5% (continued)
TESCO, Sr. Unscd. Notes	GBP	3.32	11/5/2025	3,960,000	[e]	10,469,440
TESCO, Sr. Unscd. Notes	GBP	6.13	2/24/2022	74,000		102,414
Tesco Property Finance 3, Sr. Scd. Bonds	GBP	5.74	4/13/2040	3,236,660		5,569,407
Vmed O2 UK Financing I, Sr. Scd. Bonds	GBP	4.00	1/31/2029	7,588,000		9,648,837
Vodafone Group, Jr. Sub. Bonds	GBP	4.88	10/3/2078	1,808,000		2,498,938
Vodafone Group, Jr. Sub. Notes		7.00	4/4/2079	14,303,000		16,986,164
					128,774,051
United States - 8.9%
Ball, Gtd. Notes		2.88	8/15/2030	6,402,000		6,337,980
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/2026	6,249,000	[b]	6,507,740
CommScope, Sr. Scd. Notes		5.50	3/1/2024	4,157,000	[b]	4,255,251
Laureate Education, Gtd. Notes		8.25	5/1/2025	8,049,000	[b]	8,588,967
Refinitiv US Holdings, Sr. Unscd. Notes	EUR	6.88	11/15/2026	1,526,000		1,921,642
Sprint, Gtd. Notes		7.13	6/15/2024	3,786,000		4,359,428
Sprint Capital, Gtd. Notes		8.75	3/15/2032	4,597,000		6,883,824
T-Mobile USA, Gtd. Notes		6.00	4/15/2024	6,524,000		6,647,630
T-Mobile USA, Gtd. Notes		6.00	3/1/2023	8,151,000		8,161,189
U.S. Treasury Notes		3.63	2/15/2021	200,000,000		202,021,432
					255,685,083
Total Bonds and Notes (cost $760,580,116)				779,292,417
Description				Shares		Value ($)
Common Stocks - 47.3%
Australia - .7%
Newcrest Mining				332,878		6,872,915
The Star Entertainment Group				5,701,442	[g]	13,211,137
					20,084,052
Canada - .6%
Barrick Gold				253,263		6,769,720
Intact Financial				106,537		11,004,745
					17,774,465
China - 3.5%
Alibaba Group Holding, ADR				77,956	[g]	23,752,414
LONGi Green Energy Technology, CI. A				892,592		10,237,410
Meituan, Cl. B				281,924	[g]	10,545,901
New Oriental Education & Technology Group, ADR				108,024	[g]	17,324,889
Ping An Insurance Group Company of China, Cl. H				1,080,500		11,092,278
Tencent Holdings				275,561		21,137,299

12

Description	Shares	Value ($)
Common Stocks - 47.3% (continued)
China - 3.5% (continued)
Tencent Music Entertainment Group, ADR	466,149	[g] 6,936,297
		101,026,488
Denmark - 1.2%
Orsted	214,024	[b] 34,000,845
France - 3.3%
Air Liquide	52,908	7,744,312
L'Oreal	51,882	16,802,467
LVMH	39,832	18,700,327
Sanofi	132,864	12,010,813
Thales	75,346	4,913,059
Vivendi	1,190,862	34,427,838
		94,598,816
Germany - 4.4%
Bayer	487,217	22,897,623
Continental	154,507	16,434,623
Deutsche Wohnen	505,557	25,589,518
LEG Immobilien	161,082	21,766,617
RWE	663,511	24,652,648
SAP	157,880	16,825,831
		128,166,860
Guernsey - .0%
Amedeo Air Four Plus	2,671,187	1,124,645
Hong Kong - 1.8%
AIA Group	3,451,200	32,549,348
Link REIT	2,685,500	20,506,992
		53,056,340
India - .3%
Housing Development Finance	379,546	9,844,769
Ireland - 1.4%
Accenture, Cl. A	126,991	27,545,618
Medtronic	124,478	12,518,752
		40,064,370
Japan - .7%
Suzuki Motor	316,700	13,639,042
Toyota Industries	114,300	7,393,281
		21,032,323
Netherlands - .7%
ASML Holding	52,424	19,058,990
South Korea - 1.0%
Samsung SDI	71,141	27,950,918
Switzerland - 3.0%
Alcon	336,777	[g] 19,100,076

13

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 47.3% (continued)
Switzerland - 3.0% (continued)
Lonza Group	26,663		16,125,868
Novartis	155,846		12,163,169
Roche Holding	39,200		12,583,815
Zurich Insurance Group	78,206		25,896,281
		85,869,209
Taiwan - .3%
Taiwan Semiconductor Manufacturing, ADR	86,594		7,262,639
United Kingdom - 9.0%
Anglo American	744,515		17,482,840
Associated British Foods	462,849		10,184,346
BAE Systems	1,799,299		9,256,240
Diageo	910,232		29,443,564
Ferguson	160,679		16,123,307
Informa	1,887,143		10,242,395
Linde	180,705		39,816,540
Octopus Renewables Infrastructure Trust	15,367,934	[d]	22,111,475
Persimmon	289,368		8,780,797
Prudential	1,901,901		23,228,910
RELX	938,909		18,600,999
SDCL Energy Efficiency Income Trust	12,532,979		17,048,110
Travis Perkins	767,931	[g]	10,563,296
Unilever	488,407		27,587,094
		260,469,913
United States - 15.4%
Abbott Laboratories	180,975		19,022,282
Alphabet, Cl. A	14,399	[g]	23,270,368
Amazon.com	5,828	[g]	17,694,682
Apple	187,540		20,415,604
Brixmor Property Group	1,424,553	[h]	15,613,101
CME Group	42,508		6,406,806
CMS Energy	326,082		20,650,773
ConocoPhillips	395,977		11,332,862
Ecolab	106,204		19,497,992
Eversource Energy	365,933		31,934,973
Fidelity National Information Services	75,765		9,439,561
Kansas City Southern	78,274		13,787,182
Lennar, Cl. A	131,434		9,230,610
Lockheed Martin	37,108		12,992,624
Mastercard, Cl. A	94,751		27,348,929
Microsoft	172,084		34,841,847

14

Description				Shares		Value ($)
Common Stocks - 47.3% (continued)
United States - 15.4% (continued)
Newmont				51,203		3,217,597
NIKE, Cl. B				156,934		18,844,635
Norfolk Southern				66,241		13,852,318
Otis Worldwide				421,254		25,814,445
PepsiCo				152,218		20,289,137
salesforce.com				37,994	[g]	8,824,866
Texas Instruments				129,843		18,773,999
The Goldman Sachs Group				134,035		25,337,976
The Sherwin-Williams Company				23,755		16,342,965
					444,778,134
Total Common Stocks (cost $1,165,122,110)				1,366,163,776
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)	[a]
Options Purchased - 2.7%
Call Options - .4%
S&P 500 Index, Contracts 1,534		3,700	3/19/2021	204,240,000		5,826,132
S&P 500 Index, Contracts 808		3,600	1/15/2021	290,880,000		2,203,416
S&P 500 Index, Contracts 57		3,000	12/18/2020	17,100,000		1,959,090
U.S Treasury Bond December Future, Contracts 1,136		175.00	11/20/2020	21,300,000		1,260,250
					11,248,888
Put Options - 2.3%
Euro Stoxx 50 Price EUR, Contracts 16,485	EUR	3,150	12/18/2020	122,976,000		44,926,257
S&P 500 Index, Contracts 956		3,000	6/18/2021	286,800,000		18,833,200
Volatility Index, Contracts 15,871		23.00	12/16/2020	9,499,000		1,269,681
Volatility Index, Contracts 12,914		24.00	11/18/2020	5,500,800		581,130
					65,610,268
Total Options Purchased (cost $66,312,326)				76,859,156
				Shares
Exchange-Traded Funds - 13.1%
United States - 13.1%
Graniteshares Gold Trust				3,271,932	[g,i]	61,054,251
iShares Gold Trust				5,647,075	[g,i]	101,026,172
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF				870,000		22,889,700
SPDR Gold MiniShares Trust				5,430,280	[g,i]	101,600,539
SPDR Gold Shares				415,134	[g,i]	73,146,611
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF				635,000		19,519,900
Total Exchange-Traded Funds (cost $329,620,835)				379,237,173

15

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 10.5%
Closed-end Investment Companies - 4.7%
Foresight Solar Fund		4,327,123		5,691,212
Greencoat UK Wind		15,232,044		26,624,629
JLEN Environmental Assets Group		4,341,058	[d]	6,449,175
Riverstone Credit Opportunities Income		3,871,998		2,371,599
The Aquila European Renewables Income Fund		19,600,392	[j]	23,622,829
The BioPharma Credit Fund		19,756,560	[d]	19,714,365
The Gresham House Energy Storage Fund		1,000,000		1,444,455
The Hipgnosis Songs Fund		5,899,618		8,950,654
The Hipgnosis Songs Fund, Cl. C		4,574,106	[g]	6,163,579
The Renewables Infrastructure Group		13,038,129		22,854,167
US Solar Fund		12,016,238	[j]	11,866,035
			135,752,699
Registered Investment Companies - 5.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund	0.10	166,110,617	[k]	166,110,617
Total Investment Companies (cost $299,158,457)		301,863,316

16

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,929,337)	0.10	11,929,337	[k] 11,929,337
Total Investments (cost $2,632,723,181)		101.0%	2,915,345,175
Liabilities, Less Cash and Receivables		(1.0%)	(29,889,061)
Net Assets		100.0%	2,885,456,114

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

AUD—Australian Dollar

COP—Colombian Peso

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

MXN—Mexican Peso

NZD—New Zealand Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, these securities were valued at $82,248,347 or 2.85% of net assets.

c Security is a perpetual bond with no specified maturity date, Maturity date shown is next reset date of the bond.

d Security, or portion thereof, on loan. At October 31, 2020, the value of the fund’s securities on loan was $11,009,148 and the value of the collateral was $11,929,337.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

g Non-income producing security.

h Investment in real estate investment trust within the United States.

i These securities are wholly-owned by the Subsidiary referenced in Note 1.

j Investment in non-controlled affiliates (cost $35,043,987).

k Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

17

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	19.3
U.S. Treasury Securities	7.0
Foreign Governmental	6.9
Banks	6.6
Closed-End Investment Companies	4.7
Health Care	4.4
Telecommunication Services	4.0
Utilities	3.9
Diversified Financials	3.7
Real Estate	3.6
Insurance	3.2
Information Technology	3.2
Chemicals	2.9
Internet Software & Services	2.9
Options Purchased	2.7
Semiconductors & Semiconductor Equipment	2.2
Consumer Discretionary	2.2
Media	1.9
Beverage Products	1.7
Technology Hardware & Equipment	1.7
Commercial & Professional Services	1.6
Consumer Staples	1.5
Consumer Durables & Apparel	1.3
Automobiles & Components	1.3
Food Products	1.2
Metals & Mining	1.2
Industrial	1.0
Transportation	1.0
Aerospace & Defense	.9
Energy	.8
Advertising	.3
Materials	.2
101.0

† Based on net assets.

See notes to consolidated financial statements.

18

CONSOLIDATED STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/19($)	Purchases($)†	Sales($)	Value 10/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	132,939,152	3,073,245,641	(3,040,074,176)	166,110,617	5.8	1,061,793
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,032,500	778,959,858	(768,063,021)	11,929,337.4		-
Total	133,971,652	3,852,205,499	(3,808,137,197)	178,039,954	6.2	1,061,793

† Includes reinvested dividends/distributions.

See notes to consolidated financial statements.

In addition, an affiliated company is a company in which the fund has ownership of at least 5% of the voting securities at October 31, 2020. Investments in affiliated companies during the period ended October 31, 2020 were as follows:

Investment Companies	Value 10/31/19($)	Purchases($)†	Sales($)	Net Realized Gain (Loss)($)
The Aquila European Renewables Income Fund	11,062,901	12,766,839	-	-
US Solar Fund	11,798,607	7,970	-	-
Total	22,861,508	12,774,809	-	-

Investment Companies	Change in Net Unrealized Appreciation (Depreciation)($)	Value 10/31/20($)	Net Assets(%)	Dividends/ Distributions($)
The Aquila European Renewables Income Fund	(206,911)	23,622,829.82		443,781
US Solar Fund	59,458	11,866,035.41		240,325
Total	(147,453)	35,488,864	1.23	684,106

† Includes reinvested dividends/distributions.

See notes to consolidated financial statements.

19

CONSOLIDATED STATEMENT OF FUTURES

October 31, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 10 Year Notes	5,744	12/21/2020	799,182,681	793,928,500	(5,254,181)
Futures Short
Standard & Poor's 500 E-mini	1,676	12/18/2020	289,859,159	273,581,860	16,277,299
Gross Unrealized Appreciation				16,277,299
Gross Unrealized Depreciation				(5,254,181)

See notes to consolidated financial statements.

20

CONSOLIDATED STATEMENT OF OPTIONS WRITTEN

October 31, 2020

Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
S&P 500 Index, Contracts 57	3,300	12/18/2020	18,810,000		(718,200)
Put Options:
Euro Stoxx 50 Price EUR, Contracts 16,485	2,900	12/18/2020	478,065,000	EUR	(20,658,399)
S&P 500 Index, Contracts 956	2,700	6/18/2021	258,120,000		(11,873,520)
Total Options Written (premiums received $25,275,191)					(33,250,119)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

See notes to consolidated financial statements.

21

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2020

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
Japanese Yen	79,395,990	United States Dollar	753,006	11/13/2020	5,474
United States Dollar	3,064,027	Japanese Yen	323,274,670	11/13/2020	(24,257)
Australian Dollar	14,176,931	United States Dollar	10,092,688	12/15/2020	(125,242)
United States Dollar	1,004,822	Euro	850,000	1/15/2021	12,981
Hong Kong Dollar	27,002,472	United States Dollar	3,483,531	11/13/2020	(515)
United States Dollar	82,027,695	Hong Kong Dollar	635,824,465	11/13/2020	13,466
New Zealand Dollar	4,468,000	United States Dollar	2,975,000	11/13/2020	(20,732)
CIBC World Markets Corp.
United States Dollar	5,470,299	Hong Kong Dollar	42,410,057	11/13/2020	(123)
Citigroup
United States Dollar	1,771,451	Euro	1,500,000	1/15/2021	21,143
United States Dollar	86,652,241	Swiss Franc	78,447,921	11/13/2020	1,067,595
United States Dollar	1,084,636	Japanese Yen	114,157,444	11/13/2020	(5,925)
United States Dollar	3,292,618	British Pound	2,509,737	1/15/2021	39,302
Canadian Dollar	379,282	United States Dollar	286,692	11/13/2020	(1,997)
Hong Kong Dollar	1,207,920	United States Dollar	155,799	11/13/2020	9
J.P. Morgan Securities
Australian Dollar	7,843,217	United States Dollar	5,663,725	12/15/2020	(149,355)
Swiss Franc	2,151,079	United States Dollar	2,372,493	11/13/2020	(25,721)
New Zealand Dollar	16,143,150	United States Dollar	10,733,046	11/13/2020	(59,101)
British Pound	335,881	United States Dollar	435,075	1/15/2021	320
United States Dollar	860,710	Japanese Yen	90,492,881	11/13/2020	(3,780)
United States Dollar	18,541,907	Danish Krone	116,206,625	12/15/2020	340,854

22

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
RBS Securities
United States Dollar	26,931,928	Indonesian Rupiah	400,881,745,000	12/15/2020	(361,219)
British Pound	3,631,011	United States Dollar	4,708,775	1/15/2021	(1,976)
United States Dollar	3,935,085	British Pound	3,027,128	1/15/2021	11,086
Canadian Dollar	389,265	United States Dollar	292,766	11/13/2020	(578)
United States Dollar	10,489,754	Canadian Dollar	13,925,767	11/13/2020	36,864
Euro	8,551,333	United States Dollar	10,094,960	1/15/2021	(116,648)
United States Dollar	13,802,443	Euro	11,659,655	1/15/2021	197,116
United States Dollar	6,012,347	Hong Kong Dollar	46,607,476	11/13/2020	505
State Street Bank and Trust Company
United States Dollar	2,277,725	Japanese Yen	240,540,754	11/13/2020	(20,191)
Euro	7,215,260	United States Dollar	8,462,665	1/15/2021	(43,379)
United States Dollar	358,215,698	Euro	303,768,214	1/15/2021	3,757,034
Swiss Franc	2,089,381	United States Dollar	2,290,294	11/13/2020	(10,833)
United States Dollar	26,539,603	New Zealand Dollar	39,943,625	11/13/2020	128,645
Australian Dollar	13,648,908	United States Dollar	9,968,849	12/15/2020	(372,643)
United States Dollar	85,957,669	Australian Dollar	117,938,383	12/15/2020	3,038,141
British Pound	560,663	United States Dollar	730,626	1/15/2021	(3,851)
United States Dollar	250,232,798	British Pound	194,206,330	1/15/2021	(1,512,544)
UBS Securities
British Pound	1,693,853	United States Dollar	2,203,652	1/15/2021	(7,948)
Euro	250,000	United States Dollar	294,345	1/15/2021	(2,627)
United States Dollar	750,617	Japanese Yen	79,395,990	11/13/2020	(7,863)
United States Dollar	9,510,659	Indian Rupee	702,676,000	12/15/2020	67,834
Gross Unrealized Appreciation					8,738,369
Gross Unrealized Depreciation					(2,879,048)

See notes to consolidated financial statements.

23

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments (including securities on loan, valued at $11,009,148)—Note 1(c):
Unaffiliated issuers	2,419,639,240	2,701,816,357
Affiliated issuers	213,083,941	213,528,818
Cash		907,729
Cash denominated in foreign currency	39,597	39,797
Cash collateral held by broker—Note 4		11,788,426
Dividends, interest and securities lending income receivable		11,669,498
Receivable for shares of Common Stock subscribed		11,653,591
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		8,738,369
Receivable for futures variation margin—Note 4		2,073,880
Tax reclaim receivable		1,946,400
Receivable for investment securities sold		21,538
Prepaid expenses		122,880
		2,964,307,283
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		2,046,722
Outstanding options written, at value (premiums received $25,275,191)—Note 4		33,250,119
Payable for investment securities purchased		25,941,011
Liability for securities on loan—Note 1(c)		11,929,337
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		2,879,048
Payable for shares of Common Stock redeemed		2,213,291
Directors’ fees and expenses payable		52,943
Other accrued expenses		538,698
		78,851,169
Net Assets ($)		2,885,456,114
Composition of Net Assets ($):
Paid-in capital		2,744,684,021
Total distributable earnings (loss)		140,772,093
Net Assets ($)		2,885,456,114

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	40,929,321	27,813,512	1,939,180,556	877,532,725
Shares Outstanding	2,630,906	1,847,342	124,180,335	56,107,282
Net Asset Value Per Share ($)	15.56	15.06	15.62	15.64

See notes to consolidated financial statements.

24

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income ($):
Income:
Interest (net of $264,586 foreign taxes withheld at source)	34,874,541
Dividends (net of $1,858,024 foreign taxes withheld at source):
Unaffiliated issuers	29,400,551
Affiliated issuers	1,723,765
Income from securities lending—Note 1(c)	110,387
Total Income	66,109,244
Expenses:
Management fee—Note 3(a)	22,165,963
Subsidiary management fee—Note 3(a)	2,522,350
Shareholder servicing costs—Note 3(c)	2,093,368
Custodian fees—Note 3(c)	486,965
Directors’ fees and expenses—Note 3(d)	281,561
Professional fees	229,455
Registration fees	225,161
Distribution fees—Note 3(b)	210,908
Prospectus and shareholders’ reports	206,773
Loan commitment fees—Note 2	102,935
Chief Compliance Officer fees—Note 3(c)	14,076
Miscellaneous	147,872
Total Expenses	28,687,387
Less—reduction in expenses due to undertaking—Note 3(a)	(2,831,833)
Net Expenses	25,855,554
Investment Income—Net	40,253,690
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	30,095,655
Net realized gain (loss) on options transactions	(56,901,616)
Net realized gain (loss) on futures	15,924,966
Net realized gain (loss) on forward foreign currency exchange contracts	(28,978,245)
Capital gain distributions from affiliated issuers	22,134
Net Realized Gain (Loss)	(39,837,106)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	50,320,724
Affiliated issuers	(147,453)
Net change in unrealized appreciation (depreciation) on options transactions	(3,491,457)
Net change in unrealized appreciation (depreciation) on futures	18,576,817
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	22,162,423
Net Change in Unrealized Appreciation (Depreciation)	87,421,054
Net Realized and Unrealized Gain (Loss) on Investments	47,583,948
Net Increase in Net Assets Resulting from Operations	87,837,638

See notes to consolidated financial statements.

25

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
Operations ($):
Investment income—net	40,253,690	42,113,399
Net realized gain (loss) on investments	(39,837,106)	66,375,978
Net change in unrealized appreciation (depreciation) on investments	87,421,054	128,798,735
Net Increase (Decrease) in Net Assets Resulting from Operations	87,837,638	237,288,112
Distributions ($):
Distributions to shareholders:
Class A	(827,874)	(809,690)
Class C	(399,635)	(698,524)
Class I	(38,698,098)	(25,605,203)
Class Y	(30,081,580)	(29,691,512)
Total Distributions	(70,007,187)	(56,804,929)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	21,789,512	19,399,745
Class C	6,542,042	8,715,536
Class I	1,111,948,733	1,133,561,275
Class Y	185,422,581	631,591,327
Distributions reinvested:
Class A	744,385	794,942
Class C	331,035	664,217
Class I	36,636,497	23,820,861
Class Y	17,674,049	15,050,436
Cost of shares redeemed:
Class A	(17,544,407)	(12,922,400)
Class C	(7,001,574)	(11,263,083)
Class I	(775,625,491)	(380,696,411)
Class Y	(597,200,783)	(271,469,040)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(16,283,421)	1,157,247,405
Total Increase (Decrease) in Net Assets	1,547,030	1,337,730,588
Net Assets ($):
Beginning of Period	2,883,909,084	1,546,178,496
End of Period	2,885,456,114	2,883,909,084

26

	Year Ended October 31,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,414,797	1,300,891
Shares issued for distributions reinvested	48,716	56,904
Shares redeemed	(1,163,981)	(869,063)
Net Increase (Decrease) in Shares Outstanding	299,532	488,732
Class Cb
Shares sold	440,063	604,229
Shares issued for distributions reinvested	22,232	48,768
Shares redeemed	(483,379)	(784,607)
Net Increase (Decrease) in Shares Outstanding	(21,084)	(131,610)
Class Ia
Shares sold	72,867,315	77,305,657
Shares issued for distributions reinvested	2,392,978	1,702,706
Shares redeemed	(52,277,731)	(25,731,141)
Net Increase (Decrease) in Shares Outstanding	22,982,562	53,277,222
Class Ya
Shares sold	12,111,223	42,884,929
Shares issued for distributions reinvested	1,153,659	1,075,031
Shares redeemed	(38,676,481)	(18,302,919)
Net Increase (Decrease) in Shares Outstanding	(25,411,599)	25,657,041

[a]During the period ended October 31, 2020, 67,249 Class A shares representing $1,027,572 were exchanged for 66,899 Class Y shares and 846,764 Class Y shares representing $12,738,422 were exchanged for 847,747 Class I shares. During the period ended October 31, 2019, 642 Class A shares representing $9,269 were exchanged for 640 Class I shares and $577, 850 Class I shares representing $9,118,377 were exchanged for 577,140 Class Y shares.

[b]During the period ended October 31, 2019, 362 Class C shares representing $5,378 were automatically converted to 351 Class A shares.
See notes to consolidated financial statements.

27

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s Consolidated financial statements.

	Year Ended October 31,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.37	14.32	14.39	14.72	14.61
Investment Operations:
Investment income—net[a]	.17	.23	.22	.15	.17
Net realized and unrealized gain (loss) on investments	.35	1.29	(.23)	(.09)	.51
Total from Investment Operations	.52	1.52	(.01)	.06	.68
Distributions:
Dividends from investment income—net	(.33)	(.47)	(.06)	(.39)	(.57)
Net asset value, end of period	15.56	15.37	14.32	14.39	14.72
Total Return (%)[b]	3.42	10.97	(.05)	.47	4.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	1.12	1.13	1.17	1.16
Ratio of net expenses to average net assets	1.12	1.11	1.13	1.15	1.15
Ratio of net investment income to average net assets	1.11	1.59	1.55	1.09	1.15
Portfolio Turnover Rate	91.18	99.45	85.64	79.00	57.17
Net Assets, end of period ($ x 1,000)	40,929	35,843	26,380	41,008	157,624

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to consolidated financial statements.

28

	Year Ended October 31,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.89	13.87	13.99	14.34	14.26
Investment Operations:
Investment income—net[a]	.05	.12	.11	.08	.06
Net realized and unrealized gain (loss) on investments	.33	1.26	(.23)	(.12)	.50
Total from Investment Operations	.38	1.38	(.12)	(.04)	.56
Distributions:
Dividends from investment income—net	(.21)	(.36)	-	(.31)	(.48)
Net asset value, end of period	15.06	14.89	13.87	13.99	14.34
Total Return (%)[b]	2.57	10.17	(.86)	(.23)	4.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99	1.91	1.90	1.92	1.90
Ratio of net expenses to average net assets	1.90	1.90	1.89	1.90	1.90
Ratio of net investment income to average net assets	.34	.84	.82	.58	.44
Portfolio Turnover Rate	91.18	99.45	85.64	79.00	57.17
Net Assets, end of period ($ x 1,000)	27,814	27,817	27,739	34,240	35,861

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to consolidated financial statements.

29

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.42	14.36	14.47	14.78	14.68
Investment Operations:
Investment income—net[a]	.20	.27	.26	.23	.20
Net realized and unrealized gain (loss) on investments	.36	1.30	(.24)	(.13)	.52
Total from Investment Operations	.56	1.57	.02	.10	.72
Distributions:
Dividends from investment income—net	(.36)	(.51)	(.13)	(.41)	(.62)
Net asset value, end of period	15.62	15.42	14.36	14.47	14.78
Total Return (%)	3.65	11.28	.11	.82	5.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	.92	.90	.90	.88
Ratio of net expenses to average net assets	.90	.90	.90	.90	.88
Ratio of net investment income to average net assets	1.34	1.82	1.81	1.61	1.36
Portfolio Turnover Rate	91.18	99.45	85.64	79.00	57.17
Net Assets, end of period ($ x 1,000)	1,939,181	1,560,814	688,369	701,598	509,712

a Based on average shares outstanding.

See notes to consolidated financial statements.

30

	Year Ended October 31,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.45	14.39	14.49	14.79	14.69
Investment Operations:
Investment income—net[a]	.22	.29	.28	.24	.22
Net realized and unrealized gain (loss) on investments	.34	1.29	(.25)	(.12)	.51
Total from Investment Operations	.56	1.58	.03	.12	.73
Distributions:
Dividends from investment income—net	(.37)	(.52)	(.13)	(.42)	(.63)
Net asset value, end of period	15.64	15.45	14.39	14.49	14.79
Total Return (%)	3.66	11.36	.24	.92	5.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.81	.80	.82	.81
Ratio of net expenses to average net assets	.81	.80	.80	.82	.81
Ratio of net investment income to average net assets	1.44	1.92	1.92	1.67	1.53
Portfolio Turnover Rate	91.18	99.45	85.64	79.00	57.17
Net Assets, end of period ($ x 1,000)	877,533	1,259,436	803,690	789,983	707,727

a Based on average shares outstanding.

See notes to consolidated financial statements.

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective December 31, 2019, Newton Investment Management (North America) Limited (“NIMNA”) reorganized into Newton Investment Management Limited (“NIM” or the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser. Consequently, the sub-investment advisory agreement between the Adviser and NIMNA was terminated and NIM now serves as the fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser and NIM. There was no change to the fund’s investment objective, polices or strategies as a result of the reorganization of NIMNA into Sub-Adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I shares and Class Y shares, increasing authorized Class I shares from 200 million to 205 million and increasing authorized Class Y shares from 200 million to 205 million.

The fund may invest in certain commodities through its investment in GRR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and

32

Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at October 31, 2020:

Subsidiary Activity
Consolidated fund Net Assets ($)	2,885,456,114
Subsidiary Percentage of fund Net Assets	11.69%
Subsidiary Financial Statement Information ($)
Total assets	337,735,302
Total liabilities	303,263
Net assets	337,432,039
Total income	-
Total expenses	2,557,431
Investment (loss)—net	(2,557,431)
Net realized gain (loss)	19,842,451
Net change in unrealized appreciation (depreciation)	48,519,014
Net increase (decrease) in net assets resulting from operations	65,804,034

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (45 million shares authorized), Class C (45 million shares authorized), Class I (205 million shares authorized) and Class Y (205 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s Consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

34

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2020 in valuing the fund’s investments:

36

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Corporate Bonds	-	377,503,201	-	377,503,201
Equity Securities – Common Stocks	597,709,748	768,454,028††	-	1,366,163,776
Exchange –Traded Fund	379,237,173	-	-	379,237,173
Foreign Governmental	-	199,767,784	-	199,767,784
Investment Companies	178,039,954	135,752,699††	-	313,792,653
U.S. Treasury Securities	-	202,021,432	-	202,021,432
Other Financial Instruments:
Futures†††	16,277,299	-	-	16,277,299
Options Purchased	76,859,156	-	-	76,859,156
Forward Foreign Currency Exchange Contracts†††	-	8,738,369	-	8,738,369
Liabilities ($)
Other Financial Instruments:
Futures†††	(5,254,181)	-	-	(5,254,181)
Options Written	(33,250,119)	-	-	(33,250,119)
Forward Foreign Currency Exchange Contracts†††	-	(2,879,048)	-	(2,879,048)

† See Consolidated Statement of Investment for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Consolidated Statement of Operations. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the fund’s Consolidated Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2020, The Bank of New York Mellon earned $21,014 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

38

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended October 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended October 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $39,627,172, accumulated capital and other losses $128,044,134 and unrealized appreciation $229,189,055.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2020. If not applied, the fund has $80,138,908 of short-term capital losses and $47,756,228 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2020 and October 31, 2019 were as follows: ordinary income $70,007,187 and $56,804,929, respectively.

During the period ended October 31, 2020, as a result of permanent book to tax differences, primarily due to the tax treatment for Subpart F income from the subsidiary, the fund decreased total distributable earnings (loss) by $17,285,020 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary

40

relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other IBOR-based reference rates (change to “other interbank offered rates”) as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a

41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

management fee computed at the annual rate of .75% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking amounted to $2,522,350 during the period ended October 31, 2020.

The Adviser has also contractually agreed, from November 1, 2019 through February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $309,483 during the period ended October 31, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser pays Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended October 31, 2020, the Distributor retained $14,517 from commissions earned on sales of the fund’s Class A shares and $7,229 and $21,947 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2020, Class C shares were charged $210,908 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended

42

October 31, 2020, Class A and Class C shares were charged $95,091 and $70,303, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Consolidated Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2020, the fund was charged $17,980 for transfer agency services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2020, the fund was charged $486,965 pursuant to the custody agreement.

During the period ended October 31, 2020, the fund was charged $14,076 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees of $1,849,146, Subsidiary management fee of $260,463, Distribution Plan fees of $18,007, Shareholder Services Plan fees of $14,486, custodian fees of $140,958, Chief Compliance Officer fees of $4,546 and transfer agency fees of $2,448, which are offset against an expense reimbursement currently in effect in the amount of $243,332.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2020, amounted to $2,699,478,721 and $2,528,907,676, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2020 are set forth in the Consolidated Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities and interest risk or as a substitute for an investment. The fund is subject to market risk and interest risk in the course of pursuing its investment objectives through its

44

investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2020 are set forth in Consolidated Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign

45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2020 are set forth in the Consolidated Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2020 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	1,260,250	[1]	Interest rate risk	(5,254,181)	[2]
Equity risk	91,876,205	[1,2]	Equity risk	(33,250,119)	[3]
Foreign exchange risk	8,738,369	[4]	Foreign exchange risk	(2,879,048)	[4]
Gross fair value of derivative contracts	101,874,824			(41,383,348)

Consolidated Statement of Assets and Liabilities location:
[1] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.

[2] Includes cumulative appreciation (depreciation) on futures as reported in the
   Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[3]Outstanding options written, at value.
[4]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

46

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended October 31, 2020 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	12,779,703		(4,514,800)		-		8,264,903
Equity	3,145,263		(52,386,816)		-		(49,241,553)
Foreign exchange	-		-		(28,978,245)		(28,978,245)
Total	15,924,966		(56,901,616)		(28,978,245)		(69,954,895)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	(5,478,566)		(175,380)		-		(5,653,946)
Equity	24,055,383		(3,316,077)		-		20,739,306
Foreign exchange	-		-		22,162,423		22,162,423
Total	18,576,817		(3,491,457)		22,162,423		37,247,783

Consolidated Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net change in unrealized appreciation (depreciation) on futures.
[5] Net change in unrealized appreciation (depreciation) on options transactions.
[6] Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At October 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	16,277,299	(5,254,181)
Options	76,859,156	(33,250,119)
Forward contracts	8,738,369	(2,879,048)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	101,874,824	(41,383,348)
Derivatives not subject to
Master Agreements	(93,136,455)	38,504,300
Total gross amount of assets
and liabilities subject to
Master Agreements	8,738,369	(2,879,048)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	31,921		(31,921)	-		-
Citigroup	1,128,049		(7,922)	(1,120,127)		-
J.P. Morgan Securities	341,174		(237,957)	-		103,217
RBS Securities	245,571		(245,571)	-		-
State Street Bank and Trust Company	6,923,820		(1,963,441)	(4,960,379)		-
UBS Securities	67,834		(18,438)	-		49,396
Total	8,738,369		(2,505,250)	(6,080,506)		152,613

48

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(170,746)		31,921	-		(138,825)
CIBC World Markets	(123)		-	-		(123)
Citigroup	(7,922)		7,922	-		-
J.P. Morgan Securities	(237,957)		237,957	-		-
RBS Securities	(480,421)		245,571	234,850		-
State Street Bank and Trust Company	(1,963,441)		1,963,441	-		-
UBS Securities	(18,438)		18,438	-		-
Total	(2,879,048)		2,505,250	234,850		(138,948)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2020:

Average Market Value ($)
Equity futures	176,348,307
Equity options contracts	83,943,455
Interest rate futures	498,029,149
Interest rate options contracts	394,982
Forward contracts	1,558,636,106

At October 31, 2020, the cost of investments for federal income tax purposes was $2,686,321,265; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $229,016,887, consisting of $373,485,627 gross unrealized appreciation and $144,468,740 gross unrealized depreciation.

49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of BNY Mellon Global Real Return Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the consolidated statements of investments, investments in affiliated issuers, futures, options written and forward foreign currency exchange contracts, as of October 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2020

50

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2020:

- the total amount of taxes paid to foreign countries was $2,146,715

- the total amount of income sourced from foreign countries was $52,663,919

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2021 calendar year with Form 1099-DIV which will be mailed in early 2021. For the fiscal year ended October 31, 2020, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $13,800,350 represents the maximum amount that may be considered qualified dividend income.

51

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

52

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

53

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Peggy C. Davis (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- 2019)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 25

———————

54

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present); Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houmier, Emeritus Board Member
James F. Henry, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

55

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

56

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

57

For More Information

BNY Mellon Global Real Return Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6278AR1020

BNY Mellon Sustainable Balanced Fund

ANNUAL REPORT October 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Sustainable Balanced Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Sustainable Balanced Fund, covering the 12-month period from November 1, 2019 through October 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects the final months of 2019, fueling an equity rally. As we entered 2020, optimism turned to concern as COVID-19 began to spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Volatility returned in September 2020 and continued through October, as concerns over rising COVID-19 infection rates, continued trade tensions, the U.S. Congress’ failure to pass additional financial assistance and anxiety over the upcoming U.S. election constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when investment-grade instrument prices stalled. Yields in the intermediate and long portions of the Treasury curve rose during October, further constraining bond prices.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. As always, we will monitor relevant data for meaningful developments. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

November 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through October 31, 2020, as provided by equity portfolio managers Yuko Takano and Rob Stewart of Newton Investment Management Limited, Sub-Investment Adviser, and fixed-income portfolio managers Nancy G. Rogers, CFA, Paul Benson, CFA and Karen Wong.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2020, The BNY Mellon Sustainable Balanced Fund’s Class K shares produced a total return of 8.88% and Service shares returned 8.50%.1 In comparison the fund’s benchmark, the MSCI All Country World Index (NDR), the fund’s Customized Blended Index, a blend of 60% MSCI All Country World Index (NDR)/40% Bloomberg Barclays MSCI US Aggregate ESG Select Index and Bloomberg Barclays MSCI US Aggregate ESG Select Index, produced total returns of 4.89%, 6.20% and 6.52%, respectively, for the same period.2,3

Equities gained ground during the period, due in part to accommodative central bank policies enacted in response to the COVID-19 pandemic. Bond prices were supported by falling interest rates and central bank bond-buying programs. The fund outperformed its benchmark, the Customized Blended Index. In equities, the outperformance was primarily due to stock selections within the industrials and utilities sectors, as well as a lack of exposure to energy. In fixed income, the difference in returns between the fund and the Index was primarily the result of operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund uses a global, multi-asset strategy. The fund normally invests 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers that demonstrate attractive attributes and sustainable business practices and have no material, unresolvable, environmental, social or governance (ESG) issues and in debt securities included in the Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index. Under normal market conditions, generally 60% of the fund’s net assets will be allocated to equity and equity-related investments, and 40% of the fund’s net assets will be allocated to debt and debt-related securities.

The fund’s assets allocated to equity and equity-related investments are actively managed by Newton. Newton invests its allocated portion of the fund’s assets in companies it considers to be engaged in “sustainable business practices.” When determining whether a company engages in “sustainable business practices,” Newton considers whether the company (i) engages in business practices that are, in Newton’s view, sustainable in an economic sense (i.e., the company’s strategy, operations and finances are stable and durable) and (ii) takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to ESG matters (e.g., the company’s environmental footprint, labor standards, board structure, etc.), as determined through Newton’s ESG quality review. Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting, such as by encouraging the company’s management to improve the company’s environmental footprint or voting the shares it holds of a company to improve the company’s governance structure.

The fund’s assets allocated to debt and debt-related investments are managed by Mellon, using an indexed approach. For the portion of the fund’s assets allocated to debt and debt-related investments, Mellon seeks to track the investment results, before fees and expenses, of the Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index. Mellon

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

selects investments for its allocated portion of the fund’s assets by a “sampling” process, which is a statistical process used to select debt securities so that this portion of the fund’s assets has investment characteristics that closely approximate those of the index (e.g., duration, liquidity, quality, sector, industry, yield and market beta). Specifically, Mellon selects those securities that it determines best correspond to the index’s aggregate risk metrics of duration, yield/spread, sector and quality, while seeking to mitigate such risks by investing in a diversified number of securities and issuers.

The fund changed its investment objective and strategy on April 1, 2019. Prior to April 1, 2019, the fund’s investment objective was to provide current income, while maintaining the potential for long-term capital appreciation. To pursue these goals, until April 1, 2019, the fund used an actively managed, global multi-asset strategy that focused on income generation. In addition, until April 1, 2019, Newton was the sole sub-adviser for the fund. Newton allocated the fund’s investments among equity and equity-related securities, debt and debt-related securities, and, generally to a lesser extent, real estate, commodities and infrastructure in developed and emerging markets.

Central Bank Policy and COVID-19 Influence Markets

Equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. Continued accommodative policies by the U.S. Federal Reserve (the “Fed”), coupled with encouraging economic data releases, worked to fuel a risk-on environment. Greater certainty as to the timing of Brexit was also forthcoming and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘Phase-One’ trade deal would be signed in early 2020.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China and other geopolitical events stoked investor anxiety. Stocks continued to exhibit volatility through the end of the period.

Fixed-income markets also benefited from supportive action taken by the Fed in light of the pandemic. In addition to large stimulus measures enacted by the government, the Fed began an asset buying program aimed at stabilizing prices of securitized products and corporate bonds. They also cut rates aggressively in March 2020. During the February and March drawdown, a flight to quality ensued, and Treasuries outperformed. However, risk-assets began to rally in April 2020, and spreads tightened for much of the remainder of the period. Pockets of volatility emerged in September and October, but fixed-income instruments generally posted positive returns over the period, against the backdrop of supportive central bank policies and a net decrease in interest rates.

4

Equity Returns Driven by a Lack of Energy Exposure and Security Selections

A void in energy aided relative performance, as oil production cuts failed to adequately compensate for the demand destruction arising from the COVID-19 pandemic. Elsewhere, stock picking was particularly strong in industrials and utilities. Shares in electronic products manufacturer Techtronic Industries performed well, supported by the spread of its lithium-ion cordless technology and ability to take market share from the older generation of power tools. Given lockdown measures in the U.S., where the company derives the majority of its revenue, sales received a boost from individual homeowners seeking to maintain their own houses and gardens independently. Tencent Holdings surged, as smartphone gaming and online advertising exhibited strength, boosted by increased playing time and traffic, respectively, during lockdown in China.

Conversely, stock picking in financials was the primary curb on relative returns, as worries around COVID-19 and its impact on economic growth permeated the sector. Shares in Citigroup subsequently lagged a broader rise in equities, despite strong performance from its investment banking division. With the consumer business challenged by lower interest rates and payment volumes, the stock came under further pressure following the release of a news article that suggested federal regulators were ready to reprimand the bank, likely through a public consent order, requiring it to develop and execute a plan to fix its risk systems. A void in Tesla also detracted. It was added to the Index during the review period and posted strong performance.

Within fixed income, it was a positive period for bonds. All sectors of the Index performed well and had positive nominal returns. A flight to quality occurred in February and March, which benefited Treasuries, causing them to outperform spread sectors for a period of time. However, risk-assets staged a rally, and spreads began to tighten in April. Due to a lack of exposure to energy companies within the Index, corporate credit ended up outpacing like-duration Treasury returns for the 12 months. Securitized instruments also outperformed like-duration Treasuries, due primarily to the Fed’s purchase of mortgage-backed securities.

Retaining Focus in the Face of Uncertainty

While a resolution to the U.S. election and an eventual stimulus package have the potential to buoy markets, as does optimism around a COVID-19 vaccine, the adoption of tighter lockdown restrictions across Europe offer a stark reminder that the path of the pandemic and the political response to it remain unpredictable. A backdrop of ultra-low interest rates and bond yields goes some way toward justifying higher valuations for equities than in a more ‘normal’ environment, and massive and unprecedented amounts of liquidity further supports this. However, the real economy faces some difficult times ahead, and we feel it is important to retain a focus on individual holdings, their long-term prospects and their valuations.

To navigate such a challenging backdrop, and with the volatility witnessed over recent months likely to persist, Newton continues to draw on its long-term thematic framework to guide its stock picking. We focus intensely on those companies with an exposure to attractive structural growth trends, as well as those that possess strong, robust business models that should prove relatively resilient in the face of COVID-19 uncertainty. Embedding a focus on the sustainability of our investments into our analysis acts as a valuable guide to positioning the portfolio effectively for the long term.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

In fixed income, as an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality.

November 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration any maximum initial sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 28, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging-Market (EM) countries. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in index.

3 Source: FactSet — The Bloomberg Barclays MSCI US Aggregate ESG Select Index is a fixed-rate, investment grade bond benchmark that follows the rules of the Bloomberg Barclays US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg Barclays US Aggregate Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Indexing does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

Environmental, social and governance (ESG) managers may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG strategies may rely on certain values-based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Services shares of BNY Mellon Sustainable Balanced Fund with a hypothetical investment of $10,000 in the MSCI ACWI Index, its Customized Blended Index, a blend of 60% MSCI ACWI Index/40% Bloomberg Barclays MSCI US Aggregate ESG Select Index and Bloomberg Barclays MSCI US Aggregate ESG Select Index.

† Source: Lipper Inc.

†† Source: FactSet.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Services shares of BNY Mellon Sustainable Balanced Fund on 11/30/17 (inception date) to a hypothetical investment of $10,000 made in the MSCI ACWI Index, Customized Blended Index and Bloomberg Barclays MSCI US Aggregate ESG Select Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Services shares. The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging Market (EM) countries. The Bloomberg Barclays MSCI US Aggregate ESG Select Index is a fixed-rate, investment grade bond benchmark that follows the rules of the Bloomberg Barclays US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg Barclays US Aggregate Index. Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any indices. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $50,000,000 investment in Class K shares of BNY Mellon Sustainable Balanced Fund with a hypothetical investment of $50,000,000 in the MSCI ACWI Index, its Customized Blended Index, a blend of 60% MSCI ACWI Index/40% Bloomberg Barclays MSCI US Aggregate ESG Select Index and Bloomberg Barclays MSCI US Aggregate ESG Select Index.

† Source: Lipper Inc.

†† Source: FactSet.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $50,000,000 investment made in Class K shares of BNY Mellon Sustainable Balanced Fund on 11/30/17 (inception date) to a hypothetical investment of $50,000,000 made in the MSCI ACWI Index, Customized Blended Index and Bloomberg Barclays MSCI US Aggregate ESG Select Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class K shares. The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging Market (EM) countries. The Bloomberg Barclays MSCI US Aggregate ESG Select Index is a fixed-rate, investment grade bond benchmark that follows the rules of the Bloomberg Barclays US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg Barclays US Aggregate Index. Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any indices. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

Average Annual Total Returns as of 10/31/2020
	Inception Date	1 Year	From Inception
Services shares	11/30/17	8.50%	4.33%
Class K shares	11/30/17	8.88%	4.61%
MSCI ACWI Index		4.89%	4.99%
Customized Blended Index		6.20%	5.53%
Bloomberg Barclays MSCI US Aggregate ESG Select Index		6.52%	5.35%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable Balanced Fund from May 1, 2020 to October 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2020

	Class K	Service Shares
Expense paid per $1,000†	$.79	$2.10
Ending value (after expenses)	$1,087.30	$1,085.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2020

	Class K	Service Shares
Expense paid per $1,000†	$.76	$2.03
Ending value (after expenses)	$1,024.38	$1,023.13

†Expenses are equal to the fund’s annualized expense ratio of .15% for Class K and .40% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10

STATEMENT OF INVESTMENTS

October 31, 2020

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 38.1%
Australia - .1%
Westpac Banking, Sr. Unscd. Notes	2.00	1/13/2023	15,000	15,528
Canada - 1.1%
Bank of Montreal, Sub. Notes	4.34	10/5/2028	25,000	27,032
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	3.10	4/2/2024	10,000	10,790
Province of Alberta, Sr. Unscd. Notes	2.20	7/26/2022	20,000	20,626
Province of Ontario, Sr. Unscd. Bonds	2.50	4/27/2026	25,000	27,335
Province of Quebec, Sr. Unscd. Notes	2.38	1/31/2022	20,000	20,508
Rogers Communications, Gtd. Notes	2.90	11/15/2026	15,000	16,507
Royal Bank of Canada, Sr. Unscd. Notes	2.75	2/1/2022	10,000	10,297
The Bank of Nova Scotia, Sr. Unscd. Notes	2.70	3/7/2022	15,000	15,492
The Toronto-Dominion Bank, Sr. Unscd. Notes	3.25	3/11/2024	5,000	5,425
				154,012
Colombia - .1%
Colombia, Sr. Unscd. Bonds	8.13	5/21/2024	10,000	12,076
Germany - .3%
KFW, Govt. Gtd. Bonds	0.00	4/18/2036	15,000	[a] 12,116
KFW, Govt. Gtd. Notes	2.63	2/28/2024	25,000	26,924
				39,040
Japan - .3%
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.78	3/2/2025	25,000	27,938
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	2.85	1/11/2022	10,000	10,293
				38,231
Panama - .1%
Panama, Sr. Unscd. Bonds	9.38	4/1/2029	10,000	15,411
Peru - .1%
Peruvian, Sr. Unscd. Bonds	2.78	1/23/2031	15,000	16,249
Poland - .1%
Poland, Sr. Unscd. Notes	3.25	4/6/2026	15,000	16,953
Supranational - .5%
Asian Development Bank, Sr. Unscd. Notes	1.50	10/18/2024	15,000	15,680
European Investment Bank, Sr. Unscd. Notes	0.88	5/17/2030	10,000	9,890
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	10,000	10,616

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 38.1% (continued)
Supranational - .5% (continued)
Inter-American Development Bank, Sr. Unscd. Notes	2.50	1/18/2023	15,000	15,738
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	2.13	7/1/2022	20,000	20,635
				72,559
United Kingdom - .4%
GlaxoSmithKline Capital, Gtd. Notes	2.85	5/8/2022	20,000	20,767
Vodafone Group, Sr. Unscd. Notes	4.38	5/30/2028	15,000	17,740
Vodafone Group, Sr. Unscd. Notes	5.25	5/30/2048	10,000	12,917
				51,424
United States - 34.9%
3M, Sr. Unscd. Bonds	2.88	10/15/2027	15,000	16,606
AbbVie, Sr. Unscd. Notes	2.90	11/6/2022	20,000	20,950
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	20,000	[b] 22,092
AbbVie, Sr. Unscd. Notes	3.38	11/14/2021	15,000	15,448
AbbVie, Sr. Unscd. Notes	4.88	11/14/2048	10,000	12,610
American Express, Sr. Unscd. Notes	3.40	2/22/2024	25,000	27,143
American Tower, Sr. Unscd. Notes	3.50	1/31/2023	25,000	26,575
American Water Capital, Sr. Unscd. Notes	2.80	5/1/2030	15,000	16,380
Amgen, Sr. Unscd. Notes	4.56	6/15/2048	20,000	25,672
Apple, Sr. Unscd. Notes	2.15	2/9/2022	15,000	15,358
Apple, Sr. Unscd. Notes	3.25	2/23/2026	15,000	16,779
Apple, Sr. Unscd. Notes	3.75	11/13/2047	10,000	12,062
Boston Properties, Sr. Unscd. Notes	4.50	12/1/2028	15,000	17,570
Bristol-Myers Squibb, Sr. Unscd. Notes	4.13	6/15/2039	10,000	12,369
Caterpillar Financial Services, Sr. Unscd. Notes	0.95	5/13/2022	15,000	15,140
Centerpoint Energy Houston Electric, Mortgage Bonds	3.55	8/1/2042	10,000	11,350
Cigna, Gtd. Notes	4.13	11/15/2025	15,000	17,171
Cigna, Gtd. Notes	4.38	10/15/2028	15,000	17,780
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/2040	20,000	29,049
Citigroup, Sr. Unscd. Notes	3.20	10/21/2026	20,000	22,011
Citigroup, Sr. Unscd. Notes	3.98	3/20/2030	10,000	11,473
Citigroup, Sr. Unscd. Notes	4.41	3/31/2031	15,000	17,795
Citigroup, Sub. Notes	4.75	5/18/2046	10,000	12,459
Commonwealth Edison, First Mortgage Bonds	3.00	3/1/2050	10,000	10,489
Conagra Brands, Sr. Unscd. Notes	5.30	11/1/2038	15,000	19,517
CSX, Sr. Unscd. Notes	3.35	11/1/2025	5,000	5,585
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	20,000	25,313

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 38.1% (continued)
United States - 34.9% (continued)
Deere & Co., Sr. Unscd. Notes	3.90	6/9/2042	10,000		12,597
Dell International, Sr. Scd. Notes	4.90	10/1/2026	15,000	[b]	17,093
DuPont de Nemours, Sr. Unscd. Notes	4.49	11/15/2025	10,000		11,550
Eli Lilly & Co., Sr. Unscd. Notes	2.25	5/15/2050	10,000		9,305
Exelon, Sr. Unscd. Notes	4.05	4/15/2030	15,000		17,370
Exelon, Sr. Unscd. Notes	4.70	4/15/2050	15,000		19,068
Exelon Generation, Sr. Unscd. Notes	5.60	6/15/2042	10,000		11,264
Federal Home Loan Bank, Bonds	2.50	2/13/2024	25,000		26,858
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K077, Cl. A2	3.85	5/25/2028	30,000	[c]	35,765
Federal National Mortgage Association, Notes	0.50	6/17/2025	10,000	[c]	10,002
Federal National Mortgage Association, Notes	2.25	4/12/2022	20,000	[c]	20,612
General Mills, Sr. Unscd. Notes	4.20	4/17/2028	15,000		17,621
Gilead Sciences, Sr. Unscd. Notes	3.50	2/1/2025	15,000		16,518
HCA, Sr. Scd. Notes	5.25	6/15/2049	10,000		12,154
Humana, Sr. Unscd. Notes	3.85	10/1/2024	10,000		11,051
Intel, Sr. Unscd. Notes	3.10	2/15/2060	10,000		10,618
Intel, Sr. Unscd. Notes	3.15	5/11/2027	10,000		11,185
Intercontinental Exchange, Gtd. Notes	3.75	12/1/2025	15,000		17,018
International Business Machines, Sr. Unscd. Debs.	5.88	11/29/2032	10,000		14,361
International Business Machines, Sr. Unscd. Notes	4.00	6/20/2042	5,000		5,943
International Paper, Sr. Unscd. Notes	4.40	8/15/2047	10,000		12,259
ITC Holdings, Sr. Unscd. Notes	3.35	11/15/2027	15,000		16,571
Johnson & Johnson, Sr. Unscd. Notes	2.63	1/15/2025	15,000		16,338
Laboratory Corp. of America Holdings, Sr. Unscd. Notes	3.20	2/1/2022	10,000		10,339
Lowe's, Sr. Unscd. Notes	4.50	4/15/2030	10,000		12,281
Marsh & McLennan, Sr. Unscd. Notes	4.75	3/15/2039	15,000		19,703
Merck & Co., Sr. Unscd. Notes	3.90	3/7/2039	15,000		18,507
Microsoft, Sr. Unscd. Notes	2.88	2/6/2024	25,000		26,845
Microsoft, Sr. Unscd. Notes	4.25	2/6/2047	10,000		13,552
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	10,000		13,139
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	20,000		23,958
Northern Trust, Sr. Unscd. Notes	3.15	5/3/2029	20,000		22,559
Oracle, Sr. Unscd. Notes	2.95	4/1/2030	10,000		11,013
Oracle, Sr. Unscd. Notes	4.00	11/15/2047	10,000		11,562

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 38.1% (continued)
United States - 34.9% (continued)
Parker-Hannifin, Sr. Unscd. Notes	3.25	6/14/2029	15,000	16,846
PepsiCo, Sr. Unscd. Notes	2.75	4/30/2025	15,000	16,383
Potomac Electric Power, First Mortgage Bonds	6.50	11/15/2037	15,000	22,374
Prologis, Sr. Unscd. Notes	2.25	4/15/2030	10,000	10,573
Prudential Financial, Sr. Unscd. Notes	4.35	2/25/2050	5,000	5,985
State Street, Sr. Unscd. Notes	2.65	5/15/2023	25,000	25,867
Target, Sr. Unscd. Notes	2.50	4/15/2026	15,000	16,450
The Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/2027	20,000	22,516
The Home Depot, Sr. Unscd. Notes	3.50	9/15/2056	10,000	11,547
The Home Depot, Sr. Unscd. Notes	3.90	12/6/2028	10,000	11,894
The Mosaic Company, Sr. Unscd. Notes	4.25	11/15/2023	10,000	10,879
The PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	10,000	11,426
Toyota Motor Credit, Sr. Unscd. Notes	2.60	1/11/2022	15,000	15,400
Truist Financial, Sr. Unscd. Notes	3.75	12/6/2023	10,000	10,945
TWDC Enterprises 18, Gtd. Notes	4.13	6/1/2044	10,000	11,942
U.S. Treasury Bonds	1.13	5/15/2040	10,000	9,505
U.S. Treasury Bonds	1.13	8/15/2040	12,000	11,370
U.S. Treasury Bonds	1.25	5/15/2050	4,000	3,612
U.S. Treasury Bonds	1.38	8/15/2050	15,000	13,985
U.S. Treasury Bonds	2.00	2/15/2050	5,000	5,414
U.S. Treasury Bonds	2.25	8/15/2049	9,000	10,270
U.S. Treasury Bonds	2.38	11/15/2049	10,000	11,713
U.S. Treasury Bonds	2.75	11/15/2042	5,000	6,196
U.S. Treasury Bonds	2.75	8/15/2047	40,000	50,066
U.S. Treasury Bonds	2.88	5/15/2049	13,000	16,742
U.S. Treasury Bonds	3.00	2/15/2048	30,000	39,295
U.S. Treasury Bonds	3.00	2/15/2049	30,000	39,471
U.S. Treasury Bonds	3.13	2/15/2042	40,000	52,512
U.S. Treasury Bonds	3.13	11/15/2041	18,000	23,573
U.S. Treasury Bonds	3.13	5/15/2048	32,000	42,870
U.S. Treasury Bonds	3.88	8/15/2040	11,000	15,810
U.S. Treasury Bonds	4.38	11/15/2039	7,000	10,629
U.S. Treasury Bonds	4.38	5/15/2040	28,000	42,691
U.S. Treasury Bonds	4.50	2/15/2036	5,000	7,374
U.S. Treasury Notes	0.13	5/15/2023	20,000	19,974
U.S. Treasury Notes	0.13	7/15/2023	40,000	39,933
U.S. Treasury Notes	0.13	10/15/2023	25,000	24,948
U.S. Treasury Notes	0.13	9/15/2023	15,000	14,970

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 38.1% (continued)
United States - 34.9% (continued)
U.S. Treasury Notes	0.25	4/15/2023	20,000	20,038
U.S. Treasury Notes	0.25	7/31/2025	10,000	9,948
U.S. Treasury Notes	0.50	3/15/2023	25,000	25,194
U.S. Treasury Notes	0.63	8/15/2030	10,000	9,768
U.S. Treasury Notes	0.63	5/15/2030	12,000	11,747
U.S. Treasury Notes	1.38	1/31/2025	25,000	26,122
U.S. Treasury Notes	1.38	10/15/2022	25,000	25,598
U.S. Treasury Notes	1.38	2/15/2023	15,000	15,414
U.S. Treasury Notes	1.50	3/31/2023	25,000	25,799
U.S. Treasury Notes	1.50	1/31/2022	20,000	20,341
U.S. Treasury Notes	1.50	2/15/2030	15,000	15,900
U.S. Treasury Notes	1.50	1/15/2023	15,000	15,442
U.S. Treasury Notes	1.50	11/30/2024	20,000	20,976
U.S. Treasury Notes	1.63	2/15/2026	30,000	31,879
U.S. Treasury Notes	1.63	11/15/2022	15,000	15,449
U.S. Treasury Notes	1.63	12/31/2021	70,000	71,209
U.S. Treasury Notes	1.63	12/15/2022	15,000	15,468
U.S. Treasury Notes	1.63	11/30/2026	25,000	26,625
U.S. Treasury Notes	1.75	12/31/2024	15,000	15,897
U.S. Treasury Notes	1.75	12/31/2026	20,000	21,461
U.S. Treasury Notes	1.75	6/30/2022	20,000	20,531
U.S. Treasury Notes	1.75	6/15/2022	35,000	35,908
U.S. Treasury Notes	1.75	7/15/2022	40,000	41,094
U.S. Treasury Notes	1.88	8/31/2024	55,000	58,352
U.S. Treasury Notes	1.88	7/31/2022	15,000	15,452
U.S. Treasury Notes	1.88	1/31/2022	45,000	45,977
U.S. Treasury Notes	2.00	6/30/2024	65,000	69,129
U.S. Treasury Notes	2.00	8/15/2025	25,000	26,935
U.S. Treasury Notes	2.00	2/15/2025	30,000	32,152
U.S. Treasury Notes	2.00	5/31/2024	65,000	69,050
U.S. Treasury Notes	2.00	4/30/2024	100,000	106,125
U.S. Treasury Notes	2.13	9/30/2024	18,000	19,290
U.S. Treasury Notes	2.13	11/30/2024	30,000	32,222
U.S. Treasury Notes	2.13	7/31/2024	50,000	53,469
U.S. Treasury Notes	2.25	12/31/2024	25,000	27,013
U.S. Treasury Notes	2.25	8/15/2027	39,000	43,244
U.S. Treasury Notes	2.25	11/15/2024	45,000	48,535
U.S. Treasury Notes	2.25	11/15/2025	10,000	10,926
U.S. Treasury Notes	2.25	10/31/2024	30,000	32,336
U.S. Treasury Notes	2.38	5/15/2029	28,000	31,698
U.S. Treasury Notes	2.63	2/15/2029	45,000	51,748
U.S. Treasury Notes	2.75	2/15/2028	35,000	40,184
U.S. Treasury Notes	2.88	11/15/2021	10,000	10,284

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 38.1% (continued)
United States - 34.9% (continued)
U.S. Treasury Notes	2.88	5/15/2028	40,000		46,412
U.S. Treasury Notes	3.13	11/15/2028	35,000		41,532
Union Pacific, Sr. Unscd. Notes	4.10	9/15/2067	5,000		5,755
United Parcel Service, Sr. Unscd. Notes	3.05	11/15/2027	15,000		16,804
Verizon Communications, Sr. Unscd. Notes	2.99	10/30/2056	5,000	[b]	5,064
Verizon Communications, Sr. Unscd. Notes	5.01	8/21/2054	10,000		13,965
Visa, Sr. Unscd. Notes	3.15	12/14/2025	15,000		16,696
WW Grainger, Sr. Unscd. Notes	1.85	2/15/2025	10,000		10,453
Zoetis, Sr. Unscd. Notes	3.90	8/20/2028	15,000		17,636
Federal Home Loan Mortgage Corp.:
2.50%, 5/1/2035-8/1/2050			92,637	[c]	96,537
3.00%, 7/1/2046-6/1/2050			64,561	[c]	67,577
3.50%, 11/1/2047-7/1/2049			40,214	[c]	42,503
4.00%, 5/1/2049			15,992	[c]	17,066
5.00%, 10/1/2049			18,474	[c]	20,286
Federal National Mortgage Association:
2.00%			100,000	[c,d]	103,197
2.50%			25,000	[c,d]	26,050
2.50%, 11/1/2031-7/1/2050			66,933	[c]	69,684
3.00%			25,000	[c,d]	26,171
3.00%, 6/1/2034-6/1/2050			189,545	[c]	198,639
3.50%, 9/1/2037-11/1/2049			156,573	[c]	166,090
3.50%			50,000	[c,d]	52,815
4.00%			25,000	[c,d]	26,701
4.00%, 1/1/2048-8/1/2049			99,117	[c]	106,207
4.50%, 8/1/2047			15,293	[c]	16,538
4.50%			50,000	[c,d]	54,076
5.50%, 9/1/2049			22,399	[c]	24,930
Government National Mortgage Association II:
2.50%			50,000	[d]	52,307
3.00%, 11/20/2045-8/20/2050			119,157		125,431
3.50%, 11/20/2046-6/20/2049			90,825		96,240
4.00%, 4/20/2049-10/20/2049			57,179		60,839
4.50%, 2/20/2049-6/20/2049			24,359		26,161
5.00%, 6/20/2049			14,521		15,751
				4,771,317
Uruguay - .1%
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	10,000		13,262
Total Bonds and Notes (cost $4,959,632)			5,216,062

16

Description	Shares		Value ($)
Common Stocks - 60.5%
Australia - 1.5%
Australia & New Zealand Banking Group	1,837		24,429
CSL	218		44,308
Dexus	6,340		38,493
Insurance Australia Group	5,298		17,858
National Australia Bank	3,110		40,886
Westpac Banking	2,785		35,491
		201,465
Bermuda - .1%
Hiscox	1,353	[e]	14,506
Canada - .9%
Intact Financial	779		80,467
The Toronto-Dominion Bank	968		42,707
		123,174
China - 3.3%
3SBio	27,000	[b,e]	25,219
Alibaba Group Holding, ADR	511	[e]	155,697
Meituan, Cl. B	669	[e]	25,025
Ping An Insurance Group Company of China, Cl. H	9,000		92,393
Tencent Holdings	2,061		158,092
		456,426
Denmark - .7%
Chr. Hansen Holding	253	[e]	25,488
Novo Nordisk, Cl. B	240		15,348
Orsted	307	[b]	48,771
		89,607
France - 2.5%
BNP Paribas	963		33,766
Bureau Veritas	3,434		75,671
Danone	618		34,158
Kering	63		38,115
L'Oreal	181		58,619
LVMH	56		26,291
Sanofi	521		47,098
Valeo	1,181		35,817
		349,535
Germany - 2.7%
Allianz	223		39,253
Brenntag	1,312		83,871
Continental	358		38,080
Deutsche Post	1,313		58,191
Deutsche Wohnen	313		15,843
Fresenius Medical Care & Co.	219		16,728

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 60.5% (continued)
Germany - 2.7% (continued)
HELLA GmbH & Co.	722	[e] 31,525
Infineon Technologies	1,890	52,928
SAP	292	31,119
		367,538
Hong Kong - 1.4%
AIA Group	4,400	41,498
Link REIT	8,000	61,090
Techtronic Industries	6,664	89,637
		192,225
Ireland - 1.2%
Accenture, Cl. A	461	99,996
Medtronic	592	59,537
		159,533
Japan - 4.4%
Ebara	2,700	74,878
Fast Retailing	100	69,934
Honda Motor	2,300	54,235
KDDI	1,200	32,137
Keyence	100	45,347
M3	400	26,989
Mitsubishi UFJ Financial Group	7,900	31,141
Nippon Telegraph & Telephone	700	14,780
NTT Docomo	900	33,971
Recruit Holdings	1,000	38,196
Seven & i Holdings	400	12,217
Sony	500	41,674
Sugi Holdings	200	13,274
Sumitomo Mitsui Financial Group	600	16,617
Suntory Beverage & Food	1,300	44,940
Takeda Pharmaceutical	900	27,852
Toyota Motor	300	19,648
		597,830
Mexico - .4%
Fomento Economico Mexicano	10,752	57,842
Netherlands - .6%
ASML Holding	166	60,350
Wolters Kluwer	330	26,749
		87,099
Norway - .5%
DNB	2,092	[e] 28,262
Mowi	2,655	[e] 41,954
		70,216

18

Description	Shares		Value ($)
Common Stocks - 60.5% (continued)
South Africa - .3%
Naspers, Cl. N	149		29,145
Old Mutual	21,164		12,226
		41,371
South Korea - .4%
Samsung SDI	136		53,434
Spain - .6%
Banco Santander	17,179	[e]	34,394
Iberdrola	3,520		41,525
		75,919
Switzerland - 1.9%
Lonza Group	85		51,408
Nestle	915		102,803
Roche Holding	245		78,649
Zurich Insurance Group	93		30,795
		263,655
Taiwan - 1.0%
Taiwan Semiconductor Manufacturing	9,000		135,828
Thailand - .2%
Kasikornbank	12,500		30,674
United Kingdom - 4.3%
Ascential	8,400	[b,e]	30,108
AstraZeneca	257		25,869
Aviva	4,818		16,135
Barclays	34,032		47,268
Bunzl	1,438		44,727
Ferguson	567		56,896
GlaxoSmithKline	1,162		19,387
HSBC Holdings	2,667		11,257
Informa	9,271		50,318
Johnson Matthey	2,040		56,838
Legal & General Group	5,518		13,266
Linde	414		91,221
Natwest Group	11,405		18,365
Prudential	1,237		15,108
RELX	2,121		41,981
Travis Perkins	1,817	[e]	24,994
Unilever	407		23,207
		586,945
United States - 31.6%
3M	309		49,428
Abbott Laboratories	562		59,072
Adobe	158	[e]	70,642

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 60.5% (continued)
United States - 31.6% (continued)
Albemarle	513		47,817
Alphabet, Cl. C	164	[e]	265,846
Amazon.com	64	[e]	194,314
American Express	270		24,635
American Tower	158	[f]	36,285
Amgen	238		51,632
Apple	3,208		349,223
Applied Materials	1,388		82,211
AT&T	2,298		62,092
Automatic Data Processing	324		51,179
Becton Dickinson & Co.	144		33,283
Biogen	143	[e]	36,046
BlackRock	31		18,576
Booking Holdings	15	[e]	24,337
Bristol-Myers Squibb	919		53,716
Brixmor Property Group	3,388	[f]	37,132
Cerner	498		34,905
Cigna	250		41,742
Citigroup	1,579		65,402
CMS Energy	1,375		87,079
Colgate-Palmolive	511		40,313
Costco Wholesale	103		36,835
Dollar General	81		16,906
Ecolab	478		87,756
Eli Lilly & Co.	333		43,443
Eversource Energy	817		71,300
Fidelity National Information Services	661		82,354
Gilead Sciences	584		33,960
Intel	1,525		67,527
International Flavors & Fragrances	540		55,436
Intuit	116		36,503
Laureate Education, Cl. A	1,916	[e]	24,908
Lowe's	337		53,280
Mastercard, Cl. A	366		105,642
Merck & Co.	1,071		80,550
Microsoft	1,546		313,019
Morgan Stanley	824		39,676
NextEra Energy	760		55,640
NIKE, Cl. B	513		61,601
Otis Worldwide	1,372		84,076
PayPal Holdings	317	[e]	59,003
PepsiCo	472		62,913

20

Description	Shares		Value ($)
Common Stocks - 60.5% (continued)
United States - 31.6% (continued)
Prologis	376	[f]	37,299
S&P Global	77		24,850
salesforce.com	381	[e]	88,495
Starbucks	622		54,089
Texas Instruments	407		58,848
The Estee Lauder Companies, Cl. A	345		75,783
The Goldman Sachs Group	314		59,359
The Home Depot	324		86,414
The PNC Financial Services Group	491		54,933
The Procter & Gamble Company	379		51,961
The TJX Companies	725		36,830
The Walt Disney Company	555		67,294
Thermo Fisher Scientific	145		68,602
Union Pacific	298		52,803
United Parcel Service, Cl. B	319		50,118
Verizon Communications	1,550		88,334
Visa, Cl. A	440		79,952
		4,325,199
Total Common Stocks (cost $7,272,442)	8,280,021

21

STATEMENT OF INVESTMENTS (continued)

Description		Principal Amount ($)	Value ($)
Rights - .0%
United States - .0%
Bristol-Myers Squibb, CVR (cost $750)		326	1,063
	1-Day Yield (%)	Shares
Investment Companies - 3.6%
Registered Investment Companies - 3.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $495,326)	0.10	495,326	[g] 495,326
Total Investments (cost $12,728,150)		102.2%	13,992,472
Liabilities, Less Cash and Receivables		(2.2%)	(305,449)
Net Assets		100.0%	13,687,023

ADR—American Depository Receipt

CVR—Contingent Value Right

REIT—Real Estate Investment Trust

THB—Thai Baht

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, these securities were valued at $148,347 or 1.08% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Purchased on a forward commitment basis.

e Non-income producing security.

f Investment in real estate investment trust within the United States.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

22

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	14.3
U.S. Government Agencies Mortgage-Backed	10.9
Information Technology	9.2
Health Care	8.9
Banks	7.0
Internet Software & Services	5.3
Technology Hardware & Equipment	3.9
Investment Companies	3.6
Chemicals	3.4
Utilities	3.1
Industrial	3.0
Telecommunication Services	2.8
Semiconductors & Semiconductor Equipment	2.5
Retailing	2.4
Insurance	2.2
Real Estate	2.0
Commercial & Professional Services	1.9
Consumer Discretionary	1.7
Food Products	1.7
Diversified Financials	1.6
Automobiles & Components	1.4
Transportation	1.4
Beverage Products	1.3
Consumer Staples	1.3
Media	1.1
Foreign Governmental	1.0
Consumer Durables & Apparel	.9
Household & Personal Products	.6
Supranational Bank	.5
U.S. Government Agencies	.4
Food & Staples Retailing	.3
Collateralized Municipal-Backed Securities	.3
Advertising	.2
Forest Products & Paper	.1
102.2

† Based on net assets.

See notes to financial statements.

23

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/19($)	Purchases($)†	Sales($)	Value 10/31/20($)	Net Assets (%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,167,698	3,792,388	(4,464,760)	495,326	3.6	5,635

† Includes reinvested dividends/distributions.

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	12,232,824	13,497,146
Affiliated issuers	495,326	495,326
Cash		16,593
Cash denominated in foreign currency	19,214	19,801
Receivable for investment securities sold		151,833
Dividends and interest receivable		41,897
Tax reclaim receivable		16,289
Receivable for shares of Common Stock subscribed		488
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		7,620
Prepaid expenses		449
		14,247,442
Liabilities ($):
Payable for investment securities purchased		487,254
Directors’ fees and expenses payable		382
Other accrued expenses		72,783
		560,419
Net Assets ($)		13,687,023
Composition of Net Assets ($):
Paid-in capital		13,024,559
Total distributable earnings (loss)		662,464
Net Assets ($)		13,687,023

Net Asset Value Per Share	Class K	Service Shares
Net Assets ($)	12,614,316	1,072,707
Shares Outstanding	938,172	80,000
Net Asset Value Per Share ($)	13.45	13.41

See notes to financial statements.

25

STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income ($):
Income:
Dividends (net of $7,059 foreign taxes withheld at source):
Unaffiliated issuers	142,020
Affiliated issuers	5,584
Interest	95,627
Total Income	243,231
Expenses:
Management fee—Note 3(a)	14,458
Professional fees	103,786
Chief Compliance Officer fees—Note 3(b)	14,076
Custodian fees—Note 3(b)	11,715
Pricing fees	11,017
Prospectus and shareholders’ reports	9,330
Registration fees	4,796
Shareholder servicing costs—Note 3(b)	2,641
Directors’ fees and expenses—Note 3(c)	1,379
Loan commitment fees—Note 2	477
Miscellaneous	15,235
Total Expenses	188,910
Less—reduction in expenses due to undertaking—Note 3(a)	(166,136)
Net Expenses	22,774
Investment Income—Net	220,457
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	240,047
Net realized gain (loss) on forward foreign currency exchange contracts	2,108
Capital gain distributions from affiliated issuers	51
Net Realized Gain (Loss)	242,206
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	647,062
Net Realized and Unrealized Gain (Loss) on Investments	889,268
Net Increase in Net Assets Resulting from Operations	1,109,725

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019[a]
Operations ($):
Investment income—net	220,457	258,022
Net realized gain (loss) on investments	242,206	(779,100)
Net change in unrealized appreciation (depreciation) on investments	647,062	1,769,655
Net Increase (Decrease) in Net Assets Resulting from Operations	1,109,725	1,248,577
Distributions ($):
Distributions to shareholders:
Class K	(200,188)	(222,034)
Service Shares	(14,896)	(18,216)
Total Distributions	(215,084)	(240,250)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class K	38,092	-
Net assets received in connection with reorganization—Note 1	-	864
Distributions reinvested:
Class K	31	-
Cost of shares redeemed:
Class K	(1,229)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	36,894	864
Total Increase (Decrease) in Net Assets	931,535	1,009,191
Net Assets ($):
Beginning of Period	12,755,488	11,746,297
End of Period	13,687,023	12,755,488
Capital Share Transactions (Shares):
Class K
Shares sold	2,881	-
Shares issued in connection with reorganization—Note 1	-	(202)
Shares issued for distributions reinvested	3	-
Shares redeemed	(96)	-
Net Increase (Decrease) in Shares Outstanding	2,788	(202)

[a]Effective April 1, 2019, Class A shares were redesignated into Service Shares and Class Y shares were redesignated into Class K shares. Class C and Class I shares were exchanged for Class K shares and are no longer active. During the period ended October 31, 2019, 387,793 Class I shares representing $4,544,937 were exchanged for 387,793 Class K shares and 80,000 Class C shares representing $934,400 were exchanged for 79,727 Class K shares.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class K Shares	2020	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	12.56	11.57	12.50
Investment Operations:
Investment income—net[c]	.22	.26	.37
Net realized and unrealized gain (loss) on investments	.88	.97	(1.05)
Total from Investment Operations	1.10	1.23	(.68)
Distributions:
Dividends from investment income—net	(.21)	(.24)	(.25)
Net asset value, end of period	13.45	12.56	11.57
Total Return (%)	8.88	11.03	(5.64)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42	2.11	2.19[e]
Ratio of net expenses to average net assets	.15	.40	.71[e]
Ratio of net investment income to average net assets	1.70	2.16	3.10[e]
Portfolio Turnover Rate	87.52[f]	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	12,614	11,753	5,412

a Effective April 1, 2019, Class Y shares were redesignated as Class K Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2020 was 52.86%

See notes to financial statements.

28

	Year Ended October 31,
Service Shares	2020	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	12.53	11.56	12.50
Investment Operations:
Investment income—net[c]	.19	.23	.32
Net realized and unrealized gain (loss) on investments	.88	.97	(1.03)
Total from Investment Operations	1.07	1.20	(.71)
Distributions:
Dividends from investment income—net	(.19)	(.23)	(.23)
Net asset value, end of period	13.41	12.53	11.56
Total Return (%)	8.50	10.73	(5.79)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	2.34	2.56[e]
Ratio of net expenses to average net assets	.40	.62	.96[e]
Ratio of net investment income to average net assets	1.45	1.95	2.78[e]
Portfolio Turnover Rate	87.52[f]	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	1,073	1,003	925

a Effective April 1, 2019, Class A shares were redesignated as Service Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2020 was 52.86%

See notes to financial statements.

29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable Balanced Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Each of Newton Investment Management Limited (“Newton”) and Mellon Investments Corporation (“Mellon”), each a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serve as the fund’s sub-investment advisers (the “Sub-Advisers”). Effective December 31, 2019, Newton Investment Management (North America) Limited (“NIMNA”) reorganized into Newton Investment Management Limited. Consequently, the sub-investment advisory agreement between the Adviser and NIMNA was terminated and NIM now serves as one of fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser and NIM. There was no change to the fund’s investment objective, polices or strategies as a result of the reorganization of NIMNA into Sub-Adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Class K shares (300 million shares authorized) and Service shares (100 million shares authorized). Class K shares are generally only offered to state-sponsored retirement plans. Service Class shares are generally offered only to holders of Class K who terminate their relationship with state-sponsored retirement plans. Each class of shares has identical rights and privileges, except with respect to the Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2020, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 935,314 of Class K shares and all of the outstanding Service Shares of the fund.

30

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

31

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

32

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2020 in valuing the fund’s investments:

33

NOTES TO FINANCIAL STATEMENTS (continued)

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	35,765	-	35,765
Corporate Bonds	-	1,525,813	-	1,525,813
Equity Securities – Common Stocks	4,912,666	3,367,355††	-	8,280,021
Foreign Governmental	-	142,420	-	142,420
Investment Companies	495,326	-	-	495,326
Rights	1,063	-	-	1,063
U.S. Government Agencies	-	57,472	-	57,472
U.S. Government Agencies Mortgage-Backed	-	1,491,796	-	1,491,796
U.S. Treasury Securities	-	1,962,796	-	1,962,796

†  See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of

34

Operations. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent

35

NOTES TO FINANCIAL STATEMENTS (continued)

basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three years period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $207,028, accumulated capital losses $788,499 and unrealized appreciation $1,243,935.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2020. If not applied, the fund has $119,126 of short-term capital losses and $669,373 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2020 and October 31, 2019 were as follows: ordinary income $215,084 and $240,250, respectively.

(h) New Accounting Pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary

36

relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other IBOR-based reference rates (change to “other interbank offered rates”) as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .11% of the value of the

37

NOTES TO FINANCIAL STATEMENTS (continued)

fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2019 through February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .15% of the value of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $166,136 during the period ended October 31, 2020.

Pursuant to a sub-investment advisory agreements between the Adviser and the respective Sub-Advisers, Newton and Mellon each serve as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each of Newton and Mellon a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Shareholder Services Plan, Service shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to Service Agents (securities dealers,

38

financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2020, the fund was charged $2,582 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2020, the fund was charged $55 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2020, the fund was charged $11,715 pursuant to the custody agreement.

During the period ended October 31, 2020, the fund was charged $14,076 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,310, Shareholder Services Plan fees of $233, custodian fees of $2,400, Chief Compliance Officer fees of $4,546 and transfer agency fees of $11, which are offset against an expense reimbursement currently in effect in the amount of $16,120.

39

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and foreign currency exchange contracts (“forward contracts”), during the period ended October 31, 2020, amounted to $11,402,712 and $11,324,521, respectively, of which $4,485,664 in purchases and $4,485,299 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the

40

date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2020, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2020:

Average Market Value ($)
Forward contracts	158

At October 31, 2020, the cost of investments for federal income tax purposes was $12,749,245; accordingly, accumulated net unrealized appreciation on investments was $1,243,227, consisting of $1,744,500 gross unrealized appreciation and $501,273 gross unrealized depreciation.

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Sustainable Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Sustainable Balanced Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from November 30, 2017 (commencement of operations) through October 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from November 30, 2017 (commencement of operations) through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2020

42

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 30.01% of the ordinary dividends paid during the fiscal year ended October 31, 2020 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $114,255 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns.

43

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

44

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

45

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Peggy C. Davis (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- 2019)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 25

———————

46

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present); Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

47

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

48

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

49

For More Information

BNY Mellon Sustainable Balanced Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Advisers

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Mellon Investment Corporation

BNY Mellon Center

One Boston Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols: Class K: DRAKX Service: DRASX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 4120AR1020

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $192,098 in 2019 and $200,487 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $63,204 in 2019 and $36,149 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $15,035 in 2019 and $14,789 in 2020.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $314 in 2019 and $0 in 2020.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $616,767 in 2019 and $1,174,149 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 22, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    December 22, 2020

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)